UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2011

ASG Diversifying Strategies Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

Loomis Sayles Absolute Strategies Fund

Loomis Sayles Multi-Asset Real Return Fund

Management Discussion and Investment Results page 1

Consolidated Portfolio of Investments page 33

Consolidated Financial Statements page 71

ASG DIVERSIFYING STRATEGIES FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Philippe P. Lüdi

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation while maintaining a low or negative correlation over time with the returns of major equity indices.

Strategy:

Seeks to generate positive absolute returns over time rather than track the performance of any particular index by using multiple quantitative investment models and strategies.

Inception Date:

August 3, 2009

Symbols:

Class A	DSFAX
Class C	DSFCX
Class Y	DSFYX

Market Conditions

Financial markets began the year on a high note as investors anticipated a year of strong growth. As expectations rose, stock and commodity prices surged upward while the U.S. dollar weakened against key global currencies. At the same time, anxiety about inflation increased in many emerging market countries. These concerns forced some central banks to begin tightening monetary policy, which, in turn, may have contributed to the underperformance of emerging stock markets.

As the first half of 2011 progressed, market participants became less optimistic about global growth. The most visible factors contributing to this shift were the disasters in Japan, rising interest rates, sluggish first quarter U.S. growth and the continued European sovereign debt crisis. Stock and commodity prices fell, while bond markets rallied strongly and bond yields fell. Some relief finally came to stock markets at the end of the first half as the Greek parliament passed new reforms in exchange for additional aid.

Performance Results

For the six months ended June 30, 2011, Class A shares of ASG Diversifying Strategies Fund returned -2.76% at net asset value. The fund lagged its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.16%. The fund follows an absolute return strategy and does not seek to track any index. Therefore, we believe its most appropriate benchmark is the 3-month LIBOR.

Explanation of Fund Performance

The fund seeks to achieve absolute returns using a proprietary, statistical process, while maintaining a low or negative correlation over time with major equity indexes. The fund typically uses derivative instruments such as futures and forward contracts on global stock indexes, fixed-income securities, currencies, interest rates, and commodities to gain liquid, broad market exposures. The fund aims to achieve its correlation objective by selling futures on global stock indexes when the trailing 12-month equity correlation of fund

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holdings would otherwise be too high. When the fund takes on a “long” exposure to a market, it profits as prices rise; when it takes on a “short” exposure, it profits as prices fall. As market events unfold, these various market exposures result in a profit or loss for the fund.

During the first half of the year, fixed income, currencies and commodities all contributed positively to performance. However, this was not enough to offset losses in equities during the first half of the year. The equity correlation control objective of the fund caused it to be periodically net short equities during the beginning of the year, when equity markets generally rose. As concerns about a global slowdown in growth intensified during the second quarter, the fund gave up most of its gains in commodities. The fund’s losses in equities continued through the second quarter as these same concerns led to a reversal in equities. The equity correlation control objective of the fund caused us to reduce its equity exposure through much of the second quarter. However, this was not sufficient to eliminate the fund’s losses in equities. Short-term interest rates remained low, so gains from the fund’s money market positions were small.

The biggest positive contributors during the first six months of 2011 were Japanese 10-year government bonds, gold, and the Swiss franc. Conversely, the biggest detractors from performance were the German, Japanese, and U.S. stock indexes. As is usually the case, the fund carried large exposures (as measured by the notional or contract values of futures contracts) to short-term interest rates such as the Eurodollar and LIBOR, in order to gain the diversification advantage provided by these low volatility assets.

The fund’s realized annualized volatility during the first half of 2011 was 8.8%, consistent with its risk objectives and well within its targeted range.

In order to help investors achieve diversification benefits in their overall portfolios, ASG Diversifying Strategies Fund seeks a low trailing 12-month correlation with global equity markets. The correlation of daily returns was 28% with the S&P 500 Index during the

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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first half of the year, and 17% for the trailing 12-months ended June 30, 2011, which was in line with our objective.

Outlook

At the beginning of the second half of 2011, concerns about monetary, fiscal and political shifts dominate our outlook. Anxieties about slowing global growth and chronic worries about developed-country indebtedness remain fundamentally unresolved. At the end of the second quarter, the U.S. Federal Reserve Board concluded its stimulatory bond purchase (or quantitative easing) program, known as QE2, leaving investors uncertain about how U.S. Treasury bond prices will fare without government support and whether the U.S. will adopt a credible plan to contain its debt and deficit. Investors are also looking to see whether China tames its inflation without sacrificing growth and whether Greece will finally resolve its long-running debt crisis. The evolving opinion on the likely outcomes of these issues will influence markets and the pace of economic recovery in the coming months.

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ASG DIVERSIFYING STRATEGIES FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

August 3, 2009 (inception) through June 30, 2011

Average Annual Total Returns — June 30, 20116

	6 Months	1 Year	Since Inception[5]

Class A (Inception 8/3/09)
NAV	-2.76%	6.12%	6.68%
With 5.75% Maximum Sales Charge	-8.37	0.07	3.42

Class C (Inception 8/3/09)
NAV	-3.08	5.33	5.85
With CDSC[1]	-4.05	4.33	5.85

Class Y (Inception 8/3/09)
NAV	-2.66	6.29	6.84

Comparative Performance
3-Month LIBOR[2]	0.16	0.39	0.36
HFRI Fund of Funds Composite Index[3]	-0.45	6.52	5.01
Morningstar Multialternative Fund Avg.[4]	0.98	9.42	6.17

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

See Notes To Charts on page 5.

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PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 6/30/11
Certificates of Deposit	69.1
Financial Company Commercial Paper	17.2
Forward Foreign Currency Contracts	(0.5)
Futures Contracts	(0.4)
Other Assets less Liabilities	14.6

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.99%	1.74%
C	2.66	2.49
Y	1.83	1.49

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds. Funds included within the index have either at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. The funds do not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the HFRI Index returns reported by the funds may differ from the index returns for the same period published by others.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown are calculated from 8/1/09.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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ASG GLOBAL ALTERNATIVES FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Peter A. Lee

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Seeks capital appreciation consistent with the return and risk characteristics of a diversified portfolio of hedge funds.

Strategy:

Seeks to achieve long and short exposure to global equity, bond, currency, and commodity markets through a wide range of derivative instruments and direct investments.

Inception Date:

September 30, 2008

Symbols:

Class A	GAFAX
Class C	GAFCX
Class Y	GAFYX

Market Conditions

Financial markets began the year on a high note as investors anticipated a year of strong growth. As expectations rose, stock and commodity prices surged upward while the U.S. dollar weakened against key global currencies. At the same time, anxiety about inflation increased in many emerging market countries. These concerns forced some central banks to begin tightening monetary policy, which, in turn, may have contributed to the underperformance of emerging stock markets.

As the first half of 2011 progressed, market participants became less optimistic about global growth. The most visible factors contributing to this shift were the disasters in Japan, rising interest rates, sluggish first quarter U.S. growth and the continued European sovereign debt crisis. Stock and commodity prices fell, while bond markets rallied strongly and bond yields fell. Some relief finally came to stock markets at the end of the first half as the Greek parliament passed new reforms in exchange for additional aid.

As measured by the HFRI Fund of Funds index, the strongest returns posted by hedge funds during this period occurred during April, and their weakest returns occurred during May and June.

Performance Results

For the six months ended June 30, 2011, Class A Shares of ASG Global Alternatives Fund returned 3.49% at net asset value. The fund follows an absolute return strategy and does not seek to track an index. However, its returns may often be similar to those of the HFRI Fund of Funds Composite Index, which returned -0.45% for the same period. It is important to note that there are important differences between the fund and the benchmark, which is non-investable.

Explanation of Fund Performance

As always, the fund’s strategy is to take on the exposures that best reflect the liquid, broad market exposures of the hedge fund industry as estimated by a proprietary, statistical process. When the fund takes on a “long” exposure to a market, it profits as prices rise;

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What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

when it takes on a “short” exposure, it profits as prices fall. In taking on these exposures, the fund typically uses derivative instruments, such as futures and forward contracts on global stock indices, fixed-income securities, currencies, interest rates and commodities. As market events unfold, these various market exposures result in a profit or loss for the fund.

The fund’s largest gains during the first half came from exposure to foreign currencies, stocks and precious metals. The strongest individual contributors to performance were long exposure to U.S. stocks, gold, the Swiss franc, German stocks and the Australian dollar. The fund also held short positions in aluminum and natural gas. Overall, the fund’s short positions made a small positive contribution to returns. Short-term interest rates remained low, so gains from the fund’s money market positions were small.

During this period we made adjustments to the portfolio. In particular we bought stocks and Eurodollar contracts, while we sold bonds and base metals. The fund’s volatility was 7.6%, which is in line with our risk management expectations.

Outlook

At the beginning of the second half of 2011, concerns about monetary, fiscal and political shifts dominate our outlook. Anxieties about slowing global growth and chronic worries about developed-country indebtedness remain fundamentally unresolved. At the end of the second quarter, the U.S. Federal Reserve Board concluded its stimulatory bond purchase (or quantitative easing) program, known as QE2, leaving investors uncertain about how U.S. Treasury bond prices will fare without government support and whether the U.S. will adopt a credible plan to contain its debt and deficit. Investors are also looking to see whether China tames its inflation without sacrificing growth and whether Greece will finally resolve its long-running debt crisis. The evolving opinion on the likely outcomes of these issues will influence markets and the pace of economic recovery in the coming months.

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ASG GLOBAL ALTERNATIVES FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

September 30, 2008 (inception) through June 30, 2011

Average Annual Total Returns — June 30, 20115

	6 Months	1 Year	Since Inception[4]

Class A (Inception 9/30/08)
NAV	3.49%	14.42%	5.98%
With 5.75% Maximum Sales Charge	-2.45	7.88	3.72

Class C (Inception 9/30/08)
NAV	3.06	13.53	5.19
With CDSC[1]	2.06	12.53	5.19

Class Y (Inception 9/30/08)
NAV	3.66	14.67	6.25

Comparative Performance
HFRI Fund of Funds Composite Index[2]	-0.45	6.52	1.96
Morningstar Multialternative Fund Avg.[3]	0.98	9.42	2.72

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

See Notes To Charts on page 9.

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PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 6/30/11
Certificates of Deposit	68.0
Financial Company Commercial Paper	23.1
Forward Foreign Currency Contracts	(0.0)
Futures Contracts	1.2
Other Assets less Liabilities	7.7

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.67%	1.61%
C	2.42	2.36
Y	1.42	1.36

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds. Funds included within the index have either at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. The funds do not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the HFRI Index returns reported by the funds may differ from the index returns for the same period published by others.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 10/1/08.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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ASG MANAGED FUTURES STRATEGY FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation.

Strategy:

Seeks to generate positive absolute returns over time by using a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management.

Inception Date:

July 30, 2010

Symbols:

Class A	AMFAX
Class C	ASFCX
Class Y	ASFYX

Market Conditions

Financial markets began the year on a high note as investors anticipated a year of strong growth. As expectations rose, stock and commodity prices surged upward, while the U.S. dollar weakened against key global currencies. At the same time, anxiety about inflation increased in many emerging market countries. These concerns forced some central banks to begin tightening monetary policy, which may have contributed to the underperformance of emerging stock markets.

As the first half of 2011 progressed, market participants became less optimistic about global growth due, in part, to disasters in Japan, rising interest rates, sluggish first quarter U.S. growth and the continued European sovereign debt crisis. Stock and commodity prices fell, while bond markets rallied strongly and bond yields fell. Some relief finally came to stock markets at the end of the first half of 2011 as the Greek parliament passed new reforms in exchange for additional aid.

Performance Results

For the six months ended June 30, 2011, Class A Shares of ASG Managed Futures Strategy Fund returned 0.19% at net asset value. The fund follows an absolute return strategy and does not seek to track an index. However, its returns may often be similar to those of the FTSE StableRisk Trend Composite Index, which returned 3.64% for the same period. It is important to note that there are important differences between the fund and the benchmark in terms of risk management. There were no significant changes to the fund strategy during this period.

Explanation of Fund Performance

The difference in performance between the fund and the benchmark was generally due to the fund’s risk management mechanism, which aims to scale total portfolio positions up or down in response to market volatility, correlation and the fund’s drawdown. In general, a lower volatility helps mitigate the impact of continued losses, but at the cost of muting potential gains. The fund reduced its exposures following the high

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What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

volatility around the Japanese earthquake and around the end of the second quarter in response to losses experienced by trend-following strategies.

The fund uses a set of proprietary quantitative models to identify trends in global stock, fixed-income, currency, and commodity markets. When the fund takes on a “long” exposure to a market, it profits as prices rise; when it takes on a “short” exposure, it profits as prices fall. In taking on these exposures, the fund typically uses derivative instruments such as futures and forward contracts. As market events unfold, these various market exposures result in a profit or loss for the fund.

During the first six months of 2011, all of our trend models profitably captured trends in foreign currencies and fixed income. However, unlike the second half of 2010, commodity returns from trend following were nearly flat, while returns from stock market trends were negative. This was largely a result of the risk control mechanism reducing the fund’s exposure to equity markets following the Japanese earthquake in expectation of continued high volatility. In this instance, this resulted in lower gains during the equity markets’ recovery. Similarly, towards the end of June, equity markets were experiencing increasing volatility and the fund had automatically reduced its total exposures due to its drawdown, again reducing the fund’s gains from the end-of-month rally.

Specific assets that contributed very positively during the first six months of 2011 included the Swiss franc, Swedish krona, the Eurodollar interest rate, Japanese 10-year government bonds and silver. Conversely, positions in the New Zealand dollar as well as Japanese and Swedish stock market futures contributed negatively. As is usually the case, the fund obtained large exposures (as measured by the notional or contract values of futures contracts) to short-term interest rates such as the Eurodollar and London Interbank Offered Rate (LIBOR), in order to gain the diversification advantage provided by these low volatility assets.

We continued to scale portfolio positions to keep total portfolio risk at or below its target. As market volatility

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increases, positions are reduced; and as market volatility decreases, positions are increased. The fund’s realized annualized volatility has been consistent with the fund’s risk objectives in the first six months of 2011 at 11%. The correlation of daily returns was 63% with the S&P 500 Index and -31% with the J.P. Morgan Global Bond Index, demonstrating the possible diversification benefits of the fund. Given low interest rates, the fund’s money market position contributed only marginally to performance during the first half of 2011.

Outlook

At the beginning of the second half of 2011, concerns about monetary, fiscal and political shifts dominate our outlook. Anxieties about slowing global growth and chronic worries about developed-country indebtedness remain fundamentally unresolved. At the end of the second quarter, the U.S. Federal Reserve Board concluded its stimulatory bond purchase (or quantitative easing) program, known as QE2, leaving investors uncertain about how U.S. Treasury bond prices will fare without government support and whether the U.S. will adopt a credible plan to contain its debt and deficit. Investors are also looking to see whether China tames its inflation without sacrificing growth and whether Greece will finally resolve its long-running debt crisis. The evolving opinion on the likely outcomes of these issues will influence markets and the pace of economic recovery in the coming months.

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ASG MANAGED FUTURES STRATEGY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

July 30, 2010 (inception) through June 30, 2011

Total Returns — June 30, 20115

	6 Months	Since Inception[4]

Class A (Inception 7/30/10)
NAV	0.19%	13.65%
With 5.75% Maximum Sales Charge	-5.60	7.12

Class C (Inception 7/30/10)
NAV	-0.19	12.83
With CDSC[1]	-1.19	11.83

Class Y (Inception 7/30/10)
NAV	0.38	13.82

Comparative Performance
FTSE StableRisk Trend Composite Index[2]	3.64	20.32
Morningstar Managed Futures Fund Avg.[3]	-1.84	8.57

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 6/30/11
Certificates of Deposit	66.1
Financial Company Commercial Paper	19.9
Forward Foreign Currency Contracts	(1.0)
Futures Contracts	0.3
Other Assets less Liabilities	14.7

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.88%	1.72%
C	2.63	2.47
Y	1.63	1.47

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	FTSE StableRisk Trend Composite Index is an unmanaged index based on a transparent trend-following strategy designed to provide long and/or short exposure to various asset classes at a targeted level of volatility.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 8/1/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES ABSOLUTE STRATEGIES FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kevin Kearns

Todd P. Vandam, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to provide an attractive absolute total return, complemented by prudent management designed to manage risks and protect investor capital.

Strategy:

Seeks to generate positive total returns by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates while employing risk management strategies to mitigate downside risk.

Inception Date:

December 15, 2010

Symbols:

Class A	LABAX
Class C	LABCX
Class Y	LASYX

Market Conditions

The period started off on an optimistic note, driven by solid global growth projections and improving confidence. In this environment, investors favored higher-risk sectors and securities. Beginning late in the first quarter and extending through late June, a series of events caused market sentiment to shift. Specifically, a devastating earthquake in Japan, soaring oil prices stemming from political unrest in the Middle East and North Africa, projections for slower global growth, rising inflation and unemployment suppressed the financial markets. Concerns about debt-laden Greece, expectations for a political showdown over the U.S. debt ceiling and uncertainty about the financial markets’ response to the end of quantitative easing also contributed to the volatility. In this environment, investors staged a flight to safety, and higher-quality sectors and securities outperformed. Nevertheless, higher-risk securities performed the best for the six-month period, as high-yield and investment-grade corporate bonds outperformed Treasuries.

Performance Results

For the six months ended June 30, 2011, Class A shares of Loomis Sayles Absolute Strategies Fund returned 0.16% at net asset value. The fund performed in line with its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.16% for the period. The fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

The fund’s high-yield and investment-grade corporate bonds posted strong returns during the first quarter of 2011, as investors continued to reach for yield in the low-interest-rate environment. We focused on higher-risk/higher-reward-potential cyclical issues that we believed would outperform during the next phase of the economic recovery. In addition, the fund’s securities denominated in the Russian ruble and Mexican peso were strong contributors to performance, as commodity-based currencies benefited from strong global demand.

Within the fund’s Treasury component, we maintained a flat to short duration (a measure of a fund’s sensitivity to interest rate changes) to mitigate interest-rate risk. This strategy detracted from performance during the

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second quarter, when demand for high-quality securities pushed Treasury yields lower. (When rates decline, funds with longer durations experience greater price appreciation.) In addition, the fund’s commercial and residential mortgage-backed securities (CMBS and RMBS) faced strong technical headwinds that caused prices to decline, although fundamentals remained intact. Furthermore, convertible bonds lagged due to their market values moving in sync with falling equity markets late in the period.

During the period, we used a broad range of derivatives for hedging and investment purposes. Derivatives can be useful tools for expressing macroeconomic views, reducing overall market exposure and keeping fund volatility in check. When contemplating the use of derivatives, we consider the expected relative risks and returns of such investments and their related costs.

We used U.S. Treasury futures to hedge interest-rate risk by managing our exposure to the yield curve (a curve that shows the relationship between bond yields across the maturity spectrum) and by reducing duration. The curve strategy contributed positively to fund performance, while reducing duration detracted from performance. Additionally, we used credit default swaps (CDS) to manage global and industry-specific credit risks. On a net basis, the CDS detracted from fund performance, as we attempted to mitigate volatility. We also used forward foreign currency contracts to manage various currency exposures. During the period, our long position in the Australian dollar and our short position in the euro detracted from performance.

Outlook

Overall, we believe interest rates generally will trend upward with periodic volatility, as the struggling U.S. housing market and European sovereign-debt woes continue to worry investors.

We believe the market is in the expansion phase of the credit cycle and therefore remain optimistic toward credit-sensitive securities. Looking ahead, we believe individual security selection will become increasingly important. We remain optimistic about CMBS and RMBS, and continue to favor currencies from countries we believe can generate robust growth and do not have fiscal deficit concerns, including non-Japan Asia and countries with commodity-sensitive currencies.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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LOOMIS SAYLES ABSOLUTE STRATEGIES FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

December 15, 2010 (inception) through June 30, 2011

Total Returns — June 30, 20116

	6 Months	Since Inception[5]

Class A (Inception 12/15/10)
NAV	0.16%	0.58%
With 4.50% Maximum Sales Charge	-4.32	-3.94

Class C (Inception 12/15/10)
NAV	-0.28	0.03
With CDSC[1]	-1.26	-0.96

Class Y (Inception 12/15/10)
NAV	0.25	0.66

Comparative Performance
3-Month LIBOR[2]	0.16	0.16
3-Month LIBOR + 300 basis points[3]	1.67	1.67
Morningstar Multisector Bond Fund Avg.[4]	3.30	3.30

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 6/30/11
Bonds and Notes	66.3
Senior Loans	9.4
Preferred Stocks	2.9
Purchased Options	0.0
Credit Default Swap Agreements	0.0
Forward Foreign Currency Contracts	(0.1)
Futures Contracts	(0.1)
Short-Term Investments and Other	21.6

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.28%	1.28%
C	2.03%	2.03%
Y	1.03%	1.03%

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual percentage change of the 3-Month LIBOR.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown are calculated from 1/1/11.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Management Discussion

Kevin Kearns

David Rolley, CFA

Laura Sarlo, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to maximize real returns consistent with prudent investment management.

Strategy:

Seeks to pursue its investment goal primarily through exposure to investments in fixed-income securities, equity securities, currencies and commodity-linked instruments.

Inception Date:

September 30, 2010

Symbols:

Class A:	MARAX
Class C:	MARCX
Class Y:	MARYX

Market Conditions

Securities offering higher risk and higher reward potential rallied through the start of the year amid positive macroeconomic data and continued strength in corporate earnings. Late in the first quarter and throughout most of the second quarter, volatility returned to the markets. Higher oil prices, supply-chain disruptions stemming from Japan’s earthquake, global growth concerns and Greece’s sovereign-debt crisis caused investors to seek the relative safety of Treasury securities. Yields declined across the U.S. Treasury yield curve (a curve that shows the relationship between bond yields across the maturity spectrum), except at the long end, where the 30-year Treasury bond yield increased slightly. Securities within the five- to ten-year maturity range experienced the largest yield declines. Throughout the period, corporate balance sheets remained strong and earnings continued to beat analyst expectations. The new-issue market for investment-grade and high-yield securities remains on track for another year of strong supply.

Performance Results

For the six months ended June 30, 2011, Class A shares of the Loomis Sayles Multi-Asset Real Return Fund returned -2.12% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. TIPS Index, which returned 5.81% for the period. The fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Allocations to high-yield and investment-grade corporate bonds contributed strongly to performance, until the flight to quality emerged. High-yield securities in the communications, energy and consumer non-cyclical sectors were among the top performers. In the investment-grade sector, the fund’s longer-duration (a measure of a fund’s sensitivity to interest rate changes) bonds offered yield advantages and benefited from the falling-rate environment. Selected issues in the banking, energy and communications industries made the largest contributions. Additionally, exposure

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to countries experiencing classic inflationary pressures, including the commodity-rich nations of Mexico, Russia, Colombia and South Africa, proved beneficial, due to their notable currency appreciation.

Equity exposure detracted from performance as stocks sold off late in June. Securities in the banking, oil and manufacturing industries had the greatest negative impact on performance. In addition, certain foreign-currency trades weighed on results. The U.S. dollar remained under pressure, as loose monetary policy, fiscal concerns and diversification away from U.S. dollar-denominated assets weighed on the greenback. Furthermore, our efforts to manage duration dragged down performance. We expected Treasury yields to increase on mounting inflation concerns. Yet, Treasury yields generally declined due to the flight to quality, and our shorter-duration strategy lagged.

During the period, we used a broad range of derivatives for hedging and investment purposes. Derivatives can be useful tools for expressing macroeconomic views, reducing overall market exposure and keeping fund volatility in check. When contemplating the use of derivatives, we consider the expected relative risks and returns of such investments and their related costs. In particular, we used commodity futures to gain exposure to various commodities, including precious metals, which contributed to performance, and energy, which detracted from performance. We used U.S. Treasury futures to manage interest rate risk. During the period, we sold these futures to reduce duration, which detracted from performance. Credit default swaps (CDS) were used to remove overall global and industry credit-market exposure while allowing the fund to hold specific selections. The use of CDS did not materially affect performance. Various forward foreign currency contracts helped us manage the fund’s overall exposure to currencies. During the period, some of the positions had more impact than others. The fund’s overall long position in the Australian dollar and Singapore dollar detracted from performance.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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Outlook

Looking ahead, we will continue to focus on identifying and categorizing economic regimes and maintaining a well-diversified portfolio. We remain concerned about inflation triggered by debt in developed countries and classic inflation in emerging markets. Inflationary pressures should continue to push emerging-market currencies higher. We expect certain commodities to outperform on strong global demand and the massive rebuilding effort in Japan.

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LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

September 30, 2010 (inception) through June 30, 2011

Total Returns — June 30, 20116

	6 Months	Since Inception[5]

Class A (Inception 9/30/10)
NAV	-2.12%	-0.07%
With 4.50% Maximum Sales Charge	-6.54	-4.55

Class C (Inception 9/30/10)
NAV	-2.42	-0.58
With CDSC[1]	-3.39	-1.57

Class Y (Inception 9/30/10)
NAV	-2.02	0.06

Comparative Performance
Barclays Capital U.S. TIPS Index[2]	5.81	5.13
CPI + 300 basis points[3]	4.53	5.67
Morningstar Conservative Allocation Fund Avg.[4]	3.83	7.50

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

See Notes To Charts on page 23.

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Fund Composition	% of Net Assets as of 6/30/11
Bonds and Notes	40.6
Common Stocks	12.7
Exchange Traded Funds	8.7
Preferred Stocks	1.5
Senior Loans	1.0
Purchased Options	1.0
Written Options	(0.2)
Credit Default Swap Agreements	0.1
Forward Foreign Currency Contracts	(0.1)
Futures Contracts	(0.3)
Short-Term Investments and Other	35.0

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.93%	1.40%
C	2.68	2.15
Y	1.68	1.15

NOTES TO CHARTS

1	Performance for Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

3	CPI +300 basis points is created by adding 3.00% to the annual percentage change in the Consumer Price Index (CPI). The Consumer Price Index is an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown are calculated from 10/1/10.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider each fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies during the 12-month period ended June 30, 2011 is available on the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2011 through June 30, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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ASG DIVERSIFYING STRATEGIES FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$972.40	$8.41
Hypothetical (5% return before expenses)	$1,000.00	$1,016.27	$8.60
Class C
Actual	$1,000.00	$969.20	$12.11
Hypothetical (5% return before expenses)	$1,000.00	$1,012.50	$12.37
Class Y
Actual	$1,000.00	$973.40	$7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.72%, 2.48% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,034.90	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.81	$8.05
Class C
Actual	$1,000.00	$1,030.60	$11.88
Hypothetical (5% return before expenses)	$1,000.00	$1,013.09	$11.78
Class Y
Actual	$1,000.00	$1,036.60	$6.87
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80

*	Expenses are equal to the Fund’s annualized expense ratio, including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.61%, 2.36% and 1.36% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,001.90	$8.49
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	$8.55
Class C
Actual	$1,000.00	$998.10	$12.19
Hypothetical (5% return before expenses)	$1,000.00	$1,012.60	$12.28
Class Y
Actual	$1,000.00	$1,003.80	$7.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.71%, 2.46% and 1.46% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,001.60	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21
Class C
Actual	$1,000.00	$997.20	$9.80
Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89
Class Y
Actual	$1,000.00	$1,002.50	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio: 1.24%, 1.98% and 0.99% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$978.80	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76
Class C
Actual	$1,000.00	$975.80	$10.29
Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$10.49
Class Y
Actual	$1,000.00	$979.80	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ASG GLOBAL ALTERNATIVES FUND AND ASG DIVERSIFYING STRATEGIES FUND

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and sub-adviser (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) the Funds’ investment objectives and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds

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for advisory and other services. This information generally includes, among other things, an internal performance rating for the Funds based on agreed-upon criteria, graphs showing performance and fee differentials against the Funds’ categories of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Funds against their categories. The portfolio management team for the Funds or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Funds are identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Funds’ portfolios. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of a peer group and category of funds and the Funds’ performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. The Board noted that, given the recent commencement of operations of each Fund, the Funds have a limited operating history upon which to evaluate their performance.

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With respect to the Funds, the Board concluded that the Funds’ performance or other relevant factors supported the renewal of the Agreements.

The Trustees also considered each Adviser’s performance and reputation generally, the performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense level of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Funds’ advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that management had instituted an expense cap for each Fund, and they considered the amounts waived or reimbursed under these caps. The Trustees noted that the ASG Diversifying Strategies Fund had an advisory fee that was above the median of a peer group of funds. The Trustees considered management’s justification for the higher fee and also noted that the advisory fee rate was only slightly above the peer group median.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps.

31  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

Whether each Fund has operated in accordance with its investment objectives and the Funds’ records of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

|  32

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Diversifying Strategies Fund

Principal Amount	Description	Value (†)

Certificates of Deposit — 69.1% of Net Assets
$13,000,000	National Bank of Canada, 0.030%, 7/01/2011	$13,000,000
13,000,000	Citibank, 0.070%, 7/01/2011	13,000,000
2,000,000	Toronto Dominion Bank, 0.270%, 7/07/2011	2,000,054
4,500,000	Standard Chartered Bank (NY), 0.270%, 7/11/2011	4,500,126
5,000,000	Credit Industriel et Commercial (NY), 0.460%, 7/11/2011(b)	5,000,430
7,000,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.510%, 7/11/2011	7,000,271
12,000,000	UniCredit Bank AG (NY), 0.270%, 7/18/2011	12,000,060
5,000,000	Lloyds TSB Bank PLC (NY), 0.230%, 7/19/2011	5,000,100
10,000,000	Toronto Dominion Bank, 0.200%, 7/20/2011	10,000,211
13,000,000	Bank of Montreal (IL), 0.120%, 7/25/2011	13,000,000
8,000,000	KBC Bank NV (NY), 0.490%, 7/29/2011	8,002,000
5,000,000	Barclays Bank PLC, 1.000%, 7/29/2011	5,003,295
12,000,000	Societe Generale, 0.200%, 8/01/2011	11,999,676
4,500,000	Lloyds TSB Bank PLC (NY), 0.470%, 8/01/2011	4,500,999
12,000,000	Westpac Banking Corp. (NY), 0.210%, 8/04/2011(b)(c)	11,999,712
5,000,000	Landesbank Hessen Thueringen Girozentrale, 0.280%, 8/16/2011(b)	5,000,390
1,000,000	Canadian Imperial Bank of Commerce (NY), 0.110%, 8/22/2011	999,971
7,000,000	Royal Bank of Scotland PLC, 0.500%, 8/25/2011	7,003,367
10,000,000	Svenska Handelsbanken (NY), 0.195%, 9/02/2011	9,999,020
2,000,000	Svenska Handelsbanken (NY), 0.180%, 9/15/2011	1,999,700
12,000,000	Bank of Nova Scotia (TX), 0.170%, 9/20/2011	11,999,724
12,000,000	Skandinaviska Enskilda Banken (NY), 0.320%, 9/29/2011	12,002,124
4,000,000	KBC Bank NV (NY), 0.430%, 9/29/2011	4,001,816
6,000,000	Credit Industriel et Commercial (NY), 0.290%, 10/07/2011	6,000,000
12,000,000	Credit Agricole CIB (NY), 0.320%, 10/11/2011(d)	11,999,112
5,000,000	Canadian Imperial Bank of Commerce (NY), 0.226%, 10/24/2011(b)(e)	4,999,440
6,000,000	Canadian Imperial Bank of Commerce (NY), 0.226%, 11/28/2011(b)(e)	5,998,812
5,000,000	Barclays Bank PLC, 0.428%, 2/09/2012(f)	4,995,190

	Total Certificates of Deposit (Identified Cost $213,004,784)	213,005,600

Financial Company Commercial Paper — 17.2%
12,000,000	ING (US) Funding LLC, 0.210%, 7/05/2011(g)	11,999,796
12,000,000	Intesa Funding LLC, 0.330%, 7/25/2011(g)	11,998,380
8,000,000	Axis Bank Ltd., (Credit Support: Bank of America) 0.420%, 7/25/2011(g)	7,997,448
5,000,000	RBS Finance NV, 0.060%, 7/28/2011(g)	4,999,775
12,000,000	Nordea North America, Inc., 0.145%, 8/23/2011(g)	11,996,832
4,000,000	ICICI Bank Ltd., (Credit Support: Bank of America) 0.400%, 9/26/2011(g)	3,997,760

	Total Financial Company Commercial Paper (Identified Cost $52,988,187)	52,989,991

	Total Investments — 86.3% (Identified Cost $265,992,971)(a)	265,995,591
	Other assets less liabilities — 13.7%	42,338,717

	Net Assets — 100.0%	$308,334,308

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At June 30, 2011, the net unrealized appreciation on short term investments based on a cost of $265,992,971 for federal income tax purposes was as follows:

See accompanying notes to financial statements.

33  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Diversifying Strategies Fund – (continued)

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,248
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,628)

	Net unrealized appreciation	$2,620

	Only short-term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Interest rate changes monthly based upon 1 Month Libor +2 BP. The rate shown is the rate in effect at the date of this statement.

(d)	Interest rate changes monthly based upon 1 Month Libor. The spread to 1 Month Libor changes each month. The rate shown is the rate in effect at the date of this statement.
(e)	Interest rate changes monthly based upon 1 Month Libor +4 BP. The rate shown is the rate in effect at the date of this statement.
(f)	Interest rate changes quarterly based upon 3 Month Libor. The spread to 3 Month Libor changes each quarter. The rate shown is the rate in effect at the date of this statement.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	09/21/2011	Australian Dollar	10,100,000	$10,726,968	$80,114
Sell	09/21/2011	Australian Dollar	10,900,000	11,576,629	(332,047)
Buy	09/21/2011	British Pound	18,062,500	28,961,890	(569,575)
Sell	09/21/2011	British Pound	10,437,500	16,735,763	(9,388)
Buy	09/21/2011	Canadian Dollar	16,200,000	16,764,507	274,850
Buy	09/21/2011	Canadian Dollar	2,600,000	2,690,600	(1,876)
Sell	09/21/2011	Canadian Dollar	17,200,000	17,799,353	(278,173)
Buy	09/21/2011	Euro	17,125,000	24,779,251	(112,279)
Sell	09/21/2011	Euro	6,625,000	9,586,133	(64,167)
Buy	09/21/2011	Japanese Yen	1,225,000,000	15,223,099	30,139
Buy	09/21/2011	Japanese Yen	2,312,500,000	28,737,484	(83,832)
Sell	09/21/2011	Japanese Yen	1,512,500,000	18,795,868	(99,200)
Buy	09/21/2011	New Zealand Dollar	31,900,000	26,291,055	355,955
Sell	09/21/2011	New Zealand Dollar	26,500,000	21,840,532	(391,984)
Buy	09/21/2011	Norwegian Krone	48,000,000	8,852,359	(56,474)
Buy	09/21/2011	Swedish Krona	104,000,000	16,367,743	(409,794)
Buy	09/21/2011	Swiss Franc	10,375,000	12,346,315	64,836
Buy	09/21/2011	Swiss Franc	2,000,000	2,380,012	(13,191)

Total					$(1,616,086)

1 Counterparty is UBS AG.

See accompanying notes to financial statements.

|  34

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Diversifying Strategies Fund – (continued)

At June 30, 2011, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
CAC 40	07/15/2011	16	$923,339	$51
DAX	09/16/2011	19	5,091,421	121,921
E-mini Dow	09/16/2011	112	6,913,200	168,000
E-mini NASDAQ 100	09/16/2011	1	46,420	900
E-mini S&P 500	09/16/2011	48	3,157,200	80,400
Euribor	12/19/2011	779	277,107,213	(76,804)
Euro Schatz	09/08/2011	740	115,418,426	130,738
EURO STOXX 50	09/16/2011	4	165,201	—
Eurodollar	12/19/2011	875	217,831,250	(40,712)
German Euro BOBL	09/08/2011	329	55,620,229	71,405
German Euro Bund	09/08/2011	244	44,399,406	(59,340)
Mini-Russell 2000	09/16/2011	8	660,320	22,880
OMXS30	07/15/2011	45	793,256	(949)
Sterling	12/21/2011	1,657	329,267,424	272,962
UK Long Gilt	09/28/2011	165	31,817,751	(58,163)
2 Year U.S. Treasury Note	09/30/2011	1,032	226,362,750	148,422
3 Year Australia Government Bond	09/15/2011	752	83,375,798	119,859
5 Year U.S. Treasury Note	09/30/2011	469	55,902,602	42,961
10 Year Australia Government Bond	09/15/2011	276	31,395,433	(64,833)
10 Year Canada Government Bond	09/21/2011	300	38,568,096	(91,378)
10 Year Japan Government Bond	09/08/2011	60	105,116,452	301,472
10 Year U.S. Treasury Note	09/21/2011	304	37,187,750	(103,594)
30 Year U.S. Treasury Bond	09/21/2011	155	19,069,844	(276,265)

Total				$709,933

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	09/21/2011	49	$3,100,475	$(190,794)
Brent Crude Oil	07/14/2011	40	4,499,200	(203,600)
Cocoa	09/15/2011	1	31,510	1,180
Coffee	09/20/2011	9	896,400	16,538
Corn	12/14/2011	57	1,768,425	(180,950)
Gas Oil	08/11/2011	60	5,577,000	88,500
Gasoline	07/29/2011	23	2,868,247	79,888
Gold	08/29/2011	102	15,328,560	(249,900)
Heating Oil	07/29/2011	30	3,712,338	(65,016)
Natural Gas	07/27/2011	54	2,361,960	(890)
Silver	09/28/2011	20	3,483,200	(23,100)
Soybean	11/14/2011	20	1,294,000	(83,000)
Sugar	09/30/2011	64	1,888,051	29,254

Total				$(781,890)

See accompanying notes to financial statements.

35  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Diversifying Strategies Fund – (continued)

At June 30, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	07/15/2011	80	$7,883,014	$(177,498)
ASX SPI 200	09/15/2011	44	5,428,286	(78,457)
FTSE 100	09/16/2011	21	1,989,377	(74,991)
FTSE JSE Top 40	09/15/2011	129	5,444,030	(77,863)
FTSE MIB	09/16/2011	11	1,612,153	(46,100)
Hang Seng	07/28/2011	47	6,773,044	(68,552)
IBEX 35	07/15/2011	28	4,171,268	(197,133)
MSCI Singapore	07/28/2011	7	410,779	(9,460)
MSCI Taiwan	07/28/2011	29	858,980	(13,630)
Nikkei 225	09/09/2011	21	2,561,580	(104,342)
S&P/TSX 60	09/15/2011	17	2,687,003	(72,763)
SGX CNX Nifty	07/28/2011	637	7,201,285	(135,681)
TOPIX	09/09/2011	18	1,899,385	(95,025)

Total				$(1,151,495)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	09/21/2011	68	$4,302,700	$(425)
Copper	09/21/2011	15	3,537,000	(118,781)
Copper High Grade	09/28/2011	11	1,177,688	(57,062)
Cotton	12/07/2011	1	59,295	10
KC Wheat	09/14/2011	2	70,725	11,225
Live Cattle	08/31/2011	125	5,543,750	(309,000)
Nickel	09/21/2011	1	140,562	(3,912)
Soybean Meal	12/14/2011	18	595,620	2,160
Soybean Oil	12/14/2011	5	168,450	3,210
Wheat	09/14/2011	68	2,088,450	548,250
Zinc	09/21/2011	27	1,596,206	(57,544)

Total				$18,131

2 Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at June 30, 2011 (Unaudited)

Certificates of Deposit	69.1%
Financial Company Commercial Paper	17.2

Total Investments	86.3
Other assets less liabilities (including open forward foreign currency and futures contracts)	13.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)

Certificates of Deposit — 68.0% of Net Assets
$1,300,000	Commerzbank AG, 0.010%, 7/01/2011	$1,300,000
48,000,000	National Bank of Canada, 0.030%, 7/01/2011	48,000,000
48,000,000	Citibank, 0.070%, 7/01/2011	48,000,000
19,000,000	UniCredit Bank AG (NY), 0.310%, 7/06/2011	19,000,152
13,000,000	Toronto Dominion Bank, 0.270%, 7/07/2011	13,000,351
15,000,000	Standard Chartered Bank (NY), 0.270%, 7/11/2011(b)	15,000,420
30,000,000	Credit Industriel et Commercial (NY), 0.460%, 7/11/2011	30,002,580
20,000,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.510%, 7/11/2011	20,000,776
21,000,000	UniCredit Bank AG (NY), 0.270%, 7/18/2011	21,000,105
1,000,000	Lloyds TSB Bank PLC (NY), 0.230%, 7/19/2011	1,000,020
22,000,000	Toronto Dominion Bank, 0.200%, 7/20/2011	22,000,464
10,000,000	Toronto Dominion Bank, 0.120%, 7/21/2011	10,000,000
47,000,000	Bank of Montreal (IL), 0.120%, 7/25/2011	47,000,000
30,000,000	KBC Bank NV (NY), 0.490%, 7/29/2011	30,007,500
8,000,000	Barclays Bank PLC, 1.000%, 7/29/2011	8,005,272
43,000,000	Societe Generale, 0.200%, 8/01/2011	42,998,839
17,000,000	Credit Agricole CIB (NY), 0.260%, 8/01/2011	17,000,612
24,500,000	Lloyds TSB Bank PLC (NY), 0.470%, 8/01/2011	24,505,439
26,000,000	Westpac Banking Corp. (NY), 0.210%, 8/04/2011(b)(c)	25,999,376
6,000,000	Credit Agricole CIB (NY), 0.225%, 8/04/2011	6,000,030
15,000,000	Bank of Nova Scotia (TX), 0.170%, 8/15/2011(b)	15,000,570
24,000,000	Landesbank Hessen Thueringen Girozentrale, 0.280%, 8/16/2011	24,001,872
15,000,000	Canadian Imperial Bank of Commerce (NY), 0.110%, 8/22/2011	14,999,565
13,000,000	Royal Bank of Scotland PLC, 0.500%, 8/25/2011(b)	13,006,253
13,000,000	Svenska Handelsbanken (NY), 0.195%, 9/02/2011	12,998,726
8,000,000	Credit Industriel et Commercial (NY), 0.360%, 9/02/2011	8,001,560
25,000,000	Svenska Handelsbanken (NY), 0.170%, 9/13/2011(b)	24,995,825
10,000,000	Bank of Nova Scotia (TX), 0.170%, 9/20/2011	9,999,770
11,000,000	KBC Bank NV (NY), 0.430%, 9/29/2011	11,004,994
40,000,000	Skandinaviska Enskilda Banken (NY), 0.320%, 9/30/2011	40,007,160
6,000,000	Credit Industriel et Commercial (NY), 0.290%, 10/07/2011	6,000,000
20,000,000	Credit Agricole CIB (NY), 0.320%, 10/11/2011(d)	19,998,520
15,000,000	Canadian Imperial Bank of Commerce (NY), 0.226%, 10/24/2011(b)(e)	14,998,320
13,000,000	Lloyds TSB Bank PLC (NY), 0.335%, 10/25/2011	13,001,898
7,000,000	Svenska Handelsbanken (NY), 0.295%, 10/28/2011	7,000,112
15,000,000	Canadian Imperial Bank of Commerce (NY), 0.226%, 11/28/2011(b)(e)	14,997,030
20,000,000	Westpac Banking Corp. (NY), 0.230%, 12/09/2011	19,996,400
10,000,000	Barclays Bank PLC, 0.428%, 2/09/2012(f)	9,990,380

	Total Certificates of Deposit (Identified Cost $729,811,260)	729,820,891

Financial Company Commercial Paper — 23.1%
30,000,000	ING (US) Funding LLC, 0.210%, 7/05/2011(g)	29,999,490
14,000,000	Axis Bank Ltd., (Credit Support: Bank of America) 0.420%, 7/20/2011(g)	13,996,514
44,000,000	General Electric Capital Corp., 0.100%, 7/22/2011(g)	43,997,433
40,000,000	Intesa Funding LLC, 0.330%, 7/25/2011(g)	39,994,600
3,200,000	Axis Bank Ltd., (Credit Support: Bank of America) 0.420%, 7/25/2011(g)	3,198,979
20,000,000	RBS Finance NV, 0.060%, 7/28/2011(g)	19,999,100

See accompanying notes to financial statements.

37  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Global Alternatives Fund – (continued)

Principal Amount	Description	Value (†)

Financial Company Commercial Paper — continued
$25,000,000	Nordea North America, Inc., 0.145%, 8/23/2011(g)	$24,993,400
26,200,000	ICICI Bank Ltd., (Credit Support: Bank of America) 0.400%, 9/19/2011(g)	26,176,711
15,000,000	ICICI Bank Ltd., (Credit Support: Bank of America) 0.400%, 9/26/2011(g)	14,991,600
20,000,000	Bank of Nova Scotia (NY), 0.240%, 10/25/2011(g)	19,992,340
10,000,000	Nordea North America, Inc., 0.260%, 11/07/2011(g)	9,990,970

	Total Financial Company Commercial Paper (Identified Cost $247,315,125)	247,331,137

	Total Investments — 91.1% (Identified Cost $977,126,385)(a)	977,152,028
	Other assets less liabilities — 8.9%	95,760,701

	Net Assets — 100.0%	$1,072,912,729

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At June 30, 2011, the net unrealized appreciation on short term investments based on a cost of $977,126,385 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$55,009
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(29,366)

	Net unrealized appreciation	$25,643

	Only short-term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Interest rate changes monthly based upon 1 Month Libor +2 BP. The rate shown is the rate in effect at the date of this statement.
(d)	Interest rate changes monthly based upon 1 Month Libor. The spread to 1 Month Libor changes each month. The rate shown is the rate in effect at the date of this statement.
(e)	Interest rate changes monthly based upon 1 Month Libor +4 BP. The rate shown is the rate in effect at the date of this statement.
(f)	Interest rate changes quarterly based upon 3 Month Libor. The spread to 3 Month Libor changes each quarter. The rate shown is the rate in effect at the date of this statement.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

See accompanying notes to financial statements.

|  38

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Global Alternatives Fund – (continued)

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	09/21/2011	Australian Dollar	35,200,000	$37,385,077	$279,208
Buy	09/21/2011	British Pound	8,625,000	13,829,553	(271,977)
Buy	09/21/2011	Canadian Dollar	20,400,000	21,110,861	346,107
Buy	09/21/2011	Euro	2,625,000	3,798,279	25,663
Buy	09/21/2011	Euro	15,875,000	22,970,547	(115,649)
Buy	09/21/2011	Japanese Yen	300,000,000	3,728,106	24,650
Buy	09/21/2011	Japanese Yen	9,137,500,000	113,551,894	(122,765)
Sell	09/21/2011	Japanese Yen	462,500,000	5,747,497	8,721
Sell	09/21/2011	Japanese Yen	887,500,000	11,028,980	(28,256)
Buy	09/21/2011	Swedish Krona	36,000,000	5,665,757	(141,671)
Buy	09/21/2011	Swiss Franc	5,125,000	6,098,782	32,028
Buy	09/21/2011	Swiss Franc	37,125,000	44,178,982	(242,980)
Sell	09/21/2011	Swiss Franc	4,625,000	5,503,779	(51,998)

Total					$(258,919)

1 Counterparty is UBS AG.

At June 30, 2011, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	09/16/2011	239	$64,044,718	$1,533,642
E-mini S&P 500	09/16/2011	4,117	270,795,675	7,451,187
Eurodollar	12/19/2011	3,055	760,542,250	(22,925)
FTSE 100	09/16/2011	555	52,576,388	1,264,862
German Euro Bund	09/08/2011	243	44,217,441	39,734
Hang Seng	07/28/2011	324	46,690,774	555,843
TOPIX	09/09/2011	486	51,283,399	2,534,352
UK Long Gilt	09/28/2011	492	94,874,750	(94,548)
10 Year Japan Government Bond	09/08/2011	28	49,054,344	148,562
10 Year U.S. Treasury Note	09/21/2011	316	38,655,687	78,875

Total				$13,489,584

See accompanying notes to financial statements.

39  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Global Alternatives Fund – (continued)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	09/21/2011	37	$2,341,175	$(1,619)
Brent Crude Oil	07/14/2011	175	19,684,000	(913,670)
Copper	09/21/2011	126	29,710,800	1,096,275
Gas Oil	08/11/2011	112	10,410,400	165,200
Gold	08/29/2011	223	33,512,440	(546,350)
Heating Oil	07/29/2011	147	18,190,456	(318,578)
Light Sweet Crude Oil	07/20/2011	158	15,076,360	(567,220)
Nickel	09/21/2011	65	9,136,530	254,280
Zinc	09/21/2011	192	11,350,800	427,575

Total				$(404,107)

At June 30, 2011, open futures contracts sold were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	09/21/2011	59	$3,733,225	$229,731
Copper	09/21/2011	9	2,122,200	(82,462)

Total				$147,269

2 Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at June 30, 2011 (Unaudited)

Certificates of Deposit	68.0%
Financial Company Commercial Paper	23.1

Total Investments	91.1
Other assets less liabilities (including open forward foreign currency and futures contracts)	8.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)

Certificates of Deposit — 66.1% of Net Assets
$11,900,000	Commerzbank AG, 0.010%, 7/01/2011	$11,900,000
16,000,000	Royal Bank of Canada, 0.020%, 7/01/2011	16,000,000
16,000,000	National Bank of Canada, 0.030%, 7/01/2011	16,000,000
16,000,000	Citibank, 0.070%, 7/01/2011	16,000,000
7,000,000	UniCredit Bank AG (NY), 0.310%, 7/06/2011	7,000,056
11,000,000	Toronto Dominion Bank, 0.270%, 7/07/2011	11,000,297
6,000,000	Credit Industriel et Commercial (NY), 0.460%, 7/11/2011(b)	6,000,516
1,000,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.510%, 7/11/2011	1,000,039
9,000,000	UniCredit Bank AG (NY), 0.270%, 7/18/2011	9,000,045
4,000,000	Lloyds TSB Bank PLC (NY), 0.230%, 7/19/2011	4,000,080
4,000,000	Toronto Dominion Bank, 0.200%, 7/20/2011	4,000,084
16,000,000	Bank of Montreal (IL), 0.120%, 7/25/2011	16,000,000
8,000,000	KBC Bank NV (NY), 0.490%, 7/29/2011	8,002,000
6,500,000	Barclays Bank PLC, 1.000%, 7/29/2011	6,504,284
500,000	Lloyds TSB Bank PLC (NY), 0.470%, 8/01/2011	500,111
5,000,000	Westpac Banking Corp. (NY), 0.210%, 8/04/2011(b)(c)	4,999,880
3,000,000	Credit Agricole CIB (NY), 0.225%, 8/04/2011	3,000,015
7,000,000	Bank of Nova Scotia (TX), 0.170%, 8/15/2011	7,000,266
10,000,000	Landesbank Hessen Thueringen Girozentrale, 0.280%, 8/16/2011(b)	10,000,780
7,000,000	Canadian Imperial Bank of Commerce (NY), 0.110%, 8/22/2011	6,999,797
6,000,000	Royal Bank of Scotland PLC, 0.500%, 8/25/2011(b)	6,002,886
2,000,000	Svenska Handelsbanken (NY), 0.180%, 9/15/2011	1,999,700
14,000,000	Skandinaviska Enskilda Banken (NY), 0.320%, 9/29/2011	14,002,478
6,000,000	KBC Bank NV (NY), 0.430%, 9/29/2011	6,002,724
11,000,000	Credit Industriel et Commercial (NY), 0.290%, 10/07/2011(b)	11,000,000
14,000,000	Credit Agricole CIB (NY), 0.320%, 10/11/2011(d)	13,998,964
6,000,000	Canadian Imperial Bank of Commerce (NY), 0.226%, 10/24/2011(b)(e)	5,999,328
14,000,000	Svenska Handelsbanken (NY), 0.295%, 10/28/2011	14,000,224
2,000,000	Canadian Imperial Bank of Commerce (NY), 0.226%, 11/28/2011(b)(e)	1,999,604
10,000,000	Westpac Banking Corp. (NY), 0.230%, 12/09/2011	9,998,200
5,000,000	Barclays Bank PLC, 0.428%, 2/09/2012(b)(f)	4,995,189

	Total Certificates of Deposit (Identified Cost $254,906,012)	254,907,547

Financial Company Commercial Paper — 19.9%
14,000,000	ING (US) Funding LLC, 0.210%, 7/05/2011(g)	13,999,762
8,000,000	Axis Bank Ltd., (Credit Support: Bank of America) 0.420%, 7/20/2011(g)	7,998,008
15,000,000	General Electric Capital Corp., 0.100%, 7/22/2011(g)	14,999,125
2,000,000	Axis Bank Ltd., (Credit Support: Bank of America) 0.420%, 7/25/2011(g)	1,999,362
10,000,000	RBS Finance NV, 0.060%, 7/28/2011(g)	9,999,550
14,000,000	Nordea North America, Inc., 0.145%, 8/23/2011(g)	13,996,304
6,000,000	ICICI Bank Ltd., (Credit Support: Bank of America) 0.400%, 9/26/2011(g)	5,996,640
8,000,000	Bank of Nova Scotia (NY), 0.240%, 10/25/2011(g)	7,996,937

	Total Financial Company Commercial Paper (Identified Cost $76,981,040)	76,985,688

See accompanying notes to financial statements.

41  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Managed Futures Strategy Fund – (continued)

		Value (†)

	Total Investments — 86.0% (Identified Cost $331,887,052)(a)	$331,893,235
	Other assets less liabilities — 14.0%	53,915,672

	Net Assets — 100.0%	$385,808,907

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At June 30, 2011, the net unrealized appreciation on short term investments based on a cost of $331,887,052 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,971
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,788)

	Net unrealized appreciation	$6,183

	Only short term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Interest rate changes monthly based upon 1 Month Libor +2 BP. The rate shown is the rate in effect at the date of this statement.
(d)	Interest rate changes monthly based upon 1 Month Libor. The spread to 1 Month Libor changes each month. The rate shown is the rate in effect at the date of this statement.
(e)	Interest rate changes monthly based upon 1 Month Libor +4 BP. The rate shown is the rate in effect at the date of this statement.
(f)	Interest rate changes quarterly based upon 3 Month Libor. The spread to 3 Month Libor changes each quarter. The rate shown is the rate in effect at the date of this statement.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

See accompanying notes to financial statements.

|  42

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Managed Futures Strategy Fund – (continued)

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	09/21/2011	Australian Dollar	42,800,000	$45,456,855	$339,492
Sell	09/21/2011	Australian Dollar	45,100,000	47,899,630	(811,458)
Buy	09/21/2011	British Pound	42,750,000	68,546,480	(1,348,060)
Buy	09/21/2011	Canadian Dollar	51,500,000	53,294,575	873,751
Buy	09/21/2011	Canadian Dollar	30,300,000	31,355,838	(22,034)
Sell	09/21/2011	Canadian Dollar	69,900,000	72,335,744	(1,393,345)
Buy	09/21/2011	Euro	49,000,000	70,901,213	(350,111)
Sell	09/21/2011	Euro	12,750,000	18,448,785	(469,513)
Buy	09/21/2011	Japanese Yen	2,512,500,000	31,222,888	50,576
Buy	09/21/2011	Japanese Yen	5,450,000,000	67,727,258	(49,875)
Sell	09/21/2011	Japanese Yen	2,700,000,000	33,552,954	(49,945)
Buy	09/21/2011	New Zealand Dollar	64,600,000	53,241,447	357,032
Sell	09/21/2011	New Zealand Dollar	61,900,000	51,016,185	(882,852)
Buy	09/21/2011	Norwegian Krone	90,000,000	16,598,173	254,921
Buy	09/21/2011	Norwegian Krone	140,000,000	25,819,381	(164,716)
Buy	09/21/2011	Swedish Krona	110,000,000	17,312,036	382,609
Buy	09/21/2011	Swedish Krona	134,000,000	21,089,207	(527,329)
Buy	09/21/2011	Swiss Franc	20,375,000	24,246,377	127,329
Buy	09/21/2011	Swiss Franc	4,375,000	5,206,277	(28,855)

Total					$(3,712,383)

1 Counterparty is UBS AG.

At June 30, 2011, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
CAC 40	07/15/2011	69	$3,981,901	$127,077
DAX	09/16/2011	51	13,666,446	377,184
E-mini Dow	09/16/2011	218	13,456,050	327,000
E-mini NASDAQ 100	09/16/2011	225	10,444,500	2,555
E-mini S&P 500	09/16/2011	140	9,208,500	162,600
Euribor	12/19/2011	559	198,848,436	(200,483)
Euro Schatz	09/08/2011	1,663	259,379,517	103,265
EURO STOXX 50	09/16/2011	117	4,832,131	132,341
Eurodollar	12/19/2011	2,788	694,072,600	22,537
FTSE 100	09/16/2011	23	2,178,841	52,418
FTSE JSE Top 40	09/15/2011	1	42,202	(21)
German Euro BOBL	09/08/2011	717	121,214,906	(276,515)
German Euro Bund	09/08/2011	376	68,418,757	(90,910)
IBEX 35	07/15/2011	21	3,128,451	1,088
Mini-Russell 2000	09/16/2011	121	9,987,340	212,520
MSCI Taiwan	07/28/2011	160	4,739,200	60,800
OMXS30	07/15/2011	20	352,558	12,648

See accompanying notes to financial statements.

43  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Managed Futures Strategy Fund – (continued)

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
S&P/TSX 60	09/15/2011	8	$1,264,472	$18,995
Sterling	12/21/2011	5,030	999,526,339	710,632
UK Long Gilt	09/28/2011	340	65,563,851	173,880
2 Year U.S. Treasury Note	09/30/2011	2,065	452,944,844	272,640
3 Year Australia Government Bond	09/15/2011	1,477	163,758,049	248,307
5 Year U.S. Treasury Note	09/30/2011	872	103,938,313	234,790
10 Year Australia Government Bond	09/15/2011	564	64,155,884	(237,631)
10 Year Canada Government Bond	09/21/2011	578	74,307,865	(68,464)
10 Year Japan Government Bond	09/08/2011	140	245,271,722	508,043
10 Year U.S. Treasury Note	09/21/2011	507	62,020,359	(5,180)
30 Year U.S. Treasury Bond	09/21/2011	263	32,357,219	(399,969)

Total				$2,482,147

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	09/21/2011	154	$9,744,350	$(599,638)
Brent Crude Oil	07/14/2011	59	6,636,320	(347,910)
Cocoa	09/15/2011	18	567,180	5,760
Coffee	09/20/2011	3	298,800	5,513
Copper	09/21/2011	31	7,309,800	128,513
Corn	12/14/2011	136	4,219,400	(401,575)
Gas Oil	08/11/2011	27	2,509,650	41,175
Gasoline	07/29/2011	52	6,484,733	180,625
Gold	08/29/2011	132	19,836,960	(421,680)
Heating Oil	07/29/2011	30	3,712,338	(65,016)
Silver	09/28/2011	26	4,528,160	(30,030)
Sugar	09/30/2011	220	6,490,176	112,571

Total				$(1,391,692)

At June 30, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Depreciation
AEX	07/15/2011	32	$3,153,206	$(63,067)
ASX SPI 200	09/15/2011	39	4,811,435	(77,385)
FTSE MIB	09/16/2011	30	4,396,781	(101,510)
MSCI Singapore	07/28/2011	10	586,827	(13,515)
Nikkei 225	09/09/2011	38	4,635,240	(113,285)
SGX CNX Nifty	07/28/2011	878	9,925,790	(200,825)
TOPIX	09/09/2011	45	4,748,463	(212,409)

Total				$(781,996)

See accompanying notes to financial statements.

|  44

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

ASG Managed Futures Strategy Fund – (continued)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	09/21/2011	181	$11,452,775	$(112,600)
Copper	09/21/2011	14	3,301,200	(112,988)
Copper High Grade	09/28/2011	14	1,498,875	(72,625)
Cotton	12/07/2011	28	1,660,260	82,400
KC Wheat	09/14/2011	80	2,829,000	444,113
Light Sweet Crude Oil	07/20/2011	8	763,360	(14,320)
Live Cattle	08/31/2011	74	3,281,900	(207,020)
Natural Gas	07/27/2011	38	1,662,120	(22,420)
Nickel	09/21/2011	30	4,216,860	(117,360)
Soybean	11/14/2011	4	258,800	9,150
Soybean Meal	12/14/2011	12	397,080	10,800
Soybean Oil	12/14/2011	121	4,076,490	109,914
Wheat	09/14/2011	104	3,194,100	838,475
Zinc	09/21/2011	75	4,433,906	(159,844)

Total				$675,675

2 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at June 30, 2011 (Unaudited)

Certificates of Deposit	66.1%
Financial Company Commercial Paper	19.9

Total Investments	86.0
Other assets less liabilities (including open forward foreign currency and futures contracts)	14.0

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 66.3% of Net Assets
Non-Convertible Bonds — 62.5%
	ABS Car Loan — 0.2%
$730,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	$737,077
425,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	430,147

		1,167,224

	ABS Home Equity — 1.3%
1,459,276	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.476%, 11/25/2045(b)	922,782
4,373,607	Argent Securities, Inc., Series 2006-M2, Class A2C, 0.336%, 9/25/2036(b)	1,411,271
2,500,000	Asset Backed Securities Corp. Home Equity, Series 2006-HE7, Class A4, 0.326%, 11/25/2036(b)	896,220
803,215	Fremont Home Loan Trust, Series 2006-D, Class 2A3, 0.336%, 11/25/2036(b)	289,697
1,950,154	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.256%, 12/25/2046(b)	864,034
400,820	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.506%, 7/25/2045(b)	259,285
2,818,984	MASTER Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	2,368,158
3,000,000	Novastar Home Equity Loan, Series 2007-1, Class A2C, 0.366%, 3/25/2037(b)	917,034
358,597	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 1.088%, 12/25/2046(b)	247,971

		8,176,452

	ABS Other — 0.7%
4,071,175	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	4,070,480

	Airlines — 0.4%
208,442	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	206,087
1,980,000	US Airways Pass-Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	1,980,000

		2,186,087

	Automotive — 1.2%
3,000,000	Ford Credit Canada Ltd., 4.875%, 3/17/2014, (CAD)	3,108,808
4,050,000	Lear Corp., 8.125%, 3/15/2020	4,363,875

		7,472,683

	Banking — 0.5%
2,431,377	Banco Votorantim SA, 6.250%, 5/16/2016, 144A, (BRL)	1,584,010
1,000,000	Morgan Stanley, GMTN, 4.500%, 2/23/2016, (EUR)	1,446,785

		3,030,795

	Building Materials — 0.2%
1,000,000	Odebrecht Finance Ltd., 6.000%, 4/05/2023, 144A	993,750

	Chemicals — 2.2%
1,600,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	1,610,080
11,685,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	12,152,400

		13,762,480

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — 4.9%
$2,162,923	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.896%, 9/25/2045(b)	$1,769,887
806,129	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.416%, 4/20/2035(b)	637,754
2,308,418	Banc of America Funding Corp., Series 2005-H, Class 7A1, 2.696%, 11/20/2035(b)	1,262,651
707,781	Banc of America Funding Corp., Series 2004-B, Class 4A2, 3.060%, 11/20/2034(b)	561,779
1,777,863	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 2.520%, 2/25/2036(b)	1,578,961
963,302	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 2.795%, 10/25/2036(b)	628,714
770,936	Bella Vista Mortgage Trust, Series 2005-1, Class 2A, 0.456%, 2/22/2035(b)	443,472
1,191,597	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.396%, 5/25/2035(b)	740,481
283,066	Countrywide Alternative Loan Trust, Series 2005-17, Class 2A1, 0.426%, 7/25/2035(b)	174,406
494,913	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9, Class 1A1, 0.486%, 5/25/2035(b)	338,500
254,316	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 0.536%, 1/19/2035(b)	152,217
208,965	Harborview Mortgage Loan Trust, Series 2005-14, Class 2A1A, 2.891%, 12/19/2035(b)	160,899
2,968,330	Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A, 0.296%, 5/25/2037(b)	1,376,952
3,706,647	Indymac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.486%, 7/25/2035(b)	2,400,221
843,447	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A2, 1.046%, 9/25/2034(b)	555,158
2,441,705	Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 3A1, 2.633%, 3/25/2035(b)	2,007,948
2,073,453	Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 1A1, 5.509%, 2/25/2036(b)	1,425,696
1,220,056	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A1, 0.346%, 12/25/2036(b)	635,764
2,973,092	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.306%, 7/25/2037(b)(c)	1,204,102
441,735	Luminent Mortgage Pass Through Trust, Series 2006-6, Class A1, 0.386%, 10/25/2046(b)	295,190
829,355	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.346%, 1/25/2047(b)	476,951
1,313,344	MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1, 0.426%, 5/25/2037(b)	633,004
1,526,305	MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 4A1, 2.921%, 12/25/2034(b)	1,257,246
2,057,480	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	1,842,936
2,800,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	2,476,096

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$440,058	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.641%, 10/25/2035(b)	$416,482
2,463,600	Residential Accredit Loans, Inc., Series 2007-QA1, Class A3, 0.356%, 1/25/2037(b)	1,071,020
2,428,309	Residential Accredit Loans, Inc., Series 2005-QA12, Class NB4, 4.092%, 12/25/2035(b)	1,465,783
1,491,086	Sequoia Mortgage Trust, Series 2004-6, Class A1, 1.949%, 7/20/2034(b)	1,249,404
992,212	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2, 2.586%, 4/25/2034(b)	865,818
648,154	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.859%, 9/25/2046(b)	498,454

		30,603,946

	Commercial Mortgage-Backed Securities — 8.9%
1,502,713	American Home Mortgage Investment Trust, Series 2005-2, Class 4A2, 1.896%, 9/25/2045(b)	1,253,373
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.552%, 4/15/2044, 144A(b)	4,162,555
475,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.702%, 6/15/2039(b)	502,604
1,400,000	Crown Castle Towers LLC, 4.883%, 8/15/2040, 144A	1,407,735
350,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	381,892
1,400,000	CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.484%, 4/15/2047	1,486,180
7,409,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)	6,305,812
2,805,000	Extended Stay America Trust, Series 2010-ESHA, Class D, 5.498%, 11/05/2027, 144A	2,800,289
2,878,940	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.891%, 6/19/2035(b)	2,520,219
1,400,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,502,270
675,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867%, 12/10/2049	617,196
3,600,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.800%, 8/10/2045(b)	3,165,756
250,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.800%, 8/10/2045(b)	268,400
2,373,291	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.921%, 12/19/2035(b)	1,753,642
4,060,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C1, Class D, 6.314%, 6/15/2043, 144A(b)	3,940,014
2,500,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	2,639,383
2,430,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	2,580,958
2,125,000	Morgan Stanley Capital I, Series 2011-C2, Class E, 5.319%, 6/15/2044, 144A(b)	1,825,819
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class D, 5.256%, 9/15/2047, 144A(b)	1,182,689

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class E, 5.256%, 9/15/2047, 144A(b)	$1,124,539
4,800,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.800%, 8/12/2045, 144A(b)	4,787,521
1,000,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.800%, 8/15/2045, 144A(b)	995,003
9,325,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.466%, 2/15/2044, 144A(b)	8,196,480

		55,400,329

	Diversified Manufacturing — 0.9%
5,900,000	Votorantim Cimentos SA, 7.250%, 4/05/2041, 144A	5,826,250

	Electric — 4.7%
1,400,000	Ameren Energy Generating Co., Series F, 7.950%, 6/01/2032	1,355,745
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)	2,889,733
7,655,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	7,082,835
4,700,000,000	Empresas Publicas de Medellin ESP, 8.375%, 2/01/2021, 144A, (COP)	2,773,239
9,060,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020	9,662,128
3,250,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	3,602,706
2,000,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	1,965,000

		29,331,386

	Gaming — 4.8%
4,335,000	Caesars Entertainment Operating Co., Inc., 5.625%, 6/01/2015	3,500,512
8,600,000	Caesars Entertainment Operating Co., Inc., 11.250%, 6/01/2017	9,492,250
2,400,000	Mandalay Resort Group, 7.625%, 7/15/2013	2,376,000
8,135,000	MGM Resorts International, 5.875%, 2/27/2014	7,819,769
1,000,000	MGM Resorts International, 6.750%, 4/01/2013	1,002,500
500,000	MGM Resorts International, 6.875%, 4/01/2016	468,750
250,000	MGM Resorts International, 7.500%, 6/01/2016	237,500
2,000,000	MGM Resorts International, 7.625%, 1/15/2017	1,925,000
2,500,000	MGM Resorts International, 9.000%, 3/15/2020	2,737,500

		29,559,781

	Government Owned – No Guarantee — 0.1%
400,000	Petrobras International Finance Co., 6.750%, 1/27/2041	426,846

	Healthcare — 1.6%
8,500,000	Biomet, Inc., 11.625%, 10/15/2017	9,413,750
450,000	Owens & Minor, Inc., 6.350%, 4/15/2016(d)	472,404

		9,886,154

	Hybrid ARMs — 0.6%
2,315,146	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 3.156%, 4/25/2035(b)	1,095,059
1,498,091	Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 0.576%, 12/25/2034(b)	903,042
1,204,661	Lehman XS Trust, Series 2006-4N, Class A2A, 0.406%, 4/25/2046(b)	680,147

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Hybrid ARMs — continued
$1,277,220	Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A, 0.446%, 4/25/2035(b)	$962,950

		3,641,198

	Industrial Other — 0.1%
750,000	Steelcase, Inc., 6.375%, 2/15/2021	780,352

	Life Insurance — 1.7%
500,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	523,615
3,870,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	4,228,362
5,600,000	Metlife Capital Trust IV, 7.875%, 12/15/2067, 144A	5,850,359

		10,602,336

	Media Cable — 0.2%
1,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	1,485,582

	Media Non-Cable — 0.4%
613,000	R. R. Donnelley & Sons Co., 6.125%, 1/15/2017	599,216
2,000,000	R. R. Donnelley & Sons Co., 7.625%, 6/15/2020	1,976,608

		2,575,824

	Metals & Mining — 2.0%
4,400,000	ArcelorMittal, 5.500%, 3/01/2021	4,406,868
1,150,000	Boart Longyear Management Pty Ltd., 7.000%, 4/01/2021, 144A	1,175,875
3,675,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	3,684,188
3,360,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	3,385,200

		12,652,131

	Non-Captive Consumer — 6.4%
15,975,000	Residential Capital LLC, 9.625%, 5/15/2015	15,855,187
1,175,000	SLM Corp., MTN, 6.250%, 1/25/2016	1,219,063
6,465,000	SLM Corp., MTN, 8.000%, 3/25/2020	6,942,143
5,400,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	7,395,008
3,100,000	Springleaf Finance Corp., 4.125%, 11/29/2013, (EUR)	4,186,248
1,435,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	1,313,025
2,200,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,963,500
1,000,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	987,500

		39,861,674

	Non-Captive Diversified — 1.4%
1,375,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,343,467
7,000,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	7,490,000

		8,833,467

	Oil Field Services — 1.7%
180,000	Basic Energy Services, Inc., 7.750%, 2/15/2019, 144A	180,900
5,740,000	Complete Production Services, Inc., 8.000%, 12/15/2016	5,998,300
4,040,000	OGX Petroleo e Gas Participacoes SA, 8.500%, 6/01/2018, 144A	4,155,140
157,000	Parker Drilling Co., 9.125%, 4/01/2018	165,635

		10,499,975

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Packaging — 0.4%
1,000,000	Beverage Packaging Holdings SA, 8.000%, 12/15/2016, 144A, (EUR)	$1,366,766
750,000	Packaging Dynamics Corp., 8.750%, 2/01/2016, 144A	761,250
145,000	Reynolds Group Holdings Ltd., 8.250%, 2/15/2021, 144A	135,575

		2,263,591

	Pharmaceuticals — 0.3%
1,300,000	Valeant Pharmaceuticals International, 6.500%, 7/15/2016, 144A	1,285,375
500,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	490,000
200,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	194,000

		1,969,375

	Pipelines — 0.8%
860,000	Tennessee Gas Pipeline Co., 7.000%, 3/15/2027	982,676
1,140,000	Tennessee Gas Pipeline Co., 7.000%, 10/15/2028	1,312,475
2,300,000	Tennessee Gas Pipeline Co., 8.375%, 6/15/2032	2,907,830

		5,202,981

	Refining — 0.3%
1,900,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019, 144A	1,957,000

	Retailers — 0.7%
3,900,000	Rite Aid Corp., 10.375%, 7/15/2016	4,143,750

	Sovereigns — 2.0%
1,260,000(††)	Mexican Fixed Rate Bonds, Series M, 6.000%, 6/18/2015, (MXN)	10,753,568
200,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 8.000%, 12/19/2013, (MXN)	1,808,370

		12,561,938

	Technology — 0.0%
75,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	77,250

	Treasuries — 3.5%
6,200,000	Canadian Government Bond, 1.750%, 3/01/2013, (CAD)	6,454,763
20,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	12,283
3,715,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	2,453,379
240,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	218,392
170,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	150,319
11,525,000,000	Korea Treasury Bond, 3.750%, 6/10/2013, (KRW)	10,793,450
990,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	823,186
1,100,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	957,418

		21,863,190

	Wireless — 2.9%
15,720,000	Clearwire Communications LLC/Clearwire Finance Inc., 12.000%, 12/01/2015, 144A	16,840,050
1,005,000	Sprint Capital Corp., 6.875%, 11/15/2028	952,237

		17,792,287

	Wirelines — 4.5%
8,525,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	8,770,094
150,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	152,266

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
1,200,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	$1,392,144
3,500,000	Qwest Corp., 7.125%, 11/15/2043	3,325,000
7,534,000	Qwest Corp., 7.200%, 11/10/2026	7,383,320
5,165,000	Qwest Corp., 7.500%, 6/15/2023	5,171,456
250,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	235,704
1,250,000	Telecom Italia Capital SA, 7.721%, 6/04/2038	1,243,136

		27,673,120

	Total Non-Convertible Bonds (Identified Cost $394,698,348)	388,331,664

Convertible Bonds — 3.6%
	Automotive — 0.7%
1,610,000	Ford Motor Co., 4.250%, 11/15/2016	2,759,137
755,000	TRW Automotive, Inc., 3.500%, 12/01/2015, 144A	1,594,938

		4,354,075

	Diversified Manufacturing — 1.0%
3,510,000	EMC Corp., Series B, 1.750%, 12/01/2013	6,151,275

	Healthcare — 0.2%
1,210,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2016), 2.000%, 12/15/2037(e)	1,382,425

	Metals & Mining — 0.4%
2,250,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015	2,632,500

	Pharmaceuticals — 0.4%
2,010,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	2,530,087

	Technology — 0.9%
1,715,000	Ciena Corp., 0.875%, 6/15/2017	1,451,319
1,045,000	Intel Corp., 3.250%, 8/01/2039	1,274,900
2,710,000	SanDisk Corp., 1.500%, 8/15/2017	2,865,825

		5,592,044

	Total Convertible Bonds (Identified Cost $23,006,637)	22,642,406

Municipals — 0.2%
	California — 0.2%
975,000	California Health Facilities Financing Authority, Series A, 5.250%, 11/15/2046 (Identified Cost $845,224)	922,633

	Total Bonds and Notes (Identified Cost $418,550,209)	411,896,703

Senior Loans — 9.4%
	Airlines — 0.1%
897,750	Allegiant Travel Company, Term Loan B, 5.750%, 3/10/2017(b)	902,239

	Automotive — 1.2%
3,485,000	Chrysler Group LLC, Term Loan, 6.000%, 5/24/2017(b)	3,403,311
1,875,000	KAR Auction Services, Inc., Term Loan B, 5.000%, 5/19/2017(b)	1,886,719

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$2,244,375	Metaldyne Company LLC, New Term Loan B, 5.250%, 5/18/2017(b)	$2,244,375

		7,534,405

	Building Materials — 0.5%
935,300	CPG International, Inc., New Term Loan B, 6.000%, 2/18/2017(b)	934,131
2,159,588	Nortek, Inc., Term Loan, 5.250%, 4/26/2017(f)	2,154,188

		3,088,319

	Chemicals — 0.7%
74,491	Houghton International, Inc., New Term Loan B, 6.750%, 1/29/2016(b)	74,771
3,840,000	PQ Corporation, 2nd Lien Term Loan, 7/30/2015(g)	3,759,283
600,000	PQ Corporation, 2nd Lien Term Loan, 6.690%, 7/30/2015(b)	587,388

		4,421,442

	Consumer Cyclical Services — 0.2%
335,000	Allied Security Holdings LLC, 2nd Lien Term Loan, 8.500%, 2/05/2018(b)	339,187
94,443	Instant Web, Inc., Delayed Draw Term Loan, 3.561%, 8/07/2014(b)	85,707
900,390	Instant Web, Inc., Term Loan B, 3.561%, 8/07/2014(b)	817,104
183,331	Language Line, LLC, New Term Loan B, 6.250%, 6/20/2016(b)	183,447

		1,425,445

	Consumer Products — 0.3%
1,731,300	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	1,720,168

	Electric — 0.6%
4,096,488	Texas Competitive Electric Holdings Company, LLC, Non-Extended Term Loan, 3.690%, 10/10/2014(b)	3,461,532

	Healthcare — 0.3%
1,745,625	HCR Healthcare, LLC, New Term Loan, 5.000%, 4/06/2018(b)	1,712,353

	Industrial Other — 0.4%
2,010,000	Milacron LLC, Term Loan B, 7.500%, 4/11/2017(b)	1,989,900
750,000	Potters Industries, 1st Lien Term Loan, 6.000%, 5/05/2017(b)	750,000

		2,739,900

	Media Non-Cable — 0.4%
2,394,000	RBS International Direct Marketing, LLC, Term Loan B, 6.500%, 3/23/2017(b)	2,346,120

	Oil Field Services — 1.1%
3,972,219	CCS Income Trust, Tranche B Term Loan, 3.246%, 11/14/2014(b)	3,770,788
3,005,000	SemGroup Corporation, Term Loan B, 6/15/2018(g)	2,987,481

		6,758,269

	Pharmaceuticals — 0.8%
4,890,000	Quintiles Transnational Corp., New Term Loan B, 5.000%, 6/08/2018(b)	4,857,922

	Retailers — 0.6%
1,106,595	Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 6.500%, 12/22/2017(b)	1,122,507
300,000	J. Crew Operating Corp., New Term Loan B, 4.750%, 3/07/2018(b)	287,499
2,650,000	Jo-Ann Stores, Inc., Term Loan, 4.750%, 3/16/2018(b)	2,605,295

		4,015,301

	Supermarket — 0.2%
997,500	Sprouts Farmers Markets Holdings, LLC, Term Loan, 6.000%, 4/18/2018(b)	988,153

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — 1.2%
$1,400,000	Aeroflex Incorporated, Term Loan B, 4.250%, 5/09/2018(b)	$1,395,100
1,407,890	First Data Corporation, Term Loan B2, 2.936%, 9/24/2014(b)	1,302,833
3,070,000	Lawson Software, Inc., 1st Lien Term Loan, 7/05/2017(g)	2,942,595
1,820,000	Open Link Financial, Inc., New Term Loan B, 5.250%, 4/26/2018(b)	1,810,900

		7,451,428

	Wireless — 0.4%
2,460,000	Asurion Corporation, New 2nd Lien Term Loan, 9.000%, 5/24/2019(b)	2,464,920

	Wirelines — 0.4%
2,487,500	Global Tel*Link Corporation, New Term Loan B, 5.000%, 11/10/2016(b)	2,476,630

	Total Senior Loans (Identified Cost $58,595,077)	58,364,546

Shares
Preferred Stocks — 2.9%
Convertible Preferred Stocks — 1.9%
	Automotive — 0.6%
72,200	General Motors Co., Series B, 4.750%	3,519,028

	Banking — 0.4%
2,500	Wells Fargo & Co., Series L, Class A, 7.500%	2,650,000

	Independent Energy — 0.8%
81,250	Apache Corp., Series D, 6.000%	5,356,000

	REITs –Healthcare — 0.1%
8,000	Health Care REIT, Inc., Series I, 6.500%	412,080

	Total Convertible Preferred Stocks (Identified Cost $12,041,130)	11,937,108

Non-Convertible Preferred Stocks — 1.0%
	Non-Captive Diversified — 1.0%
129,400	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	3,238,882
275	Ally Financial, Inc., Series G, 7.000%, 144A	258,449
102,000	Montpelier Re Holdings Ltd., 8.875%	2,631,600

	Total Non-Convertible Preferred Stocks (Identified Cost $6,040,062)	6,128,931

	Total Preferred Stocks (Identified Cost $18,081,192)	18,066,039

Par Value(‡)
Purchased Options — 0.0%
	Options on Currency — 0.0%
$6,000,000	AUD Put/USD Call, expiring September 27, 2011 at 1.0310(h)	90,912
2,400,000	JPY Put/CAD Call, expiring July 13, 2011 at 87.1300(CAD)(h)	674

	Total Purchased Options (Identified Cost $238,168)	91,586

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 25.1%
$63,449	Repurchase Agreement with State Street Bank and Trust Company, dated 6/30/2011 at 0.000% to be repurchased at $63,449 on 7/01/2011 collateralized by $65,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $66,244 including accrued interest (Note 2 of Notes to Financial Statements)	$63,449
38,224,249	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $38,224,249 on 7/01/2011 collateralized by $39,010,000 Federal Home Loan Mortgage Corp. Discount Note, due 8/15/2011 valued at $38,990,495 including accrued interest (Note 2 of Notes to Financial Statements)	38,224,249
118,000,000	U.S. Treasury Bills, 0.036%-0.165%, 9/22/2011(i)(j)(k)(l)	117,993,156

	Total Short-Term Investments (Identified Cost $156,267,581)	156,280,854

	Total Investments — 103.7% (Identified Cost $651,732,227)(a)	644,699,728
	Other assets less liabilities — (3.7)%	(23,163,672)

	Net Assets — 100.0%	$621,536,056

(‡)	Principal amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At June 30, 2011, the net unrealized depreciation on investments based on a cost of $652,359,754 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,684,007
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,344,033)

	Net unrealized depreciation	$(7,660,026)

(b)	Variable rate security. Rate as of June 30, 2011 is disclosed.
(c)	The issuer has made partial payment with respect to interest and/or principal. Income is not being accrued.
(d)	Illiquid security. At June 30, 2011, the value of this security amounted to $472,404 or 0.1% of net assets.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Variable rate security. Rate shown represents the weighted average rate at June 30, 2011.
(g)	Position is unsettled. Contract rate was not determined at June 30, 2011 and does not take effect until settlement date.
(h)	Counterparty is Credit Suisse.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts or swap agreements and as initial margin for open futures contracts.
(k)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swap agreements.

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

(l)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of Rule 144A holdings amounted to $121,557,970 or 19.5% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

At June 30, 2011, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[1]	Notional Value(‡)		Unamortized Up Front Payment Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Morgan Stanley	Alcatel-Lucent	5.00%	09/20/2016	4.84%	3,800,000	*	$(1,515)	$38,058	$39,573	$8,419
UBS AG	Alcatel-Lucent	5.00%	06/20/2016	4.71%	2,700,000	*	85,195	46,983	(38,212)	5,982
UBS AG	General Electric Capital Corp.	1.00%	09/20/2016	1.33%	18,500,000		(331,526)	(298,001)	33,525	5,653

Total								$(212,960)	$34,886	$20,054

(‡) Notional value stated in U.S. dollars unless otherwise noted.

*   Notional value denominated in euros.

1      Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[2]	07/27/2011	Brazilian Real	6,950,000	$4,430,206	$(103,223)
Buy[3]	01/30/2012	Chinese Renminbi	23,015,000	3,586,241	10,541
Buy[3]	01/30/2012	Chinese Renminbi	5,425,000	845,334	(4,793)
Sell[3]	01/30/2012	Chinese Renminbi	28,440,000	4,431,575	(53,160)
Buy[4]	07/25/2011	Colombian Peso	4,970,000,000	2,807,961	4,802
Sell[4]	07/25/2011	Colombian Peso	4,970,000,000	2,807,961	(20,837)
Sell[2]	07/06/2011	Euro	2,915,000	4,227,069	(18,756)
Sell[2]	07/29/2011	Euro	1,622,000	2,350,573	(18,807)
Sell[2]	07/18/2011	Euro	980,000	1,420,633	(20,899)
Sell[2]	07/27/2011	Euro	6,085,000	8,818,761	(216,884)
Buy[2]	10/03/2011	Malaysian Ringgit	17,500,000	5,757,314	12,451
Buy[2]	07/22/2011	Malaysian Ringgit	2,500,000	826,892	9,499
Buy[2]	07/05/2011	Malaysian Ringgit	17,500,000	5,795,661	(5,764)
Buy[2]	07/22/2011	Malaysian Ringgit	13,945,000	4,612,409	(20,541)
Sell[2]	07/05/2011	Malaysian Ringgit	17,500,000	5,795,661	(26,748)
Sell[2]	07/22/2011	Malaysian Ringgit	16,445,000	5,439,301	(82,624)
Buy[2]	07/01/2011	New Russian Ruble	170,000,000	6,087,572	29,665
Sell[2]	07/01/2011	New Russian Ruble	170,000,000	6,087,572	24,239
Buy[2]	07/05/2011	Singapore Dollar	14,500,000	11,804,934	25,414
Buy[2]	08/05/2011	Singapore Dollar	14,500,000	11,805,126	673
Sell[2]	07/05/2011	Singapore Dollar	14,500,000	11,804,934	(961)
Buy[4]	07/25/2011	South Korean Won	6,600,000,000	6,174,153	(997)
Sell[4]	07/25/2011	South Korean Won	6,600,000,000	6,174,153	(39,754)

Total					$(517,464)

2 Counterparty is Credit Suisse.

3 Counterparty is Morgan Stanley.

4 Counterparty is Bank of America.

At June 30, 2011, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
30 Day Federal Funds	12/30/2011	779	$324,041,234	$242,762

At June 30, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500	09/16/2011	256	$16,838,400	$(632,297)
German Euro BOBL	09/08/2011	9	1,521,526	(5,108)
Ultra Long U.S. Treasury Bond	09/21/2011	31	3,913,750	54,669
2 Year U.S. Treasury Note	09/30/2011	904	198,286,750	(69,031)
10 Year U.S. Treasury Note	09/21/2011	44	5,382,437	81,730

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Absolute Strategies Fund – (continued)

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Day Federal Funds	01/31/2012	779	$324,008,773	$(294,927)
30 Year U.S. Treasury Bond	09/21/2011	97	11,934,031	134,635

Total				$(730,329)

Industry Summary at June 30, 2011 (Unaudited)

Commercial Mortgage-Backed Securities	8.9%
Non-Captive Consumer	6.4
Electric	5.3
Collateralized Mortgage Obligations	4.9
Wirelines	4.9
Gaming	4.8
Automotive	3.7
Treasuries	3.5
Wireless	3.3
Chemicals	2.9
Oil Field Services	2.8
Metals & Mining	2.4
Non-Captive Diversified	2.4
Technology	2.1
Healthcare	2.1
Sovereigns	2.0
Other Investments, less than 2% each	16.2
Short-Term Investments	25.1

Total Investments	103.7
Other assets less liabilities (including open credit default swap agreements, forward foreign currency contracts and futures contracts)	(3.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 40.6% of Net Assets
Non-Convertible Bonds — 37.6%
	Airlines — 1.4%
$750,000	Air Canada, 9.250%, 8/01/2015, 144A	$767,812
230,000	US Airways Pass-Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	230,000

		997,812

	Automotive — 0.1%
65,000	Navistar International Corp., 8.250%, 11/01/2021	69,550

	Banking — 0.6%
653,056	Banco Votorantim SA, 6.250%, 5/16/2016, 144A, (BRL)	425,457

	Building Materials — 1.1%
750,000	Odebrecht Finance Ltd., 6.000%, 4/05/2023, 144A	745,312

	Chemicals — 0.6%
420,000	PolyOne Corp., 7.375%, 9/15/2020	439,950

	Collateralized Mortgage Obligations — 0.4%
461,752	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.238%, 8/25/2046(b)	253,492

	Commercial Mortgage-Backed Securities — 0.9%
700,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.800%, 8/10/2045(b)	615,564

	Construction Machinery — 1.1%
125,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 2/01/2021	124,375
100,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.250%, 11/15/2019	109,500
500,000	United Rentals North America, Inc., 8.375%, 9/15/2020	506,250

		740,125

	Distributors — 0.7%
500,000	ENN Energy Holdings Ltd., 6.000%, 5/13/2021, 144A	491,283

	Electric — 2.6%
315,000	AES Corp. (The), 7.375%, 7/01/2021, 144A	319,725
500,000	AES Corp. (The), 8.000%, 10/15/2017	530,000
400,000	Calpine Corp., 7.500%, 2/15/2021, 144A	408,000
150,000,000	Emgesa SA ESP, 8.750%, 1/25/2021, 144A, (COP)	91,187
814,000,000	Empresas Publicas de Medellin ESP, 8.375%, 2/01/2021, 144A, (COP)	480,302

		1,829,214

	Entertainment — 0.7%
500,000	AMC Entertainment, Inc., 9.750%, 12/01/2020, 144A	511,250

	Food & Beverage — 0.5%
400,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	382,200

	Healthcare — 1.2%
390,000	Biomet, Inc., 11.625%, 10/15/2017	431,925
395,000	Omnicare, Inc., 7.750%, 6/01/2020	419,194

		851,119

See accompanying notes to financial statements.

59  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Independent Energy — 2.4%
$1,000,000	Concho Resources, Inc., 6.500%, 1/15/2022	$1,002,500
625,000	QEP Resources, Inc., 6.875%, 3/01/2021	659,375

		1,661,875

	Media Cable — 1.2%
750,000	Comcast Corp., 6.500%, 11/15/2035	813,935

	Media Non-Cable — 2.3%
150,000	Intelsat Jackson Holdings SA, 7.500%, 4/01/2021, 144A	149,063
1,350,000	Intelsat SA, 11.250%, 2/04/2017	1,449,562

		1,598,625

	Metals & Mining — 2.2%
150,000	ArcelorMittal, 5.500%, 3/01/2021	150,234
175,000	ArcelorMittal, 6.750%, 3/01/2041	173,453
180,000	Arch Western Finance LLC, 6.750%, 7/01/2013	180,225
1,000,000	Teck Resources Ltd., 4.750%, 1/15/2022	1,002,613

		1,506,525

	Non-Captive Consumer — 0.7%
100,000	Residential Capital LLC, 9.625%, 5/15/2015	99,250
420,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	417,900

		517,150

	Non-Captive Diversified — 1.0%
120,000	Aircastle Ltd., 9.750%, 8/01/2018	132,300
205,000	International Lease Finance Corp., 6.250%, 5/15/2019	200,299
360,000	International Lease Finance Corp., 8.625%, 9/15/2015	390,150

		722,749

	Oil Field Services — 2.0%
675,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	675,000
190,000	Frac Tech Services LLC/Frac Tech Finance, Inc., 7.125%, 11/15/2018, 144A	192,850
510,000	OGX Petroleo e Gas Participacoes SA, 8.500%, 6/01/2018, 144A	524,535

		1,392,385

	Packaging — 0.9%
635,000	Reynolds Group Holdings Ltd., 8.250%, 2/15/2021, 144A	593,725

	Paper — 1.0%
220,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	277,948
200,000	Sappi Papier Holding GmbH, 6.625%, 4/15/2021, 144A	194,500
200,000	Weyerhaeuser Co., 7.375%, 3/15/2032	208,126

		680,574

	Property & Casualty Insurance — 1.9%
350,000	Liberty Mutual Group, Inc., 5.000%, 6/01/2021, 144A	331,423
1,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	955,505

		1,286,928

See accompanying notes to financial statements.

|  60

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — 1.5%
610,000	Edcon Proprietary Ltd., 4.721%, 6/15/2014, (EUR)(b)	$774,017
250,000	Edcon Proprietary Ltd., 9.500%, 3/01/2018, 144A	235,000

		1,009,017

	Technology — 1.7%
765,000	Audatex North America, Inc., 6.750%, 6/15/2018, 144A	768,825
390,000	First Data Corp., 7.375%, 6/15/2019, 144A	392,925

		1,161,750

	Transportation Services — 0.3%
200,000	Asciano Finance Ltd., 6.000%, 4/07/2023, 144A	204,930

	Treasuries — 2.5%
540,000	Canadian Government, 2.000%, 3/01/2014, (CAD)	563,102
85,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	697,739
1,200,000	Poland Government Bond, 5.750%, 4/25/2014, (PLN)	447,068

		1,707,909

	Wireless — 2.2%
1,500,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	1,509,375

	Wirelines — 1.9%
400,000	Embarq Corp., 7.995%, 6/01/2036	409,845
235,000	Frontier Communications Corp., 9.000%, 8/15/2031	240,875
700,000	Level 3 Escrow, Inc., 8.125%, 7/01/2019, 144A	703,500

		1,354,220

	Total Non-Convertible Bonds (Identified Cost $26,094,241)	26,074,000

Convertible Bonds — 3.0%
	Media Non-Cable — 0.9%
475,000	Interpublic Group of Cos., Inc. (The), 4.750%, 3/15/2023	600,875

	Metals & Mining — 0.2%
125,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015	146,250

	Retailers — 1.0%
680,000	Best Buy Co., Inc., 2.250%, 1/15/2022	685,100

	Technology — 0.9%
300,000	Intel Corp., 3.250%, 8/01/2039	366,000
210,000	Nuance Communications, Inc., 2.750%, 8/15/2027	275,100

		641,100

	Total Convertible Bonds (Identified Cost $2,080,057)	2,073,325

	Total Bonds and Notes (Identified Cost $28,174,298)	28,147,325

See accompanying notes to financial statements.

61  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Senior Loans — 1.0%
	Chemicals — 0.1%
$47,298	Arizona Chemical, Inc., New Term Loan B, 4.750%, 11/21/2016(b)	$47,318

	Electric — 0.8%
541,643	AES Corporation, New Term Loan, 4.250%, 6/01/2018(b)	541,740

	Wireless — 0.1%
124,688	TowerCo Finance LLC, Term Loan B, 5.250%, 2/02/2017(b)	124,766

	Total Senior Loans (Identified Cost $710,336)	713,824

Shares
Common Stocks — 12.7%
	Airlines — 0.5%
36,500	Delta Air Lines, Inc.(c)	334,705

	Chemicals — 2.6%
4,350	Agrium, Inc.	381,756
5,650	Ashland, Inc.	365,103
6,600	E.I. du Pont de Nemours & Co.	356,730
5,000	Monsanto Co.	362,700
6,500	Rockwood Holdings, Inc.(c)	359,385

		1,825,674

	Computers & Peripherals — 1.3%
33,000	EMC Corp.(c)	909,150

	Diversified Telecommunication Services — 1.1%
14,250	AT&T, Inc.	447,592
8,200	CenturyLink, Inc.	331,526

		779,118

	Electric Utilities — 1.1%
18,800	Duke Energy Corp.	354,004
9,000	Southern Co.	363,420

		717,424

	Food Products — 1.0%
10,000	Kraft Foods, Inc., Class A	352,300
18,500	Tyson Foods, Inc., Class A	359,270

		711,570

	Internet Software & Services — 1.0%
1,350	Google, Inc., Class A(c)	683,613

	Media — 1.3%
7,200	DIRECTV, Class A(c)	365,904
44,000	Interpublic Group of Cos., Inc. (The)	550,000

		915,904

	Metals & Mining — 0.5%
6,800	Freeport-McMoRan Copper & Gold, Inc.	359,720

	Oil, Gas & Consumable Fuels — 0.5%
6,000	Peabody Energy Corp.	353,460

See accompanying notes to financial statements.

|  62

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Shares	Description	Value (†)

	Pharmaceuticals — 0.5%
12,000	Bristol-Myers Squibb Co.	$347,520

	Software — 0.8%
16,500	Oracle Corp.	543,015

	Tobacco — 0.5%
12,500	Altria Group, Inc.	330,126

	Total Common Stocks (Identified Cost $8,677,190)	8,810,999

Preferred Stocks — 1.5%
	Non-Captive Diversified — 1.5%
18,000	GMAC Capital Trust I, Series 2, (fixed rate to 2/15/2016, variable rate thereafter), 8.125%	460,800
22,000	Montpelier Re Holdings Ltd., 8.875%	567,600

	Total Preferred Stocks (Identified Cost $1,000,000)	1,028,400

Exchange Traded Funds — 8.7%
14,900	Health Care Select Sector SPDR Fund	529,248
49,900	Industrial Select Sector SPDR Fund	1,858,276
11,100	iShares Dow Jones U.S. Transportation Average Index Fund	1,087,356
38,500	Materials Select Sector SPDR Trust	1,516,130
42,000	Technology Select Sector SPDR Fund	1,079,400

	Total Exchange Traded Funds (Identified Cost $5,862,578)	6,070,410

Par Value(‡)/Contracts/ Shares (†††)
Purchased Options — 1.0%
	Options on Currency — 0.1%
$1,400,000	AUD Put, expiring September 27, 2011 at 1.0315(d)	21,213
700,000	COP Put, expiring September 12, 2011 at 1779.5500(f)	11,550
700,000	ILS Put, expiring September 09, 2011 at 3.4105(d)	11,735
1,920,000	JPY Put/CAD Call, expiring July 12, 2011 at 86.6700(CAD)(e)	424
1,400,000	JPY Put, expiring September 27, 2011 at 80.8000(e)	23,892

		68,814

	Options on Futures — 0.1%
25	Cocoa Future, Put expiring August 05, 2011 at 3000(k)	15,250
5	Cotton Future, Call expiring November 11, 2011 at 1500(k)	8,900

		24,150

	Options on Securities — 0.8%
210,000	iShares MSCI Japan Index Fund, Call expiring December 17, 2011 at 10	165,900
25,000	SPDR S&P 500 ETF Trust, Call expiring September 17, 2011 at 127	177,625
22,500	SPDR S&P 500 ETF Trust, Call expiring September 17, 2011 at 128	143,100
30,000	SPDR S&P 500 ETF Trust, Put expiring September 17, 2011 at 127	72,150

See accompanying notes to financial statements.

63  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Shares (†††)	Description	Value (†)

	Options on Securities — continued
6,000	SPDR S&P 500 ETF Trust, Put expiring July 16, 2011 at 135	$19,890
38,000	U.S. Oil Fund LP, Call expiring July 16, 2011 at 50(k)	190

		578,855

	Total Purchased Options (Identified Cost $752,866)	$671,819

Principal Amount (‡)
Short-Term Investments — 39.3%
$3,831,568	Repurchase Agreement with State Street Bank and Trust Company, dated 6/30/2011 at 0.000% to be repurchased at $3,831,568 on 7/01/2011 collateralized by $5,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $5,096; $3,665,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $3,909,899 including accrued interest(k) (Note 2 of Notes to Financial Statements)	3,831,568
5,177,965	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $5,177,965 on 7/01/2011 collateralized by $5,330,000 Federal National Mortgage Association, 0.750% due 10/25/2013 valued at $5,283,363 including accrued interest (Note 2 of Notes to Financial Statements)	5,177,965
18,300,000	U.S. Treasury Bills, 0.036%-0.165%, 9/22/2011(g)(h)(i)(j)(k)	18,298,939

	Total Short-Term Investments (Identified Cost $27,305,469)	27,308,472

	Total Investments — 104.8% (Identified Cost $72,482,737)(a)	72,751,249
	Other assets less liabilities — (4.8)%	(3,338,329)

	Net Assets — 100.0% $	$69,412,920

Contracts/ Shares (†††)
Written Options — (0.2%)
	Options on Futures — (0.0%)
25	Cocoa Future, Put expiring August 05, 2011 at 2700(k)	$(2,500)
5	Cotton Future, Call expiring November 11, 2011 at 2000(k)	(1,775)

		(4,275)

	Options on Securities — (0.2%)
25,000	SPDR S&P 500 ETF Trust, Call expiring September 17, 2011 at 132	(92,000)
30,000	SPDR S&P 500 ETF Trust, Put expiring September 17, 2011 at 119	(31,200)
19,000	U.S. Oil Fund LP, Call expiring July 16, 2011 at 56(k)	(95)

		(123,295)

	Total Written Options (Premiums Received $148,939)	$(127,570)

See accompanying notes to financial statements.

|  64

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

(‡)	Principal amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Options on currency are expressed at par value. Options on futures are expressed as number of contracts. Options on securities are expressed as shares.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At June 30, 2011, the net unrealized appreciation on investments based on a cost of $72,500,606 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$816,121
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(565,478)

	Net unrealized appreciation	$250,643

(b)	Variable rate security. Rate as of June 30, 2011 is disclosed.
(c)	Non-income producing security.
(d)	Counterparty is Credit Suisse.
(e)	Counterparty is UBS.
(f)	Counterparty is Barclays.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts or swap agreements and as initial margin for open futures contracts.
(i)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swap agreements.
(j)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(k)	All or a portion of this security is held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of Rule 144A holdings amounted to $9,869,309 or 14.2% of net assets.

ETF	Exchange Traded Fund
MTN	Medium Term Note
SPDR	Standard & Poor’s Depositary Receipt

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
USD	U.S. Dollar

See accompanying notes to financial statements.

65  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

At June 30, 2011, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value	Unamortized Up Front Payment Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Citibank	Markit iTraxx Asia ex-Japan Index	(1.00%)	06/20/2016	$1,000,000	$4,204	$6,529	$2,325	$(306)
Citibank	Masco Corp.	(1.00%)	06/20/2016	1,000,000	74,638	77,739	3,101	(306)
Deutsche Bank	Russia Foreign Bond	(1.00%)	06/20/2016	1,000,000	20,005	18,098	(1,907)	(306)
JPMorgan Chase	Markit iTraxx Asia ex-Japan Index	(1.00%)	06/20/2016	1,000,000	2,836	6,529	3,693	(306)
JPMorgan Chase	Socialist Republic of Vietnam	(1.00%)	06/20/2016	1,000,000	91,348	96,992	5,644	(306)

Total						$205,887	$12,856	$(1,530)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[1]	Notional Value	Unamortized Up Front Payment Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Bank of America	General Electric Capital Corp.	1.00%	06/20/2016	1.29%	$1,000,000	$(18,620)	$(13,732)	$4,888	$306
Deutsche Bank	KB Home	5.00%	09/20/2016	6.41%	1,000,000	(36,670)	(45,125)	(8,455)	1,528
JPMorgan Chase	Goodyear Tire & Rubber Co. (The)	5.00%	09/20/2016	4.41%	500,000	3,002	13,218	10,216	764
JPMorgan Chase	KB Home	5.00%	06/20/2016	5.93%	750,000	(27,944)	(28,410)	(466)	1,146
UBS AG	General Electric Capital Corp.	1.00%	09/20/2016	1.33%	1,000,000	(17,920)	(16,108)	1,812	306
UBS AG	Morgan Stanley	1.00%	09/20/2016	1.61%	2,000,000	(73,299)	(59,350)	13,949	611

Total							$(149,507)	$21,944	$4,661

1Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[2]	07/28/2011	British Pound	860,000	$1,379,869	$5,520
Sell[2]	07/28/2011	British Pound	860,000	1,379,869	(5,675)
Buy[2]	07/05/2011	Canadian Dollar	1,000,000	1,036,860	3,771

See accompanying notes to financial statements.

|  66

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[2]	07/18/2011	Canadian Dollar	545,000	$564,905	$752
Buy[2]	08/05/2011	Canadian Dollar	1,000,000	1,036,055	1,426
Sell[2]	07/05/2011	Canadian Dollar	1,000,000	1,036,860	(16,119)
Sell[2]	07/18/2011	Canadian Dollar	545,000	564,905	(14,616)
Buy[2]	07/22/2011	Chinese Renminbi	9,100,000	1,407,696	(3,157)
Buy[3]	10/12/2011	Chinese Renminbi	6,735,000	1,043,848	6,073
Buy[3]	12/14/2011	Chinese Renminbi	8,250,000	1,282,647	11,078
Sell[2]	07/22/2011	Chinese Renminbi	9,100,000	1,407,696	(5,538)
Sell[3]	10/12/2011	Chinese Renminbi	6,735,000	1,043,848	(10,580)
Sell[3]	12/14/2011	Chinese Renminbi	8,250,000	1,282,647	(1,868)
Buy[2]	07/11/2011	Euro	715,000	1,036,684	(11,177)
Sell[2]	07/11/2011	Euro	110,000	159,490	805
Sell[2]	07/11/2011	Euro	715,000	1,036,684	(291)
Sell[2]	07/14/2011	Euro	500,000	724,893	(2,768)
Buy[2]	07/11/2011	Indian Rupee	47,000,000	1,050,501	2,329
Sell[2]	07/11/2011	Indian Rupee	47,000,000	1,050,501	(8,603)
Buy[2]	07/11/2011	Japanese Yen	113,000,000	1,403,680	(10,588)
Sell[2]	07/11/2011	Japanese Yen	113,000,000	1,403,680	5,719
Buy[2]	07/11/2011	Malaysian Ringgit	3,160,000	1,046,058	(4,474)
Buy[3]	09/06/2011	Malaysian Ringgit	3,150,000	1,038,336	(3,158)
Sell[2]	07/11/2011	Malaysian Ringgit	3,160,000	1,046,058	(8,291)
Buy[2]	07/27/2011	Mexican Peso	8,170,000	696,454	1,655
Sell[2]	07/27/2011	Mexican Peso	8,170,000	696,454	(10,677)
Buy[2]	07/01/2011	New Russian Ruble	40,000,000	1,432,370	6,980
Buy[4]	07/25/2011	New Russian Ruble	39,500,000	1,411,644	12,324
Sell[2]	07/01/2011	New Russian Ruble	40,000,000	1,432,370	(7,868)
Sell[4]	07/25/2011	New Russian Ruble	39,500,000	1,411,644	(18,015)
Buy[2]	07/05/2011	Singapore Dollar	2,200,000	1,791,093	3,856
Sell[2]	07/05/2011	Singapore Dollar	2,200,000	1,791,093	(19,029)

Total					$(100,204)

At June 30, 2011, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive2/In Exchange For		Unrealized Appreciation (Depreciation)
07/25/2011	Brazilian Real	1,100,000	Mexican Peso	8,125,480	$(8,735)
07/29/2011	Canadian Dollar	1,400,000	Mexican Peso	16,870,000	(12,892)
07/15/2011	Canadian Dollar	1,348,780	New Zealand Dollar	1,700,000	9,353
07/25/2011	Euro	725,000	Norwegian Krone	5,700,095	4,457
07/27/2011	Euro	720,000	Swiss Franc	853,157	(28,584)
07/25/2011	Mexican Peso	8,152,430	Brazilian Real	1,100,000	6,437
07/29/2011	Mexican Peso	16,907,100	Canadian Dollar	1,400,000	9,730
07/15/2011	New Zealand Dollar	1,700,000	Canadian Dollar	1,349,171	(8,948)

See accompanying notes to financial statements.

67  |

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Settlement Date	Deliver/Units of Currency		Receive2/In Exchange For		Unrealized Appreciation (Depreciation)
07/25/2011	Norwegian Krone	5,679,143	Euro	725,000	$(579)
07/27/2011	Swiss Franc	852,905	Euro	720,000	28,883

Total					$(878)

2 Counterparty is Credit Suisse.

3 Counterparty is Morgan Stanley.

4 Counterparty is Barclays.

At June 30, 2011, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
E-mini NASDAQ 100	09/16/2011	35	$1,624,700	$45,845

Commodity Futures[5]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	12/21/2011	22	$1,405,250	$(27,775)
Copper	12/21/2011	9	2,123,325	79,075
Corn	12/14/2011	22	682,550	(15,275)
Gold	08/29/2011	8	1,202,240	(38,040)
Heating Oil	11/30/2011	6	759,629	(20,485)
Lead	07/20/2011	4	267,700	4,200
Natural Gas	07/27/2011	10	437,400	7,070
Natural Gas	02/27/2012	15	718,500	(21,440)
Nickel	12/21/2011	4	562,392	11,112
Zinc	07/20/2011	11	645,700	5,800

Total				$(15,758)

At June 30, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500	09/16/2011	104	$6,840,600	$(266,263)
5 Year U.S. Treasury Note	09/30/2011	136	16,210,563	8,251
10 Year U.S. Treasury Note	09/21/2011	27	3,302,859	45,076
30 Year U.S. Treasury Bond	09/21/2011	15	1,845,469	31,082

Total				$(181,854)

Commodity Futures[5]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	12/21/2011	22	$1,405,250	$37,675
Brent Crude Oil	07/14/2011	3	337,440	(14,040)
Copper	12/21/2011	7	1,651,475	(78,400)
Gasoline	11/30/2011	6	693,630	22,907

See accompanying notes to financial statements.

|  68

Consolidated Portfolio of Investments – as of June 30, 2011 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Commodity Futures[5]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Lead	07/20/2011	4	$267,700	$(14,000)
Natural Gas	03/28/2012	15	701,550	17,425
Zinc	07/20/2011	11	645,700	17,900
Zinc	12/21/2011	6	357,712	(17,213)

Total				$(27,746)

5 Commodity futures are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Industry Summary at June 30, 2011 (Unaudited)

Exchange Traded Funds	8.7%
Electric	3.4
Chemicals	3.3
Media Non-Cable	3.2
Metals & Mining	2.9
Technology	2.6
Non-Captive Diversified	2.5
Treasuries	2.5
Retailers	2.5
Independent Energy	2.4
Wireless	2.3
Oil Field Services	2.0
Other Investments, less than 2% each	27.2
Short-Term Investments	39.3

Total Investments	104.8
Other assets less liabilities (including open credit default swap agreements, forward foreign currency contracts, futures contracts and written options)	(4.8)

Net Assets	100.0%

See accompanying notes to financial statements.

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|  70

Consolidated* Statements of Assets and Liabilities

June 30, 2011 (Unaudited)

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
ASSETS
Investments at cost	$265,992,971	$977,126,385	$331,887,052
Net unrealized appreciation	2,620	25,643	6,183

Investments at value	265,995,591	977,152,028	331,893,235
Cash	19,234,344	13,311,954	5,260,797
Due from brokers (including variation margin on futures contracts) (Note 2)	25,641,826	60,679,813	47,104,912
Receivable for Fund shares sold	969,705	10,733,185	5,009,568
Interest receivable	127,487	404,772	125,815
Unrealized appreciation on forward foreign currency contracts (Note 2)	805,894	716,377	2,385,710
Unrealized appreciation on futures contracts (Note 2)	2,262,186	15,780,118	5,730,329

TOTAL ASSETS	315,037,033	1,078,778,247	397,510,366

LIABILITIES
Payable for Fund shares redeemed	425,319	1,124,251	266,614
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,421,980	975,296	6,098,093
Unrealized depreciation on futures contracts (Note 2)	3,467,507	2,547,372	4,746,195
Management fees payable (Note 6)	280,311	980,807	405,113
Deferred Trustees’ fees (Note 6)	20,376	31,578	8,903
Administrative fees payable (Note 6)	22,454	49,388	25,142
Other accounts payable and accrued expenses	64,778	156,826	151,399

TOTAL LIABILITIES	6,702,725	5,865,518	11,701,459

NET ASSETS	$308,334,308	$1,072,912,729	$385,808,907

NET ASSETS CONSIST OF:
Paid-in capital	$330,947,286	$1,040,910,116	$389,218,894
Distributions in excess of net investment income/Accumulated net investment (loss)	(2,045,094)	(4,923,843)	(2,071,819)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(17,746,661)	23,927,746	1,395,226
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(2,821,223)	12,998,710	(2,733,394)

NET ASSETS	$308,334,308	$1,072,912,729	$385,808,907

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

71  |

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$86,290,261	$282,391,534	$277,058,470

Shares of beneficial interest	8,495,568	25,717,856	26,061,333

Net asset value and redemption price per share	$10.16	$10.98	$10.63

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.78	$11.65	$11.28

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$23,627,656	$93,766,251	$8,737,656

Shares of beneficial interest	2,358,242	8,687,823	827,896

Net asset value and offering price per share	$10.02	$10.79	$10.55

Class Y shares:
Net assets	$198,416,391	$696,754,944	$100,012,781

Shares of beneficial interest	19,482,466	63,076,219	9,403,669

Net asset value, offering and redemption price per share	$10.18	$11.05	$10.64

See accompanying notes to financial statements.

|  72

Consolidated* Statements of Assets and Liabilities (continued)

June 30, 2011 (Unaudited)

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
ASSETS
Investments at cost	$613,444,529	$63,473,204
Repurchase agreement(s) at cost	38,287,698	9,009,533
Net unrealized appreciation (depreciation)	(7,032,499)	268,512

Investments at value	644,699,728	72,751,249
Cash	160,504	190,437
Due from brokers (Note 2)	200,097	202,408
Foreign currency at value (identified cost $2,378,377 and $467,043)	2,403,682	468,753
Receivable for Fund shares sold	5,929,499	86,810
Receivable for securities sold	610,846	4,379,193
Collateral received for open options and forward foreign currency contracts (Notes 2 and 4)	—	291,992
Collateral received for swap agreements (Notes 2 and 4)	110,000	—
Dividends and interest receivable	4,937,335	433,790
Unrealized appreciation on swap agreements (Note 2)	73,098	45,628
Unrealized appreciation on forward foreign currency contracts (Note 2)	117,284	121,148
Tax reclaims receivable	17,777	5,952
Upfront payments receivable on swap agreements (Note 2)	—	68,989
Receivable for closed swap agreements	—	282,399
Upfront payments paid on swap agreements (Note 2)	85,195	196,033
Fees receivable on swap agreements (Note 2)	20,054	4,661

TOTAL ASSETS	659,365,099	79,529,442

LIABILITIES
Options written, at value (premiums received $0 and $148,939) (Note 2)	—	127,570
Payable for securities purchased	31,436,407	8,963,143
Unrealized depreciation on swap agreements (Note 2)	38,212	10,828
Payable for Fund shares redeemed	1,871,396	50,000
Unrealized depreciation on forward foreign currency contracts (Note 2)	634,748	222,230
Upfront payments received on swap agreements (Note 2)	333,041	174,453
Due to brokers (Note 2)	110,000	291,992
Payable for variation margin on futures contracts (Note 2)	71,254	135,616
Management fees payable (Note 6)	357,421	33,986
Deferred Trustees’ fees (Note 6)	6,161	6,041
Administrative fees payable (Note 6)	8,004	18,832
Payable for closed swap agreements	2,735,709	—
Fees payable on swap agreements (Note 2)	—	1,530
Other accounts payable and accrued expenses	226,690	80,301

TOTAL LIABILITIES	37,829,043	10,116,522

NET ASSETS	$621,536,056	$69,412,920

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

73  |

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
NET ASSETS CONSIST OF:
Paid-in capital	$635,053,701	$70,911,738
Undistributed net investment income (Distributions in excess of net investment income)	(49,701)	546,442
Accumulated net realized loss on investments, futures contracts, options written, swap agreements and foreign currency transactions	(5,553,884)	(2,098,575)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	(7,914,060)	53,315

NET ASSETS	$621,536,056	$69,412,920

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$238,740,873	$3,331,143

Shares of beneficial interest	23,987,156	336,963

Net asset value and redemption price per share	$9.95	$9.89

Offering price per share (100/95.50 of net asset value) (Note 1)	$10.42	$10.36

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$95,285,919	$134,158

Shares of beneficial interest	9,603,285	13,647

Net asset value and offering price per share	$9.92	$9.83

Class Y shares:
Net assets	$287,509,264	$65,947,619

Shares of beneficial interest	28,900,397	6,665,843

Net asset value, offering and redemption price per share	$9.95	$9.89

See accompanying notes to financial statements.

|  74

Consolidated* Statements of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
INVESTMENT INCOME
Interest	$438,479	$1,265,382	$412,509

Expenses
Management fees (Note 6)	1,905,012	4,620,356	1,857,953
Service and distribution fees (Note 6)	217,407	699,740	302,048
Administrative fees (Note 6)	104,823	218,313	119,531
Trustees’ and directors’ fees and expenses (Note 6)	16,564	20,028	16,256
Transfer agent fees and expenses (Note 6)	171,748	300,783	152,704
Audit and tax services fees	33,266	32,705	30,361
Custodian fees and expenses	35,648	20,990	20,698
Interest expense (Note 9)	38,947	40,065	17,578
Legal fees	2,385	5,524	1,867
Registration fees	51,547	102,373	69,976
Shareholder reporting expenses	29,681	65,053	24,002
Miscellaneous expenses	6,184	11,519	5,296

Total expenses	2,613,212	6,137,449	2,618,270
Fee/expense recovery (Note 6)	—	26,252	—
Less waiver and/or expense reimbursement (Note 6)	(147,043)	—	(143,419)

Net expenses	2,466,169	6,163,701	2,474,851

Net investment loss	(2,027,690)	(4,898,319)	(2,062,342)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,072	12,848	6,856
Futures contracts	(6,120,846)	13,185,768	(7,715,154)
Foreign currency transactions	4,230,382	15,369,817	9,588,694
Net change in unrealized appreciation (depreciation) on:
Investments	(4,882)	4,905	4,434
Futures contracts	(3,000,894)	6,390,316	272,100
Foreign currency translations	(1,282,945)	(2,583,930)	(3,422,393)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(6,176,113)	32,379,724	(1,265,463)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,203,803)	$27,481,405	$(3,327,805)

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

75  |

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
INVESTMENT INCOME
Interest	$7,681,092	$627,690
Dividends	215,297	139,642
Less net foreign taxes withheld	(30,780)	(3,305)

	7,865,609	764,027

Expenses
Management fees (Note 6)	1,243,686	171,893
Service and distribution fees (Note 6)	438,504	3,636
Administrative fees (Note 6)	49,589	83,104
Trustees’ fees and expenses (Note 6)	13,911	14,351
Transfer agent fees and expenses (Note 6)	160,737	5,017
Audit and tax services fees	21,246	32,718
Custodian fees and expenses	67,626	84,911
Legal fees	1,735	727
Registration fees	162,271	44,991
Shareholder reporting expenses	26,479	9,776
Miscellaneous expenses	7,786	6,010

Total expenses	2,193,570	457,134
Fee/expense recovery (Note 6)	1,565	—
Less waiver and/or expense reimbursement (Note 6)	—	(201,388)

Net expenses	2,195,135	255,746

Net investment income	5,670,474	508,281

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(660,726)	(815,721)
Futures contracts	(3,150,606)	(950,384)
Options written	—	192,445
Swap agreements	(832,139)	(161,291)
Foreign currency transactions	(913,770)	(313,313)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,177,951)	198,534
Futures contracts	(484,217)	(299,522)
Options written	—	(70,131)
Swap agreements	89,414	68,610
Foreign currency translations	(464,265)	(63,061)

Net realized and unrealized loss on investments, futures contracts, options written, swap agreements and foreign currency transactions	(13,594,260)	(2,213,834)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,923,786)	$(1,705,553)

See accompanying notes to financial statements.

|  76

Consolidated* Statements of Changes in Net Assets

	ASG Diversifying Strategies Fund		ASG Global Alternatives Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(2,027,690)	$(1,154,824)	$(4,898,319)	$(4,956,445)
Net realized gain (loss) on investments, futures contracts, options written, swap agreements and foreign currency transactions	(1,887,392)	(1,557,542)	28,568,433	28,594,085
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	(4,288,721)	1,521,452	3,811,291	9,310,778

Net increase (decrease) in net assets resulting from operations	(8,203,803)	(1,190,914)	27,481,405	32,948,418

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(15,101)	(835,421)	—	(1,247)
Class C	(4,580)	(260,881)	—	(405)
Class Y	(38,247)	(2,409,388)	—	(1,590)
Net realized capital gains
Class A	—	(2,259,801)	(1,381,664)	(8,146,057)
Class C	—	(764,976)	(473,432)	(2,692,430)
Class Y	—	(6,309,043)	(2,791,215)	(13,799,395)

Total distributions	(57,928)	(12,839,510)	(4,646,311)	(24,641,124)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	61,408,957	246,650,678	435,697,469	388,954,360

Net increase in net assets	53,147,226	232,620,254	458,532,563	397,261,654
NET ASSETS
Beginning of the period	255,187,082	22,566,828	614,380,166	217,118,512

End of the period	$308,334,308	$255,187,082	$1,072,912,729	$614,380,166

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(2,045,094)	$40,524	$(4,923,843)	$(25,524)

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on July 30, 2010 through December 31, 2010.
(b)	From commencement of operations on December 15, 2010 through December 31, 2010.
(c)	From commencement of operations on September 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

77  |

ASG Managed Futures Strategy Fund		Loomis Sayles Absolute Strategies Fund		Loomis Sayles Multi-Asset Real Return Fund
Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 (a)	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 (b)	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 (c)

$(2,062,342)	$(209,592)	$5,670,474	$891	$508,281	$148,815

1,880,396	3,577,234	(5,557,241)	33,232	(2,048,264)	181,393

(3,145,859)	412,465	(8,037,019)	122,959	(165,570)	218,885

(3,327,805)	3,780,107	(7,923,786)	157,082	(1,705,553)	549,093

—	(197,385)	(2,216,153)	(172)	—	(8,526)
—	(70,810)	(676,275)	(16)	—	(94)
—	(1,531,141)	(2,847,557)	(3,127)	—	(219,897)

—	(230,244)	(3,236)	—	(7,538)	—
—	(85,058)	(1,305)	—	(358)	—
—	(1,758,520)	(3,755)	—	(108,932)	—

—	(3,873,158)	(5,748,281)	(3,315)	(116,828)	(228,517)

330,466,404	58,763,359	605,421,949	29,632,407	42,555,681	28,359,044

327,138,599	58,670,308	591,749,882	29,786,174	40,733,300	28,679,620

58,670,308	—	29,786,174	—	28,679,620	—

$385,808,907	$58,670,308	$621,536,056	$29,786,174	$69,412,920	$28,679,620

$(2,071,819)	$(9,477)	$(49,701)	$19,810	$546,442	$38,161

See accompanying notes to financial statements.

|  78

Financial Highlights

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
ASG DIVERSIFYING STRATEGIES FUND
Class A
6/30/2011(h)	$10.45	$(0.07)	$(0.22)	$(0.29)	$(0.00)	$—	$(0.00)
12/31/2010	10.19	(0.16)	1.02 (i)	0.86	(0.15)	(0.45)	(0.60)
12/31/2009(j)	10.00	(0.07)	0.80	0.73	(0.10)	(0.44)	(0.54)
Class C
6/30/2011(h)	10.34	(0.11)	(0.21)	(0.32)	(0.00)	—	(0.00)
12/31/2010	10.16	(0.24)	1.01 (i)	0.77	(0.14)	(0.45)	(0.59)
12/31/2009(j)	10.00	(0.10)	0.79	0.69	(0.09)	(0.44)	(0.53)
Class Y
6/30/2011(h)	10.46	(0.06)	(0.22)	(0.28)	(0.00)	—	(0.00)
12/31/2010	10.19	(0.13)	1.01 (i)	0.88	(0.16)	(0.45)	(0.61)
12/31/2009(j)	10.00	(0.05)	0.78	0.73	(0.10)	(0.44)	(0.54)
ASG GLOBAL ALTERNATIVES FUND
Class A
6/30/2011(h)	$10.67	$(0.07)	$0.44	$0.37	$—	$(0.06)	$(0.06)
12/31/2010	10.39	(0.14)	0.86	0.72	(0.00)	(0.44)	(0.44)
12/31/2009	9.69	(0.14)	1.01	0.87	(0.12)	(0.05)	(0.17)
12/31/2008(l)	10.00	0.03	(0.30)	(0.27)	(0.04)	—	(0.04)
Class C
6/30/2011(h)	10.53	(0.11)	0.43	0.32	—	(0.06)	(0.06)
12/31/2010	10.33	(0.21)	0.85	0.64	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.22)	1.01	0.79	(0.11)	(0.05)	(0.16)
12/31/2008(l)	10.00	0.02	(0.31)	(0.29)	(0.01)	—	(0.01)
Class Y*
6/30/2011(h)	10.72	(0.06)	0.45	0.39	—	(0.06)	(0.06)
12/31/2010	10.41	(0.11)	0.86	0.75	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.09)	0.98	0.89	(0.13)	(0.05)	(0.18)
12/31/2008(l)	10.00	0.04	(0.30)	(0.26)	(0.04)	—	(0.04)

*	Prior to December 1, 2008, the Fund offered Institutional Class shares. On December 1, 2008, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

79  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (e)(f)		Gross expenses, excluding interest expense (%) (f)		Net expenses including interest expense (%) (e)(f)		Gross expenses including interest expense (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%) (g)

$10.16	(2.76)	$86,290	1.70		1.80		1.72		1.83		(1.44)	—
10.45	8.46	61,411	1.70		2.02		1.74		2.05		(1.45)	—
10.19	7.26	2,887	1.70		4.87		1.71		4.88		(1.48)	—

10.02	(3.08)	23,628	2.45		2.55		2.48		2.57		(2.19)	—
10.34	7.58	20,742	2.45		2.68		2.49		2.72		(2.20)	—
10.16	6.90	131	2.45		5.75		2.47		5.76		(2.23)	—

10.18	(2.66)	198,416	1.45		1.54		1.48		1.57		(1.19)	—
10.46	8.63	173,034	1.45		1.91		1.49		1.94		(1.21)	—
10.19	7.29	19,549	1.45		5.09		1.47		5.11		(1.22)	—

$10.98	3.49	$282,392	1.60	(k)	1.60	(k)	1.61	(k)	1.61	(k)	(1.29)	—
10.67	6.94	204,313	1.60		1.66		1.61		1.67		(1.28)	—
10.39	8.95	82,160	1.60		1.92		1.61		1.92		(1.33)	—
9.69	(2.73)	6	1.60		61.52		1.62		61.54		1.36	—

10.79	3.06	93,766	2.35	(k)	2.35	(k)	2.36	(k)	2.36	(k)	(2.05)	—
10.53	6.21	66,832	2.35		2.42		2.36		2.42		(2.03)	—
10.33	8.09	22,367	2.35		2.64		2.36		2.65		(2.08)	—
9.70	(2.88)	1	2.35		62.35		2.39		62.38		0.62	—

11.05	3.66	696,755	1.35	(k)	1.35	(k)	1.36	(k)	1.36	(k)	(1.05)	—
10.72	7.22	343,236	1.35		1.41		1.36		1.42		(1.03)	—
10.41	9.10	112,591	1.35		1.98		1.36		2.00		(0.90)	—
9.70	(2.60)	24,523	1.35		4.43		1.39		4.46		1.59	—

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(h)	For the six months ended June 30, 2011 (Unaudited).
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	For the period August 3, 2009 (inception) through December 31, 2009.
(k)	Includes fee/expense recovery of 0.01%, 0.01% and less than 0.01% for Class A, Class C and Class Y, respectively.
(l)	For the period September 30, 2008 (inception) through December 31, 2008.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
ASG MANAGED FUTURES STRATEGY FUND
Class A
6/30/2011(g)	$10.61	$(0.08)	$0.10	(h)	$0.02	$—	$—	$—
12/31/2010(i)	10.00	(0.07)	1.41		1.34	(0.33)	(0.40)	(0.73)
Class C
6/30/2011(g)	10.58	(0.12)	0.09	(h)	(0.03)	—	—	—
12/31/2010(i)	10.00	(0.10)	1.40		1.30	(0.32)	(0.40)	(0.72)
Class Y
6/30/2011(g)	10.60	(0.06)	0.10	(h)	0.04	—	—	—
12/31/2010(i)	10.00	(0.06)	1.40		1.34	(0.34)	(0.40)	(0.74)

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	For the period July 30, 2010 (inception) through December 31, 2010.

See accompanying notes to financial statements.

81  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (d)(e)	Gross expenses, excluding interest expense (%) (e)	Net expenses including interest expense (%) (d)(e)	Gross expenses including interest expense (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate(%) (f)

$10.63	0.19	$277,058	1.70	1.79	1.71	1.81	(1.43)	—
10.61	13.44	6,511	1.70	2.75	1.73	2.78	(1.43)	—

10.55	(0.19)	8,738	2.45	2.55	2.46	2.57	(2.19)	—
10.58	13.04	2,357	2.45	3.29	2.47	3.31	(2.17)	—

10.64	0.38	100,013	1.45	1.56	1.46	1.57	(1.18)	—
10.60	13.39	49,803	1.45	2.65	1.48	2.68	(1.20)	—

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations (b)	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)
LOOMIS SAYLES ABSOLUTE STRATEGIES FUND
Class A
6/30/2011(g)	$10.06	$0.16	$(0.16)	$(0.00)	$(0.11)	$(0.00)	$(0.11)
12/31/2010(i)	10.00	0.00	0.06	0.06	(0.00)	—	(0.00)
Class C
6/30/2011(g)	10.05	0.12	(0.17)	(0.05)	(0.08)	(0.00)	(0.08)
12/31/2010(i)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)
Class Y
6/30/2011(g)	10.05	0.17	(0.15)	0.02	(0.12)	(0.00)	(0.12)
12/31/2010(i)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)
LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND
Class A
6/30/2011(g)	$10.13	$0.10	$(0.31)	$(0.21)	$—	$(0.03)	$(0.03)
12/31/2010(j)	10.00	0.07	0.14	0.21	(0.08)	—	(0.08)
Class C
6/30/2011(g)	10.11	0.06	(0.31)	(0.25)	—	(0.03)	(0.03)
12/31/2010(j)	10.00	0.05	0.14	0.19	(0.08)	—	(0.08)
Class Y
6/30/2011(g)	10.13	0.11	(0.32)	(0.21)	—	(0.03)	(0.03)
12/31/2010(j)	10.00	0.06	0.15	0.21	(0.08)	—	(0.08)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	For the period December 15, 2010 (inception) through December 31, 2010.
(j)	For the period September 30, 2010 (inception) through December 31, 2010.

See accompanying notes to financial statements.

83  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$9.95	0.16	$238,741	1.24	(h)	1.24	(h)	3.20	65
10.06	0.41	2,465	1.30		6.98		0.86	39

9.92	(0.28)	95,286	1.98	(h)	1.98	(h)	2.48	65
10.05	0.31	563	2.05		8.68		0.24	39

9.95	0.25	287,509	0.99	(h)	0.99	(h)	3.42	65
10.05	0.41	26,758	1.05		5.37		0.06	39

$9.89	(2.12)	$3,331	1.35		2.34		1.92	409
10.13	2.10	1,139	1.35		2.91		2.82	139

9.83	(2.42)	134	2.10		2.86		1.20	409
10.11	1.88	12	2.10		3.90		1.86	139

9.89	(2.02)	65,948	1.10		1.97		2.24	409
10.13	2.12	27,528	1.10		2.98		2.25	139

See accompanying notes to financial statements.

|  84

Notes to Financial Statements

June 30, 2011 (Unaudited)

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Diversifying Strategies Fund (the “Diversifying Strategies Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

Loomis Sayles Absolute Strategies Fund (the “Absolute Strategies Fund”)

Loomis Sayles Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”)

Each Fund is a diversified investment company, except for Absolute Strategies Fund and Multi-Asset Real Return Fund, which are non-diversified investment companies.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Absolute Strategies Fund and Multi-Asset Real Return Fund which are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Each Fund, except Absolute Strategies Fund, invests in commodity-related instruments through investments in wholly-owned subsidiaries organized under the laws of the Cayman Islands. ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd., ASG Managed Futures Strategy Cayman Fund Ltd. and Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd. are wholly-owned subsidiaries (individually, a “Subsidiary”

85  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

and collectively, the “Subsidiaries”) of Diversifying Strategies Fund, Global Alternatives Fund, Managed Futures Strategy Fund and Multi-Asset Real Return Fund, respectively. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of June 30, 2011, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Commencement Date of Subsidiary	Investment in Subsidiary	Percentage of Net Assets
Diversifying Strategies Fund	August 3, 2009	$26,529,569	8.6%
Global Alternatives Fund	January 29, 2009	31,567,253	2.9%
Managed Futures Strategy Fund	July 30, 2010	16,727,644	4.3%
Multi-Asset Real Return Fund	October 1, 2010	10,119,872	14.6%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its consolidated financial statements. The Funds’ consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  Each Fund’s financial statements, except Absolute Strategies Fund, have been consolidated and include all accounts of the Funds and the respective Subsidiaries. Accordingly, all inter-fund transactions and balances (including investments in Subsidiaries) have been eliminated.

b.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds or notes, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and equity securities for which market quotations are not readily available are generally valued on the basis of

|  86

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Swap agreements are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Other exchange- traded options are valued at the average of the closing bid and ask quotations. Options on futures contracts are valued using the current settlement price. Over-the-counter options contracts are valued based on quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased

87  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Consolidated Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements

|  88

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund or a Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are limited.

g.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying

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instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

h.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also make or receive upfront payments. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked to market daily. Fluctuations in the value of credit default swaps are recorded in the Consolidated Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance

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with the terms of the agreement and are recorded in the Consolidated Statements of Operations as realized gain or loss when received or paid. Upfront fees paid or received by the Funds are recorded on the Consolidated Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. Due from brokers’ balances in the Consolidated Statements of Assets and Liabilities for Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Fund represent cash, foreign currency and any initial and/or variation margin applicable to open futures contracts and/or cash pledged as collateral for forward foreign currency contracts. Due from brokers’ balances in the Consolidated Statements of Assets and Liabilities for Absolute Strategies Fund and Multi-Asset Real Return Fund represent cash pledged as collateral for forward foreign currency contracts, option contracts and swap agreements. Due to brokers’ balances in the Consolidated Statements of Assets and Liabilities for Absolute Strategies Fund and Multi-Asset Real Return Fund represent cash received as collateral for swap agreements and securities received as collateral for forward foreign currency contracts and option contracts, respectively. In certain circumstances the Funds’ or the Subsidiaries’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to

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review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, each Fund will include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by a Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net realized gains on commodity futures, start up expenses, dividend redesignations, ordinary loss netting to reduce short-term capital gains, return of capital distributions, Subsidiary dividends, foreign currency transactions and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, contingent payment debt instruments, futures, options and forward contracts mark to market and Subsidiary basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Diversifying Strategies Fund	$9,242,065	$3,597,445	$12,839,510
Global Alternatives Fund	13,304,573	11,336,551	24,641,124
Managed Futures Strategy Fund	3,020,960	852,198	3,873,158
Absolute Strategies Fund	3,315	—	3,315
Multi-Asset Real Return Fund	228,517	—	228,517

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Differences between these amounts and those reported in the Consolidated Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2010, the post-October losses were as follows:

	Diversifying Strategies Fund	Global Alternatives Fund	Managed Futures Strategy Fund	Absolute Strategies Fund	Multi-Asset Real Return Fund
Deferred net capital losses (post-October 2010)	$(14,494,432)	$—	$(974,676)	$—	$—

Deferred net currency losses (post-October 2010)	$—	$—	$(5,139)	$—	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

l.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

m.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

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•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011, at value:

Diversifying Strategies Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities(a)	$—	$265,995,591	$—	$265,995,591
Forward Foreign Currency Contracts (unrealized appreciation)	—	805,894	—	805,894
Futures Contracts (unrealized appreciation)	2,262,186	—	—	2,262,186

Total	$2,262,186	$266,801,485	$—	$269,063,671

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,421,980)	$—	$(2,421,980)
Futures Contracts (unrealized depreciation)	(3,467,507)	—	—	(3,467,507)

Total	$(3,467,507)	$(2,421,980)	$—	$(5,889,487)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

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Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Investments in Securities(a)	$—	$977,152,028	$—	$977,152,028
Forward Foreign Currency Contracts (unrealized appreciation)	—	716,377	—	716,377
Futures Contracts (unrealized appreciation)	15,780,118	—	—	15,780,118

Total	$15,780,118	$977,868,405	$—	$993,648,523

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(975,296)	$—	$(975,296)
Futures Contracts (unrealized depreciation)	(2,547,372)	—	—	(2,547,372)

Total	$(2,547,372)	$(975,296)	$—	$(3,522,668)

(a) Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Investments in Securities(a)	$—	$331,893,235	$—	$331,893,235
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,385,710	—	2,385,710
Futures Contracts (unrealized appreciation)	5,730,329	—	—	5,730,329

Total	$5,730,329	$334,278,945	$—	$340,009,274

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(6,098,093)	$—	$(6,098,093)
Futures Contracts (unrealized depreciation)	(4,746,195)	—	—	(4,746,195)

Total	$(4,746,195)	$(6,098,093)	$—	$(10,844,288)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

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Absolute Strategies Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$—	$29,399,844	$1,204,102	$30,603,946
Treasuries	—	11,069,740	10,793,450	21,863,190
All Other Non-Convertible Bonds(a)	—	335,864,528	—	335,864,528

Total Non-Convertible Bonds	—	376,334,112	11,997,552	388,331,664

Convertible Bonds(a)	—	22,642,406	—	22,642,406
Municipals	—	922,633	—	922,633

Total Bonds and Notes	—	399,899,151	11,997,552	411,896,703

Senior Loans(a)	—	58,364,546	—	58,364,546
Preferred Stocks(a)	17,807,590	258,449	—	18,066,039
Purchased Options(a)	—	—	91,586	91,586
Short-Term Investments	—	156,280,854	—	156,280,854

Total	17,807,590	614,803,000	12,089,138	644,699,728

Forward Foreign Currency Contracts (unrealized appreciation)	—	117,284	—	117,284
Credit Default Swap Agreements (unrealized appreciation)	—	73,098	—	73,098
Futures Contracts (unrealized appreciation)	513,796	—	—	513,796

Total	$18,321,386	$614,993,382	$12,089,138	$645,403,906

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Credit Default Swap Agreements (unrealized depreciation)	$—	$(38,212)	$—	$(38,212)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(634,748)	—	(634,748)
Futures Contracts (unrealized depreciation)	(1,001,363)	—	—	(1,001,363)

Total	$(1,001,363)	$(672,960)	$—	$(1,674,323)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Multi-Asset Real Return Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$28,147,325	$—	$28,147,325
Senior Loans(a)	—	713,824	—	713,824
Common Stocks(a)	8,810,999	—	—	8,810,999
Preferred Stocks(a)	1,028,400	—	—	1,028,400
Exchange Traded Funds	6,070,410	—	—	6,070,410
Purchased Options(a)	603,005	—	68,814	671,819
Short-Term Investments	—	27,308,472	—	27,308,472

Total Investments	16,512,814	56,169,621	68,814	72,751,249

Credit Default Swap Agreements (unrealized appreciation)	—	45,628	—	45,628
Forward Foreign Currency Contracts (unrealized appreciation)	—	121,148	—	121,148
Futures Contracts (unrealized appreciation)	333,418	—	—	333,418

Total	$16,846,232	$56,336,397	$68,814	$73,251,443

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(127,570)	$—	$—	$(127,570)
Credit Default Swap Agreements (unrealized depreciation)	—	(10,828)	—	(10,828)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(222,230)	—	(222,230)
Futures Contracts (unrealized depreciation)	(512,931)	—	—	(512,931)

Total	$(640,501)	$(233,058)	$—	$(873,559)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

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The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of June 30, 2011:

Absolute Strategies Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bond and Notes
Non-Convertible Bonds Collateralized Mortgage Obligations	$—	$—	$(13,427)	$(53,702)	$1,343,682
Treasuries	—	—	—	4,624	10,788,826

Total Bond and Notes	—	—	(13,427)	(49,078)	12,132,508

Purchased Options	—	—	—	(146,582)	238,168

Total	$—	$—	$(13,427)	$(195,660)	$12,370,676

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2011
Bond and Notes
Non-Convertible Bonds Collateralized Mortgage Obligations	$(72,451)	—	$—	$1,204,102	$(53,702)
Treasuries	—	—	—	10,793,450	4,624

Total Bond and Notes	$(72,451)	—	—	11,997,552	(49,078)

Purchased Options	—	—	—	91,586	(146,582)

Total	$(72,451)	—	—	$12,089,138	$(195,660)

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Multi-Asset Real Return Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Purchased Options	$9,180	$—	$(32,819)	$(46,506)	$142,803

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2011
Purchased Options	$(3,844)	$—	$—	$68,814	$(46,506)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements (including credit default swaps).

Diversifying Strategies Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategies while also adding value through volatility management and correlation management. During the six months ended June 30, 2011, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates to capture the exposures suggested by the quantitative investment models. The Fund also used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk

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and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the six months ended June 30, 2011, the Fund used long contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, and short-term interest rates, and long and short contracts on commodities (through investments in the Subsidiary) and foreign currencies.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a proprietary quantitative model to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of trends in a particular asset class. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed income securities indices, currencies and commodities. During the six months ended June 30, 2011, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

Absolute Strategies Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures contracts, option contracts and swap agreements. During the six months ended June 30, 2011, the Fund used forward foreign currency, futures, option contracts and swap agreements to gain investment exposures in accordance with its objective.

Multi-Asset Real Return Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, currencies, and commodity linked instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments, including forward foreign currency contracts, futures contracts, option contracts and swap agreements. During the six months ended June 30, 2011, the Fund used forward foreign currency, futures, options contracts and swap agreements to gain investment exposures in accordance with its objective.

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The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the six months ended June 30, 2011, Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. Absolute Strategies Fund and Multi-Asset Real Return Fund may use credit default swaps, as a protection buyer, to hedge their credit exposure to issuers of bonds they hold without having to sell the bonds. During the six months ended June 30, 2011, Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in credit default swap transactions as a protection buyer to hedge their credit exposure.

Certain Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. Absolute Strategies Fund and Multi-Asset Real Return Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Funds may also write put options to offset the cost of options used for hedging purposes. During the six months ended June 30, 2011, Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in option transactions for hedging purposes.

Certain Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. Absolute Strategies Fund and Multi-Asset Real Return Fund may use futures contracts to hedge against changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the six months ended June 30, 2011, Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in futures contracts for hedging purposes and to manage duration.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options and swap agreements. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of June 30, 2011, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

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Fund	Counterparty	Derivatives	Collateral Pledged
Diversifying Strategies Fund	UBS AG	$(1,616,086)	$4,330,000
Global Alternatives Fund	UBS AG	(258,919)	10,000,000
Managed Futures Strategy Fund	UBS AG	(3,712,383)	13,000,000
Absolute Strategies Fund	Credit Suisse	(321,680)	78,719
	Bank of America	(1,979,388)	1,574,000
	Morgan Stanley	(1,267,282)	1,281,378
Multi-Asset Real Return Fund	Credit Suisse	(52,638)	—
	Deutsche Bank	(27,027)	—
	Bank of America	(13,732)	30,000

Forward foreign currency contracts, over-the-counter options and swap agreements are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of June 30, 2011:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Diversifying Strategies Fund	$805,894	$—
Global Alternatives Fund	716,377	—
Managed Futures Strategy Fund	2,385,710	—
Absolute Strategies Fund	1,390,830	193,802
Multi-Asset Real Return Fund	786,239	483,947

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

|  102

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The following is a summary of derivative instruments for Diversifying Strategies Fund as of June 30, 2011:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$805,894	$—	$—	$—
Unrealized appreciation on futures contracts	—	394,152	1,087,819	780,215
Liabilities
Unrealized depreciation on forward foreign currency contracts	(2,421,980)	—	—	—
Unrealized depreciation on futures contracts	—	(1,152,444)	(771,089)	(1,543,974)

Transactions in derivative instruments for Diversifying Strategies Fund during the six months ended June 30, 2011 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$4,267,876	$—	$—	$—
Futures contracts	—	(12,850,818)	3,220,282	3,509,690
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(1,275,750)	—	—	—
Futures contracts	—	(128,735)	348,085	(3,220,244)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

103  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The following is a summary of derivative instruments for Global Alternatives Fund as of June 30, 2011:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$716,377	$—	$—	$—
Unrealized appreciation on futures contracts	—	13,339,886	267,171	2,173,061
Liabilities
Unrealized depreciation on forward foreign currency contracts	(975,296)	—	—	—
Unrealized depreciation on futures contracts	—	—	(117,473)	(2,429,899)

Transactions in derivative instruments for Global Alternatives Fund during the six months ended June 30, 2011 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$15,421,069	$—	$—	$—
Futures contracts	—	(2,579,942)	5,572,362	10,193,348
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(2,583,192)	—	—	—
Futures contracts	—	11,202,610	737,446	(5,549,740)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  104

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of June 30, 2011:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$2,385,710	$—	$—	$—
Unrealized appreciation on futures contracts	—	1,487,225	2,274,095	1,969,009
Liabilities
Unrealized depreciation on forward foreign currency contracts	(6,098,093)	—	—	—
Unrealized depreciation on futures contracts	—	(782,017)	(1,279,152)	(2,685,026)

Transactions in derivative instruments for Managed Futures Strategy Fund during the six months ended June 30, 2011 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$9,643,668	$—	$—	$—
Futures contracts	—	(9,321,944)	4,579,464	(2,972,674)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(3,407,397)	—	—	—
Futures contracts	—	605,569	896,145	(1,229,614)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

105  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The following is a summary of derivative instruments for Absolute Strategies Fund as of June 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Interest Rate Contracts
Assets
Investments at value*	$91,586	$—	$—	$—
Unrealized appreciation on forward foreign currency contracts	117,284	—	—	—
Unrealized appreciation on futures contracts**	—	—	—	513,796
Unrealized appreciation on swap agreements	—	—	73,098	—
Liabilities
Unrealized depreciation on forward foreign currency contracts	(634,748)	—	—	—
Unrealized depreciation on futures contracts**	—	(632,297)	—	(369,066)
Unrealized depreciation on swap agreements	—	—	(38,212)	—

*	Represents purchased options, at value.
**	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Absolute Strategies Fund during the six months ended June 30, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Investments*	$(52,474)	$(204,969)	$—	$(9,785)	$—
Foreign currency transactions**	(949,956)	—	—	—	—
Futures contracts	—	611,082	—	(3,761,688)	—
Swap agreements	—	—	(832,139)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(146,582)	—	—	—	—
Foreign currency translations**	(497,503)	—	—	—	—
Futures contracts	—	(635,594)	—	151,377	—
Swap agreements	—	—	89,414	—	—

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
**	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  106

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The following is a summary of derivative instruments for Multi-Asset Real Return Fund as of June 30, 2011:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Investments at value*	$68,814	$578,665	$—	$—	$24,340
Unrealized appreciation on forward foreign currency contracts	121,148	—	—	—	—
Unrealized appreciation on futures contracts**	—	45,845	—	84,409	203,164
Unrealized appreciation on swap agreements	—	—	45,628	—	—
Liabilities
Options written, at value	—	(123,200)	—	—	(4,370)
Unrealized depreciation on forward foreign currency contracts	(222,230)	—	—	—	—
Unrealized depreciation on futures contracts**	—	(266,263)	—	—	(246,668)
Unrealized depreciation on swap agreements	—	—	(10,828)	—	—

*	Represents purchased options, at value.
**	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Consolidated Statements of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

107  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Transactions in derivative instruments for Multi-Asset Real Return Fund during the six months ended June 30, 2011 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Investments*	$(89,125)	$(194,719)	$—	$—	$—
Foreign currency transactions**	(328,839)	—	—	—	—
Futures contracts	—	(97,149)	—	(689,422)	(163,813)
Options written	—	176,377	—	—	16,068
Swap agreements	—	—	(161,291)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(46,506)	169,092	—	—	(61,710)
Foreign currency translations**	(62,900)	—	—	—	—
Futures contracts	—	(220,578)	—	45,300	(124,244)
Options written	—	(88,841)	—	—	18,710
Swap agreements	—	—	68,610	—	—

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
**	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Consolidated Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards, futures and swaps activity, as a percentage of net assets, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2011:

Diversifying Strategies Fund	Forwards	Futures
Average Notional Amount Outstanding	180.28%	381.63%
Highest Notional Amount Outstanding	303.17%	584.17%
Lowest Notional Amount Outstanding	94.20%	302.08%
Notional Amount Outstanding as of June 30, 2011	94.20%	584.17%

|  108

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Global Alternatives Fund	Forwards	Futures
Average Notional Amount Outstanding	33.61%	161.94%
Highest Notional Amount Outstanding	51.67%	194.45%
Lowest Notional Amount Outstanding	21.91%	148.81%
Notional Amount Outstanding as of June 30, 2011	27.46%	151.74%

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	200.94%	613.33%
Highest Notional Amount Outstanding	246.44%	992.90%
Lowest Notional Amount Outstanding	135.71%	387.94%
Notional Amount Outstanding as of June 30, 2011	195.76%	992.90%

Absolute Strategies Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	23.68%	137.86%	2.78%
Highest Notional Amount Outstanding	36.96%	182.13%	8.36%
Lowest Notional Amount Outstanding	9.24%	19.43%	0.46%
Notional Amount Outstanding as of June 30, 2011	19.93%	142.54%	4.02%

Multi-Asset Real Return Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	97.49%	69.93%	12.74%
Highest Notional Amount Outstanding	155.91%	99.71%	27.64%
Lowest Notional Amount Outstanding	60.67%	40.18%	0.00%
Notional Amount Outstanding as of June 30, 2011	84.47%	64.38%	16.21%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Consolidated Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the financial statements, and therefore are not included in the Funds’ net assets. Derivative positions for Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund are scaled to achieve a target level of volatility for the overall portfolio.

Volume of options activity, as a percentage of net assets, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2011:

Absolute Strategies Fund*	Call Options Purchased	Put Options Purchased
Average Market Value of Underlying Instruments	2.12%	1.13%
Highest Market Value of Underlying Instruments	5.68%	3.23%
Lowest Market Value of Underlying Instruments	0.44%	0.00%
Market Value of Underlying Instruments as of June 30, 2011	1.49%	0.00%

109  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Multi-Asset Real Return Fund*	Call Options Purchased	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Instruments	11.41%	9.66%	2.07%	4.34%
Highest Market Value of Underlying Instruments	23.91%	12.69%	6.20%	9.60%
Lowest Market Value of Underlying Instruments	3.38%	1.38%	0.00%	0.00%
Market Value of Underlying Instruments as of June 30, 2011	23.91%	7.98%	6.20%	6.84%

*	Market value of underlying instruments is determined for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

The following is a summary of Multi-Asset Real Return Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 12/31/2010	400	$150,100
Options written	1,683	269,884
Options terminated in closing purchase transactions	(1,305)	(258,527)
Options exercised	—	—
Options expired	(8)	(12,518)

Outstanding at 6/30/2011	770	$148,939

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2011, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Sales/Maturities
Diversifying Strategies Fund	$2,445,193,376	$2,393,754,357
Global Alternatives Fund	6,117,529,670	5,708,829,087
Managed Futures Strategy Fund	4,183,305,965	3,904,402,031

For the six months ended June 30, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Absolute Strategies Fund	$—	$—	$659,755,742	$178,002,004
Multi-Asset Real Return Fund	8,081,856	8,142,727	137,688,057	110,799,204

|  110

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US’’) serves as investment adviser to Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Loomis Sayles is the investment adviser to Absolute Strategies Fund and Multi-Asset Real Return Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets, less the net asset value of each Subsidiary, where applicable:

Fund	Percentage of Average Daily Net Assets
Diversifying Strategies Fund	1.25%
Global Alternatives Fund	1.15%
Managed Futures Strategy Fund	1.25%
Absolute Strategies Fund	0.70%
Multi-Asset Real Return Fund	0.75%

AlphaSimplex also serves as investment adviser to ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.25%, 1.15% and 1.25%, respectively, of its average daily net assets.

Loomis Sayles also serves as investment adviser to the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., which pays Loomis Sayles a management fee at the annual rate of 0.75% of its average daily net assets.

AlphaSimplex has entered into a subadvisory agreement with Reich & Tang Asset Management, LLC (“Reich & Tang”) on behalf of Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang.

AlphaSimplex and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payables, as reflected on the Consolidated Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

111  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Diversifying Strategies Fund	1.70%	2.45%	1.45%
Global Alternatives Fund	1.60%	2.35%	1.35%
Managed Futures Strategy Fund	1.70%	2.45%	1.45%
Absolute Strategies Fund	1.30%	2.05%	1.05%
Multi-Asset Real Return Fund	1.35%	2.10%	1.10%

AlphaSimplex and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Diversifying Strategies Fund	$1,905,012	$147,043	$1,757,969	1.25%	1.15%
Global Alternatives Fund	4,620,356	—	4,620,356	1.15%	1.15%
Managed Futures Strategy Fund	1,857,953	143,419	1,714,534	1.25%	1.15%
Absolute Strategies Fund	1,243,686	—	1,243,686	0.70%	0.70%
Multi-Asset Real Return Fund	171,893	171,893	—	0.75%	—

[1]Management	fee waivers are subject to possible recovery until December 31, 2012.

For the six months ended June 30, 2011 expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Multi-Asset Real Return Fund	$29,495

[2]Expense	reimbursements are subject to possible recovery until December 31, 2012.

|  112

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class C	Class Y	Total
Global Alternatives Fund	$12,502	$3,847	$9,903	$26,252
Absolute Strategies Fund	612	233	720	1,565

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Diversifying Strategies Fund	$99,550	$29,464	$88,393
Global Alternatives Fund	301,227	99,628	298,885
Managed Futures Strategy Fund	278,082	5,991	17,975
Absolute Strategies Fund	173,618	66,222	198,664
Multi-Asset Real Return Fund	3,251	96	289

113  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. Funds that commenced operations prior to July 1, 2011 are subject to a new fund fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. Managed Futures Strategy Fund, Absolute Strategies Fund and Multi-Asset Real Return Fund were subject to the new fund fee during the period.

Natixis Advisors also provides certain administrative services to each Subsidiary for which each Subsidiary pays Natixis Advisors fees equal to an annual rate of 0.05% of the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to Natixis Advisors by each Subsidiary. In addition, Natixis Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

For the six months ended June 30, 2011, each Fund paid the following administrative fees to Natixis Advisors (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees
Diversifying Strategies Fund	$70,722
Global Alternatives Fund	186,319
Managed Futures Strategy Fund	86,780
Absolute Strategies Fund	49,589
Multi-Asset Real Return Fund	49,692

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds

|  114

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Consolidated Statements of Operations:

Fund	Sub-Transfer Agent Fees
Diversifying Strategies Fund	$121,110
Global Alternatives Fund	242,836
Managed Futures Strategy Fund	81,793
Absolute Strategies Fund	88,727
Multi-Asset Real Return Fund	3,971

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended June 30, 2011 were as follows:

Fund	Commissions
Diversifying Strategies Fund	$56,577
Global Alternatives Fund	161,634
Managed Futures Strategy Fund	104,608
Absolute Strategies Fund	438,900
Multi-Asset Real Return Fund	440

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

115  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Consolidated Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Consolidated Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2011, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Absolute Strategies Fund and Multi-Asset Real Return Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The Funds’ (excluding Absolute Strategies Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

9.  Interest Expense.  Each Fund is charged interest expense on cash and foreign currency overdrafts, if any, for accounts held at the brokers. Interest expense amounts incurred for the six months ended June 30, 2011 are reflected on the Consolidated Statements of Operations.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2011, Natixis US and its affiliates owned shares equating to 18.00% of Multi-Asset Real Return Fund’s net assets. As of June 30, 2011, Loomis Sayles owned shares equating to 18.00% of Multi-Asset Real Return Fund’s net assets.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Diversifying Strategies Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,015,989	$52,051,111	6,868,047	$76,325,925
Issued in connection with the reinvestment of distributions	1,201	12,520	269,796	2,819,124
Redeemed	(2,400,180)	(25,065,386)	(1,542,636)	(16,842,718)

Net change	2,617,010	$26,998,245	5,595,207	$62,302,331

Class C
Issued from the sale of shares	766,737	$7,889,552	1,966,693	$21,804,276
Issued in connection with the reinvestment of distributions	271	2,793	60,248	622,968
Redeemed	(414,046)	(4,231,467)	(34,556)	(372,226)

Net change	352,962	$3,660,878	1,992,385	$22,055,018

Class Y
Issued from the sale of shares	10,318,034	$107,368,993	18,919,749	$210,401,836
Issued in connection with the reinvestment of distributions	2,361	24,676	594,595	6,218,402
Redeemed	(7,376,448)	(76,643,835)	(4,894,148)	(54,326,909)

Net change	2,943,947	$30,749,834	14,620,196	$162,293,329

Increase (decrease) from capital share transactions	5,913,919	$61,408,957	22,207,788	$246,650,678

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	10,610,349	$115,008,426	16,474,144	$173,739,848
Issued in connection with the reinvestment of distributions	113,753	1,233,164	684,600	7,304,687
Redeemed	(4,151,400)	(45,042,626)	(5,921,122)	(62,165,090)

Net change	6,572,702	$71,198,964	11,237,622	$118,879,445

Class C
Issued from the sale of shares	2,976,636	$31,757,362	4,616,546	$48,071,695
Issued in connection with the reinvestment of distributions	23,940	255,455	137,136	1,444,059
Redeemed	(659,838)	(7,037,267)	(570,902)	(5,944,306)

Net change	2,340,738	$24,975,550	4,182,780	$43,571,448

Class Y
Issued from the sale of shares	37,429,213	$408,775,307	30,671,718	$324,891,330
Issued in connection with the reinvestment of distributions	172,489	1,880,156	796,278	8,536,092
Redeemed	(6,537,546)	(71,132,508)	(10,269,317)	(106,923,955)

Net change	31,064,156	$339,522,955	21,198,679	$226,503,467

Increase (decrease) from capital share transactions	39,977,596	$435,697,469	36,619,081	$388,954,360

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	32,571,634	$349,113,773	684,094	$7,510,763
Issued in connection with the reinvestment of distributions	(291)	(3,087)	23,882	253,386
Redeemed	(7,123,835)	(77,324,791)	(94,151)	(1,065,967)

Net change	25,447,508	$271,785,895	613,825	$6,698,182

Class C
Issued from the sale of shares	627,616	$6,848,631	220,422	$2,495,747
Issued in connection with the reinvestment of distributions	(23)	(240)	4,729	50,030
Redeemed	(22,527)	(246,637)	(2,321)	(25,634)

Net change	605,066	$6,601,754	222,830	$2,520,143

Class Y
Issued from the sale of shares	8,139,116	$89,112,812	4,571,067	$48,282,728
Issued in connection with the reinvestment of distributions	—	—	236,842	2,510,528
Redeemed	(3,432,104)	(37,034,057)	(111,252)	(1,248,222)

Net change	4,707,012	$52,078,755	4,696,657	$49,545,034

Increase (decrease) from capital share transactions	30,759,586	$330,466,404	5,533,312	$58,763,359

*	From commencement of operations on July 30, 2010 through December 31, 2010.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
Absolute Strategies Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	26,293,207	$267,463,184	245,018	$2,456,047
Issued in connection with the reinvestment of distributions	196,896	1,967,008	15	151
Redeemed	(2,747,979)	(27,816,446)	(1)	(10)

Net change	23,742,124	$241,613,746	245,032	$2,456,188

Class C
Issued from the sale of shares	9,826,456	$99,692,188	56,025	$561,320
Issued in connection with the reinvestment of distributions	43,633	434,432	1	14
Redeemed	(322,830)	(3,253,849)	—	—

Net change	9,547,259	$96,872,771	56,026	$561,334

Class Y
Issued from the sale of shares	31,058,523	$315,840,464	2,660,897	$26,611,782
Issued in connection with the reinvestment of distributions	188,511	1,881,369	309	3,103
Redeemed	(5,007,843)	(50,786,401)	—	—

Net change	26,239,191	$266,935,432	2,661,206	$26,614,885

Increase (decrease) from capital share transactions	59,528,574	$605,421,949	2,962,264	$29,632,407

* From commencement of operations on December 15, 2010 through December 31, 2010.

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
Multi-Asset Real Return Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	293,548	$2,974,048	144,843	$1,463,375
Issued in connection with the reinvestment of distributions	715	7,249	778	7,886
Redeemed	(69,763)	(699,644)	(33,158)	(335,249)

Net change	224,500	$2,281,653	112,463	$1,136,012

Class C
Issued from the sale of shares	12,897	$131,319	1,211	$12,251
Issued in connection with the reinvestment of distributions	28	281	9	94
Redeemed	(498)	(5,046)	—	—

Net change	12,427	$126,554	1,220	$12,345

Class Y
Issued from the sale of shares	4,193,310	$42,618,771	2,699,768	$27,018,115
Issued in connection with the reinvestment of distributions	10,645	108,046	21,488	217,677
Redeemed	(256,887)	(2,579,343)	(2,481)	(25,105)

Net change	3,947,068	$40,147,474	2,718,775	$27,210,687

Increase (decrease) from capital share transactions	4,183,995	$42,555,681	2,832,458	$28,359,044

*	From commencement of operations on September 30, 2010 through December 31, 2010.

119  |

SEMIANNUAL REPORT

June 30, 2011

CGM Advisor Targeted Equity Fund

Harris Associates Large Cap Value Fund

Natixis Diversified Income Fund

(Formerly Natixis Income Diversified Portfolio)

Natixis U.S. Multi-Cap Equity Fund

(Formerly Natixis U.S. Diversified Portfolio)

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Westpeak ActiveBeta® Equity Fund

Management Discussion and Performance page 1

Portfolio of Investments page 44

Financial Statements page 93

CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Manager:

G. Kenneth Heebner, CFA

Capital Growth Management Limited Partnership

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Fund Inception:

November 27, 1968

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

Market Conditions

The year 2011 began auspiciously, with the U.S. economy growing at a moderate rate. Midway through the period, however, growth sputtered due to stubbornly high unemployment, a stagnant housing market, higher oil prices, the impact of Japan’s devastating earthquake and tsunami, deadly tornados and historic flooding in the United States and a general lack of consumer confidence. At the tail end of the period, economic growth rebounded somewhat, with expectations for the pace of recovery to pick up over coming quarters.

Performance Results

For the six months ended June 30, 2011, Class A shares of CGM Advisor Targeted Equity Fund returned -3.51% at net asset value. The fund lagged its benchmark, the S&P 500 Index, which returned 6.02%, and the average fund in Morningstar’s Large Growth category, which returned 5.65%, for the same period.

Explanation of Fund Performance

The fund’s exposure to cyclical issues dampened performance for the period. Companies whose profitability, and therefore share prices, track the growth of the wider economy struggled as concerns over global growth mounted.

The fund remained fully invested for the first six months of 2011 in anticipation of continued global growth. While the U.S. economy continued to grow, the pace of the expansion slowed somewhat during the first half of the year. In addition, concerns about the impact of the Greek debt crisis on European nations raised further questions about the future of the global economy.

These challenges caused many of the fund’s economically sensitive stocks to decline during the first half of the year, hurting the fund’s performance. Most notable were losses in Ford Motor Company. Sales of their highly profitable pick-up trucks were hurt by high gasoline prices. The fund sustained another sizeable loss for the period from hotel giant Marriott. Marriott’s share price declined because of fears that sluggish global

1  |

growth would hurt the hotel business. Freeport-McMoRan, one of the world’s largest copper producers and a major gold producer, also proved disappointing. Its share price came under pressure because of fears of a global economic slowdown. Tata Motors, India’s leading truck manufacturer, was another significant detractor from fund performance. The firm recently expanded its product line by acquiring Jaguar-Land Rover, a major producer of premium sedans and SUVs, from Ford Motor Company. Unfortunately, earnings growth at Tata Motors suffered because India tightened its monetary policy. A difficult new car introduction, the Nano, in India also hurt Tata’s earnings. We continued to hold Tata and Ford, but sold Marriott and Freeport-McMoRan before period end.

Although many of the cyclical stocks in the fund lost ground during the period, Baidu, CBS Broadcasting and CSX climbed. These stocks also reflected positive earnings growth and prospects and made positive contributions to performance. Baidu, a major Chinese web services company, and the dominant search engine for the Chinese Internet market, benefited from Internet expansion and the development of the search engine business in China. A new addition to the portfolio, Baidu’s stock price increased as Google, its primary competitor, largely withdrew from the Chinese market. Shares of CBS, a major television network with extensive operations in radio and TV broadcasting, rose as a result of strong increases in advertising pricing throughout its operations. CSX, one of the nation’s leading rail services companies, benefited from increased grain and coal exports and the attendant growth in demand for transport. In addition, the firm benefited from significant pricing flexibility due to the industry’s cost advantage relative to trucks in a rising oil price environment.

Outlook

We believe that the global economy will continue to expand and provide a positive backdrop for well-positioned companies. As always, we will follow a focused investment strategy, emphasizing a smaller number of companies we believe offer superior growth potential.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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CGM ADVISOR TARGETED EQUITY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 2011

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	-3.51%	26.26%	4.03%	4.68%
With 5.75% Maximum Sales Charge	-9.07	19.01	2.80	4.06

Class B (Inception 2/28/97)
NAV	-3.90	25.26	3.26	3.90
With CDSC[1]	-8.70	20.26	2.91	3.90

Class C (Inception 9/1/98)
NAV	-3.92	25.26	3.25	3.89
With CDSC[1]	-4.88	24.26	3.25	3.89

Class Y (Inception 6/30/99)
NAV	-3.42	26.57	4.32	5.04

Comparative Performance
S&P 500 Index[2]	6.02	30.69	2.94	2.72
Morningstar Large Growth Fund Avg.[3]	5.65	33.08	4.07	2.24

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	98.8
Short-Term Investments and Other	1.2
Ten Largest Holdings	% of Net Assets as of 6/30/11
CBS Corp., Class B	6.7
CSX Corp.	6.2
Baidu, Inc., Sponsored ADR	5.6
Citigroup, Inc.	5.4
National Oilwell Varco, Inc.	5.4
EMC Corp.	5.0
Ford Motor Co.	5.0
PNC Financial Services Group, Inc.	5.0
Schlumberger Ltd.	5.0
Occidental Petroleum Corp.	5.0

Five Largest Industries	% of Net Assets as of 6/30/11
Diversified Financial Services	14.2
Energy Equipment & Services	10.4
Machinery	8.6
Health Care Providers & Services	8.6
Oil, Gas & Consumable Fuels	8.0

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.16%	1.16%
B	1.91	1.91
C	1.91	1.91
Y	0.91	0.91

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Managers:

Edward S. Loeb, CFA

Michael J. Mangan, CFA

Diane L. Mustain, CFA

Harris Associates L.P.

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Fund Inception:

May 6, 1931

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

Market Conditions

Strong momentum, fueled by solid earnings growth, extended the stock market’s upward trend into the first quarter of 2011. The rally stumbled in March, however, on news of Japan’s earthquake and nuclear disaster. Questions also arose about poor jobs data and the durability of the economic recovery, Europe’s sovereign debt crisis and Washington’s budgetary standoff. As a result, stocks backtracked during the spring months before rebounding in the last week of June.

Performance Results

For the six months ended June 30, 2011, Class A shares of Harris Associates Large Cap Value Fund returned 5.39% at net asset value. The fund modestly trailed its benchmark, the Russell 1000 Value Index, which returned 5.92%, and performed nearly in line with the 5.45% average return of funds in its peer group, Morningstar’s Large Blend category.

Explanation of Fund Performance

Most sectors contributed positively to performance, with the biggest gains relative to the Russell index coming from financials. Although disappointing global economic data and the European debt crisis undercut major banks in the portfolio, including JPMorgan Chase, Wells Fargo and Bank of New York Mellon, the fund benefited from having an underweight in the lackluster financials sector. In addition, positive contributors included credit card issuer Discover Financial, which showed strong improvements in delinquency rates, and Franklin Resources, a mutual fund company that experienced good inflows as financial markets improved.

The fund lost ground from security selection in the consumer discretionary sector and an underweight in the strong performing healthcare sector. In consumer discretionary, rising fuel costs ate into results at Carnival Cruise Lines, which has been profitable throughout the economic slowdown and enjoys an exceptionally strong market position. The soft economy also hurt results at Marriott. By contrast, Comcast continued to exploit opportunities arising from its growing links with NBC en route to acquiring the network. Better advertising

5  |

markets and securing of Olympic broadcast rights came amid good cash flows from the core cable business.

Elsewhere, energy stocks improved even as prices retreated late in the period. Williams Companies, a natural gas distributor, and Range Resources, an exploration and production company, benefited from positive expectations for gas prices. Increased demand for gas is likely as EPA regulations force the closing of coal-burning plants.

In the technology sector, MasterCard was a top performer. The company rebounded as investors digested the impact of financial reforms. There were three significant sales in the tech sector. We exited Hewlett- Packard in January on increasing discomfort with new management and the composition of the board. Competitive challenges weakened Cisco’s earnings outlook, and we sold Cisco despite a relatively short investment period. We also sold Microsoft because of some strategic choices that we viewed as dubious and the company’s failure to deploy its massive cash horde to benefit shareholders.

Among more recent acquisitions, a post-tsunami drop in Toyota Motor created an attractive buying opportunity. Toyota’s rebound is exceeding forecasts. Sales potential in China, India and Latin America is robust, and the company is benefiting from reductions in industry capacity in recent years. We also added used car retailer Carmax. Consumers have responded positively to Carmax’s no-haggle, value pricing policy. Profitability is impressive and market share is expanding.

Outlook

Business fundamentals are in good shape despite the current soft spell in the U.S. economy. In addition, we believe that the key concerns that have clouded the markets will resolve themselves before too long. As uncertainty fades, consumer confidence should rebound and help sustain a moderate growth path for the economy. We believe that the portfolio holds a number of dominant businesses whose current valuations understate their potential future value. But expectations remain low, with very little discussion of positive outcomes. This environment restrains prices and opens up potential opportunities for those with a long-term view.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  6

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 20114

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	5.39%	30.02%	2.75%	1.87%
With 5.75% Maximum Sales Charge	-0.64	22.57	1.54	1.27

Class B (Inception 9/13/93)
NAV	5.00	29.11	1.99	1.11
With CDSC[1]	0.00	24.11	1.62	1.11

Class C (Inception 5/1/95)
NAV	5.02	29.00	1.99	1.11
With CDSC[1]	4.02	28.00	1.99	1.11

Class Y (Inception 11/18/98)
NAV	5.49	30.43	3.12	2.27

Comparative Performance
Russell 1000 Value Index[2]	5.92	28.94	1.15	3.99
Morningstar Large Blend Fund Avg.[3]	5.45	29.68	2.49	2.68

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

7  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	96.0
Short-Term Investments and Other	4.0

Ten Largest Holdings	% of Net Assets as of 6/30/11
Intel Corp.	5.7
Carnival Corp.	4.1
Wells Fargo & Co.	4.1
Williams Cos., Inc. (The)	4.0
Baxter International, Inc.	3.8
JPMorgan Chase & Co.	3.7
Applied Materials, Inc.	3.5
MasterCard, Inc., Class A	3.5
Comcast Corp., Special Class A	3.4
Boeing Co. (The)	3.3

Five Largest Industries	% of Net Assets as of 6/30/11
Semiconductors & Semiconductor Equipment	12.2
Oil, Gas & Consumable Fuels	11.4
Hotels, Restaurants & Leisure	8.8
Diversified Financial Services	6.9
Media	6.6

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.39%	1.30%
B	2.13	2.05
C	2.14	2.05
Y	1.14	1.05

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

3	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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NATIXIS DIVERSIFIED INCOME FUND*

Management Discussion

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Symbols:

Class A	IIDPX
Class C	CIDPX

*	Effective August 1, 2011, Natixis Income Diversified Portfolio changed its name to Natixis Diversified Income Fund.

Market Conditions

Momentum in the U.S. financial markets carried over from 2010 into the first months of 2011 before several major global events introduced uncertainty and volatility. In February and March, turmoil in the Middle East and North Africa and natural disasters and a nuclear plant crisis in Japan made investors fearful. In April and May, investors turned their focus to a potential default in Greece, China’s move toward more restrictive monetary policy, weaker U.S. economic data and Washington’s struggle with a rising budget deficit and debt limits. However, in the last week of the quarter, investors managed to shake off their fears as Greece announced an austerity program that gave some hope of resolving its debt crisis, corporate profits remained strong and Congress and the administration continued working to address the nation’s financial woes. Against this backdrop, income-oriented markets outperformed most segments of the equity markets. Real estate investment trusts (REITs) delivered solid returns as did Treasury bonds and Treasury Inflation Protected Securities (TIPS). High yield bonds lost ground as investors grew wary of risk, but managed to eke out a modest positive return by the end of the period.

Performance Results

For the six months ended June 30, 2011, Class A shares of Natixis Diversified Income Fund returned 7.12% at net asset value. The fund outperformed its primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.72%. The fund’s secondary benchmark returned 6.23% for the period. This benchmark is a blended, unmanaged index composed of 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index and 15% Barclays Capital U.S. TIPS Index. The fund’s Morningstar peer group, the Conservative Allocation category, had an average return of 3.83% for the six-month period.

Explanation of Fund Performance

Natixis Diversified Income Fund allows investors to participate in four income-oriented market segments,

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each featuring a different investment discipline. They are:

•

Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks, based on the Dow Jones Select Dividend Index, and tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors, L.P.

•	AEW Diversified REIT Segment, composed of REITs. The segment is managed by AEW Capital Management, LP (“AEW”), a specialist in this income-producing equity field.

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of TIPS. The segment is managed by Loomis Sayles and Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones Select Dividend Index by holding substantially all of the securities in the index in the same proportions. The index is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Market Index – a broad based index designed to represent the total market for U.S. equity securities.

The Dow Jones Select Dividend Index returned 8.39% for the six-month period ended June 30, 2011. At the beginning of the year, utilities made up 34% of the segment, with 15% in industrials and 14% in consumer staples. At the end of the period, utilities remained the most heavily weighted sector, at 35% of the portfolio, followed by a 15% weight in both industrials and consumer staples. During the period, there was one addition and one deletion to the index. In June, BancorpSouth was deleted because of a reduction in its

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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dividend payment. CMS Energy was added to the index to replace BancorpSouth. These changes were also made in the portfolio.

AEW Diversified REIT Segment

During the six-month period, the U.S. REIT sector posted solid performance, rising more than 10% as measured by the MSCI U.S. REIT Index. Positive performance was fueled largely by continued positive fund flows into the sector and improving prospects for commercial property. Attractive yields also aided sector returns. The segment benefited from solid security selection, particularly among its holdings in the apartment, office, regional mall and storage sectors. However, stock selection in the industrial and hotel sectors detracted from returns. Among the main contributors to the segment’s returns were regional mall REIT Simon Property Group, apartment REIT Equity Residential and office REIT Boston Properties. Host Hotels & Resorts, Starwood Hotels & Resorts Worldwide and First Potomac Realty were the main detractors from the segment’s performance.

REITs have had an impressive performance run against a backdrop of a slowly expanding economy and gradually improving commercial property fundamentals. While we believe that a recovery in REIT business fundamentals will continue and that at least some of that improvement is already reflected in REIT prices, incrementally positive news will likely provide continued support. However, a quick and substantial rise in interest rates looms as a potential risk over the coming months. Higher interest rates would make REIT dividend yields less competitive and would increase borrowing costs. A sustained run of disappointing job growth numbers is another potential risk, because it would indicate that the economy is not growing fast enough to bring vacancy rates down, particularly in the office, industrial and retail property sectors.

Loomis Sayles Inflation Protected Securities Segment

Higher prices for energy and imported goods contributed to mounting inflationary pressures during the six-month period, and TIPS were among the fixed-income market’s top performers. In addition, supply chain disruptions resulting from earthquake-recovery efforts in Japan, combined with renewed sovereign debt concerns in Europe, sparked a flight to quality in May. This benefited U.S. government securities, including TIPS. For the six months ended June 30, 2011, TIPS breakeven rates (the difference in yield between TIPS and traditional Treasuries of the same maturity, and an indication of longer-term inflation expectations) widened, while real yields rallied lower.

In this environment, TIPS contributed favorably to the segment’s performance. Furthermore, a “barbelled” maturity structure (overweighting securities at the short and long ends of the maturity spectrum and underweighting intermediate-term securities) helped overall TIPS performance.

A small allocation to a Temporary Liquidity Guarantee Program (TLGP) bond detracted slightly from performance. (TLGP bonds were created in 2008, when the Federal Deposit Insurance Corporation increased its insurance coverage for depository accounts held at certain financial institutions and also lent its guarantee to short-term bonds issued by financial institutions.)

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Loomis Sayles Multi-Sector Bond Segment

Riskier fixed-income sectors generally outperformed Treasuries during the six-month period. Corporate balance sheets remained strong and earnings continued to beat analyst expectations.

This backdrop, combined with strong security selection, led to favorable results for the investment-grade corporate bond component. In addition, an allocation to high-yield corporates contributed favorably to the segment’s performance, particularly within the technology, communication and consumer cyclical industries. Commodity-linked currencies also continued to perform well, with non-dollar holdings in Brazil, Canada, Australia, New Zealand and Mexico contributing nicely to the segment’s performance.

An allocation to equity-sensitive convertible bonds detracted from performance during the period. These securities mirrored the swings in the stock market, which sold off in May and June. Holdings in the automotive, technology and manufacturing industries suffered the most. In addition, a modest position in commercial mortgage-backed securities (CMBS) weighed on performance, as lower-quality holdings declined during May’s flight to quality.

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NATIXIS DIVERSIFIED INCOME FUND*

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A shares6

November 17, 2005 (inception) through June 30, 2011

Average Annual Total Returns — June 30, 20116

	6 Months	1 Year	5 Years	Since Inception[5]

Class A (Inception 11/17/05)
NAV	7.12%	19.72%	5.90%	6.17%
With 4.50% Maximum Sales Charge	2.31	14.28	4.92	5.30

Class C (Inception 11/17/05)
NAV	6.74	18.87	5.15	5.38
With CDSC[1]	5.74	17.87	5.15	5.38

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[2]	2.72	3.90	6.52	5.86
Blended Index[3]	6.23	16.73	5.61	5.80
Morningstar Conservative Allocation Fund Avg.[4]	3.83	14.45	4.42	4.35

*	Formerly Natixis Income Diversified Portfolio

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 6/30/2011
Bonds and Notes	47.2
Common Stocks	46.0
Preferred Stocks	1.7
Short-Term Investments and Other	5.1

Largest Holdings	% of Net Assets as of 6/30/2011
Equities
Simon Property Group, Inc.	2.8
Equity Residential	1.9
Boston Properties, Inc.	1.4
AvalonBay Communities, Inc.	1.3
Public Storage	1.3
Fixed-Income
U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032	1.4
UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1.3
U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015	1.3
U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016	1.1
Toys R Us, Inc., 7.375%, 10/15/2018	1.0

Five Largest Industries	% of Net Assets as of 6/30/2011
Treasuries	15.4
REITs—Apartments	4.4
REITs—Regional Malls	3.8
REITs—Diversified	3.2
REITs—Office Property	3.2

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.19%	1.19%
C	1.94	1.94

NOTES TO CHARTS

1	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays Capital U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

4	Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

5	The since-inception comparative performance figures shown were calculated from 12/1/05.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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NATIXIS U.S. MULTI-CAP EQUITY FUND*

Management Discussion

Subadvisors:

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

*	Effective June 1, 2011 Natixis U.S. Diversified Portfolio changed its name to Natixis U.S. Multi-Cap Equity Fund. In addition, Loomis, Sayles & Company replaced BlackRock as the manager of the large-cap segment of the fund.

Market Conditions

Momentum in the U.S. equity markets carried over from 2010 into the first months of 2011 before several major global events led to widespread uncertainty and volatility. Turmoil in the Middle East and North Africa and natural disasters and a nuclear plant crisis in Japan introduced significant fear into U.S. stock markets in February and March. In April and May, investors turned their focus to a potential default in Greece, China’s move toward more restrictive monetary policy, weaker U.S. economic data and Washington’s struggle with a rising budget deficit and debt limits. However, in the last week of the quarter, investors managed to shake off their fears as Greece announced an austerity program that gave some hope of resolving its debt crisis, corporate profits remained strong and stock market valuations had become attractive. The rally that lifted stocks in the final days of the period was broad based across small-, mid- and large-cap stocks. However, small- and midcaps fared somewhat better than large caps, and growth generally outperformed value.

Performance Results

For the six months ended June 30, 2011, Class A shares of Natixis U.S. Multi-Cap Equity Fund returned 7.27% at net asset value. For the same period, the S&P 500 Index returned 6.02%, the S&P MidCap 400 Index returned 8.56% and the Wilshire 4500 Index returned 7.02%. The fund outperformed the 5.65% average return of funds in Morningstar’s Large Growth category.

Explanation of Fund Performance

Each of the fund’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks and strategies:

•	Harris Associates invests primarily in common stocks of large- and mid-cap companies that Harris Associates believes are trading at a substantial discount to their “true business value.”

•	Loomis Sayles manages three segments. One invests in mid-cap growth stocks, one invests in

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large-cap growth stocks, and one focuses on small/mid-cap core stocks. The large-cap growth segment was managed by BlackRock until May 31, 2011.

Harris Associates Segment

Portfolio holdings performed well across most sectors. Among the top names for the period were Discover Financial and Franklin Resources in the financials sector; Rockwell Automation and Northrop Grumman in the industrials sector; and MasterCard and Visa in the technology sector. Discover Financial reported the lowest 30-day delinquency rate in its 25-year history, along with solid quarterly earnings results.

Consumer discretionary holdings were the exception to this positive trend. Carnival, Marriott International and Starwood Hotels & Resorts all lost ground during the period. Carnival was hurt by market concerns about a potential slowdown in leisure travel spending, compounded by rising fuel prices and slower international bookings, which were a result of unrest in the Middle East and Northern Africa. However, Harris Associates believes all these issues are temporary and continues to hold the stock. In the financials sector, Bank of New York Mellon reported soft revenue, due chiefly to lower net interest and income from currency transactions and trading. Wells Fargo’s revenue was weak due primarily to lower net interest income. Harris sold Bank of New York Mellon but held onto Wells Fargo on the belief that improvements are ongoing and the company remains a solid investment.

Loomis Sayles Mid Cap Growth Segment

Strong stock selection, particularly in the consumer discretionary, technology and healthcare sectors, lifted the Mid Cap Growth segment’s performance. In the consumer discretionary sector, top performers included high-end apparel and accessory retailers Lululemon Athletica and Fossil. In the technology sector, the portfolio continued to focus on leading franchises in areas of secular growth, including data mobility, cloud computing and software as a service, which led to

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  16

areas of secular growth, including data mobility, cloud computing and software as a service, which led to particularly strong performance in the first calendar quarter. Performance in the healthcare sector was broad-based, with strong results in the biotech, healthcare services and pharmaceuticals industries.

While all sectors made positive contributions to performance, the energy sector was the weakest. The shortfall occurred in the second quarter of 2011 when commodity prices took a downturn. Holdings with above-average sensitivity to changes in oil prices suffered the most. On an individual basis, Finisar, a manufacturer of optical components and subsystems for high-speed communication networks, was among the largest performance detractors. A position in clothing retailer Abercrombie & Fitch also drove down results.

The portfolio used options (bought puts or sold calls) to hedge the stock-specific risks associated with three individual holdings and also purchased calls on one stock to express a directional view. The combined impact of these derivatives was a slight drag on performance.

Loomis Sayles Small/Mid Cap Core Segment

Robust stock selection, combined with a generally defensive posture, led to strong results for the Small/Mid Cap Core segment. In particular, stocks in the technology, consumer discretionary and financial services sectors made the greatest contributions to performance. In terms of individual contributors, WellCare Health Plans, a managed care provider, was among the top performers. The company reported strong earnings during the period and remained upbeat for the rest of the year on improving utilization trends and solid cost controls. Discover Financial Services, a credit card issuer and electronic payments provider, also was among the top performers. The company reported higher-than-expected earnings.

While all sectors made positive contributions to performance during the period, the energy and utilities sectors were the weakest. Individual laggards included commercial bank First Horizon National and energy transportation and storage provider SemGroup. First Horizon declined due to lower expectations for intermediate-term loan growth and credit improvement, and the position was exited. SemGroup reported a modestly disappointing cash-flow outlook and was sold.

Loomis Sayles Large Cap Growth Segment

Effective June 1, 2011, the investment strategy of the fund’s Large Cap Growth segment changed. New portfolio manager Aziz V. Hamzaogullari employs a disciplined, bottom-up approach that seeks to identify high quality stocks offering robust growth potential and attractive valuations.

During the one-month period in which Mr. Hamzaogullari managed the Large Cap Growth segment, performance was hindered by the stock market downturn. From a sector perspective, the technology and healthcare sectors were the largest negative contributors to performance. The consumer discretionary and energy sectors contributed positively to performance.

In terms of individual holdings, positions in Amazon.com, an Internet-based retailer, and Visa, a leading credit card processor, contributed the most to performance. On the negative side, positions in Cisco Systems, a network designer, and FactSet Research, a

17  |

provider of economic and market information to investment companies, were the largest detractors from performance.

BlackRock Segment

During the five months that BlackRock managed the Large Cap Growth segment, financials and healthcare stocks delivered solid performance. In the financials sector, bond rating agency Moody’s was a standout, as the company reported better-than-expected results for the last quarter of 2010 and the first quarter of 2011.

Stock selection in the consumer discretionary, industrials and information technology sectors yielded some disappointing results. In consumer discretionary, rising energy costs hurt General Motors, whose mix of products is currently weighted toward less fuel efficient trucks and sport utility vehicles. Cree, a pioneer in energy efficient LED lighting, fell sharply in January after a disappointing earnings report. General Motors and Cree were sold.

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NATIXIS U.S. MULTI-CAP EQUITY FUND*

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 20116

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	7.27%	38.39%	5.71%	5.36%
With 5.75% Maximum Sales Charge	1.09	30.45	4.46	4.74
Class B (Inception 7/7/94)
NAV	6.90	37.36	4.93	4.58
With CDSC[1]	1.90	32.36	4.60	4.58
Class C (Inception 7/7/94)
NAV	6.90	37.34	4.92	4.57
With CDSC[1]	5.90	36.34	4.92	4.57
Class Y (Inception 11/15/94)
NAV	7.41	38.74	6.02	5.81
Comparative Performance
S&P 500 Index[2]	6.02	30.69	2.94	2.72
S&P MidCap 400 Index[3]	8.56	39.38	6.60	7.94
Wilshire 4500 Index[4]	7.02	38.97	5.74	7.30
Morningstar Large Growth Fund Avg.[5]	5.65	33.08	4.07	2.24

*	Formerly Natixis U.S. Diversified Portfolio

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	97.3
Closed End Investment Companies	0.4
Short-Term Investments and Other	2.3
Written Options	(0.0)

Ten Largest Holdings	% of Net Assets as of 6/30/11
Visa, Inc., Class A	1.9
Intel Corp.	1.6
Franklin Resources, Inc.	1.2
Carnival Corp.	1.2
Wells Fargo & Co.	1.2
Wiliams Cos., Inc. (The)	1.1
Amazon.com, Inc.	1.1
Baxter International, Inc.	1.1
JPMorgan Chase & Co.	1.1
Applied Materials, Inc.	1.0

Five Largest Industries	% of Net Assets as of 6/30/11
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	5.4
IT Services	4.9
Software	4.7
Hotels, Restaurants & Leisure	4.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.44%	1.34%
B	2.19	2.09
C	2.19	2.09
Y	1.18	1.09

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.

4	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.

5	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Managers:

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process

Fund Inception

December 31, 1996

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

Market Conditions

The market’s trajectory over the past six months – a first-quarter uptrend cut short by a series of headwinds – came amid a business cycle that continues to inch ahead. Turmoil in the Mideast and rising energy prices, Japan’s twin disasters and discouraging jobs and housing data weighed on investors, along with Europe’s sovereign debt crisis. The market’s reversal affected smaller companies more than mid- and large-cap companies. Stocks strengthened modestly in late June as investors began to shed their extreme risk aversion.

Performance Results

For the six months ended June 30, 2011, Class A shares of Vaughan Nelson Small Cap Value Fund returned 6.47% at net asset value. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned 3.77%, and the 6.36% average return of funds in its peer group, Morningstar’s Small Blend category.

Explanation of Fund Performance

Strong results occurred in the energy sector, where stocks climbed in response to growing demand and supply fears engendered by unrest in the Mideast and Northern Africa. We trimmed positions in some of the best performers to take advantage of rising share prices. Among these were natural gas contract driller Unit Corporation and Oil States International, which offers well-site services and products as well as worker accommodations in remote areas. We also reduced the fund’s weight in Brigham Exploration, which operates in the Bakken shale formation of the Williston Basin. However, we did not eliminate any positions.

Aaron’s, a rent-to-own retailer, led the fund’s consumer holdings, the top contributors to relative performance. Aaron’s sales and market share are growing. Shoe manufacturer Wolverine World Wide also contributed to positive performance. The company’s brands are performing well, backlogs are robust, pricing is firm and growth is solid outside the United States. In technology, SRA International, a provider of software and technology services primarily to government entities,

21  |

rose on news of its agreement to be taken private. In the financials sector, pawn shop operator First Cash Financial enjoyed good results in the United States and in Mexico despite legislative threats to its payday loan operations, a diminishing part of the business. The fund was underweight in real estate investment trusts (REITs), a strong contributor to benchmark results, and our choices lagged the group. We had no exposure to health maintenance organizations or senior living providers, which enjoyed a significant first half rally. However, we offset that disadvantage by being well underweight in the weak commercial bank sector.

Among individual detractors, Thompson Creek Metals, a molybdenum miner, faced increased operating costs and unanticipated capital outlays that pressured earnings. We took gains in property and casualty insurer Hanover Group, which disappointed during this period. Corrections Corporation of America, which operates private prisons for federal and state governments, weakened over concerns that budget cuts could hurt its business. We believe that threat is overstated and continue to hold the stock. We increased the fund’s stake in Ohio-based First Merit Bank when shares declined. First Merit enjoys ample excess capital and good management and is seeing pockets of loan growth. It has also acquired some other institutions via FDIC-assisted transactions.

Outlook

We expect neither a double-dip recession nor a sharp economic rebound in the second half of the year. Instead, we think the current sluggish pattern will continue for quite a while, with gross domestic product (GDP) growing at the 1-2% level, which is not enough to help reduce unemployment. These conditions favor research-based stock-specific approaches. As always, we are looking for companies with the potential to grow even in a lackluster economy on the belief that investors will pay more for growth when it is hard to come by.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Effective July 31, 2009, the Fund was closed to new investors.

|  22

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

June 30, 2001 through June 30, 2011

Average Annual Total Returns — June 30, 20115

	6 Months	1 Year	5 Years	10 Years	Since Inception[4]

Class A (Inception 12/31/96)
NAV	6.47%	35.03%	8.86%	6.45%	—%
With 5.75% Maximum Sales Charge	0.37	27.27	7.57	5.82	—

Class B (Inception 12/31/96)
NAV	6.07	34.07	8.04	5.66	—
With CDSC[1]	1.07	29.07	7.75	5.66	—

Class C (Inception 12/31/96)
NAV	6.01	34.00	8.03	5.66	—
With CDSC[1]	5.01	33.00	8.03	5.66	—

Class Y (Inception 8/31/06)
NAV	6.57	35.38	—	—	9.79

Comparative Performance
Russell 2000 Value Index[2]	3.77	31.35	2.24	7.53	1.99
Morningstar Small Blend Fund Avg.[3]	6.36	36.82	3.72	6.97	4.24

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

23  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	91.4
Exchange Traded Funds	4.0
Closed End Investment Companies	1.9
Short-Term Investments and Other	2.7

Ten Largest Holdings	% of Net Assets as of 6/30/11
iShares Russell 2000 Value Index Fund	4.0
Silgan Holdings, Inc.	2.6
Phillips-Van Heusen Corp.	2.3
HCC Insurance Holdings, Inc.	2.3
CACI International, Inc., Class A	2.3
Towers Watson & Co., Class A	2.1
Scotts Miracle-Gro Co. (The), Class A	2.0
Oil States International, Inc.	2.0
CNO Financial Group, Inc.	2.0
Teleflex, Inc.	1.9

Five Largest Industries	% of Net Assets as of 6/30/11
Commercial Banks	5.9
Insurance	5.8
Commercial Services & Supplies	5.6
Textiles, Apparel & Luxury Goods	5.1
Capital Markets	4.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.43%	1.43%
B	2.18	2.18
C	2.18	2.18
Y	1.18	1.18

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 9/1/06.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  24

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment

Management, L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Fund Inception:

October 31, 2008

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

Market Conditions

Following a strong first quarter, stocks changed direction when Japan’s earthquake and tsunami led to downticks in some industrial production data and disrupted supply chains in autos and other sectors. Adding to uncertainty were turmoil in the Mideast and Northern Africa and its threat to oil supplies, domestic woes that included weak jobs data and a very soft housing market as well as the reemergence of Europe’s sovereign debt crisis. Still, the U.S. economy maintained a weak growth trend and stocks were recovering as the period ended.

Performance Results

For the six months ended June 30, 2011, Class A shares of Vaughan Nelson Value Opportunity Fund returned 11.25% at net asset value. The fund significantly outperformed its benchmark, the Russell Midcap Value Index, which returned 6.69%, and the 7.08% return of funds in its peer group, Morningstar’s Mid-Cap Blend category.

Explanation of Fund Performance

Most of the fund’s outperformance is traceable to good stock selection. We took advantage of higher prices to trim energy holdings as rising oil prices drove shares higher. El Paso Energy stood out, as investors welcomed the decision to split the company into two entities in hopes of enhancing shareholder value. Although we significantly reduced exposure to energy companies, the fund’s weight remains near that of the benchmark. We also recorded gains in utilities when valuations rose, but this move proved premature as stocks in the sector continued to move higher.

Valeant Pharmaceuticals was a major contributor to positive performance. Valeant has grown quickly, thanks to its strategy of acquiring drug makers that lack resources to market and distribute their FDA-approved drugs in order to realize their full sales potential. These acquisitions also give Valeant access to future drug development through the research capacity that comes with the acquired companies. In technology, Altera and Avago Technologies rose thanks to the growth in

25  |

wireless applications and smartphones that utilize their specialized semiconductors.

Among consumer issues, Hansen Natural’s leadership position in energy drinks helped boost earnings. Hansen, maker of a variety of beverages, is generating strong growth as it expands internationally. Ralcorp, which markets private label grocery products and owns the Post Cereal brand, received an unsolicited buyout offer. Ralcorp declined the offer but rumors of other potential suitors have buoyed the stock. Broadcaster CBS enjoyed good results thanks to attractive content, improving ad revenues and firmer pricing. CBS is also garnering greater revenues from recurring sources such as license fees and subscriptions.

By contrast, Collective Brands disappointed. Collective owns the Payless shoe chain and wholesales other brands. Positioning at the lower end of the price scale made Collective vulnerable to a range of retail pressures, including high gasoline costs and severe weather that kept consumers away. We continue to hold this stock. Skyworks Solutions was another laggard, as it weakened on unconfirmed reports of possible share loss in Apple products. In our view, the current valuation of Skyworks reflects these risks and we continue to hold this stock based on its superior product line. A new position in Navistar, manufacturer of International brand trucks, detracted from results due to disappointing earnings from margin pressure, but we anticipate improved margins going forward with rising truck demand.

Outlook

We expect neither a double-dip recession nor a sharp economic rebound in the second half of the year. Instead, we think the current sluggish pattern will continue for quite a while with GDP growing at the 1-2% level, which is not enough to help reduce unemployment. These conditions favor research-based, stock-specific approaches. As always, we are looking for good companies with potential to grow even in a lackluster economy on the belief that investors will pay more for growth at a time when it is hard to come by.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  26

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

October 31, 2008 (inception) through June 30, 2011

Average Annual Total Returns — June 30, 20115

	6 Months	1 Year	Since Inception[4]

Class A (Inception 10/31/08)
NAV	11.25%	43.33%	21.45%
With 5.75% Maximum Sales Charge	4.86	35.14	18.78

Class C (Inception 10/31/08)
NAV	10.80	42.24	20.56
With CDSC[1]	9.80	41.24	20.56

Class Y (Inception 10/31/08)
NAV	11.35	43.56	21.76

Comparative Performance
Russell Midcap Value Index[2]	6.69	34.28	21.58
Morningstar Mid-Cap Blend Fund Avg.[3]	7.08	35.49	21.88

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

27  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	92.6
Closed End Investment Companies	1.4
Short-Term Investments and Other	6.0

Ten Largest Holdings	% of Net Assets as of 6/30/11
CBS Corp., Class B	2.4
Towers Watson & Co., Class A	2.4
Crown Holdings, Inc.	2.4
Celanese Corp., Series A	2.3
Nuance Communications, Inc.	2.3
Reinsurance Group of America, Inc., Class A	2.3
Jarden Corp.	2.0
International Flavors & Fragrances, Inc.	1.9
Life Technologies Corp.	1.9
Avago Technologies Ltd.	1.8

Five Largest Industries	% of Net Assets as of 6/30/11
Machinery	8.0
Chemicals	7.7
Insurance	6.9
Capital Markets	5.5
Software	4.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.71%	1.42%
C	2.48	2.17
Y	1.45	1.17

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 11/1/08.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  28

WESTPEAK ACTIVEBETA® EQUITY FUND

Management Discussion

Manager:

Khalid Ghayur, CFA

Stephen C. Platt, CFA

Westpeak Global Advisors, L.P.

Objective:

Seeks long-term growth of capital.

Strategy:

Invests primarily in equity securities of large- and mid-cap U.S. companies.

Fund Inception:

July 30, 2010

Symbols:

Class A WABAX

Class C WABCX

Class Y WABYX

Market Conditions

The first half of 2011 was a choppy ride for equity investors. After rising more than 7.0% between the end of 2010 and mid-February, the S&P 500 Index essentially gave back all of those gains and then recovered twice, finishing with a 6.02% net gain at the mid-year mark. The volatility of the market was largely the result of mixed macroeconomic reports, which caused investors to be uncertain about the strength of the economic recovery. The economy expanded modestly in the first quarter even as weakness persisted in the housing markets. However, the Federal Reserve Board eventually lowered its full-year forecast for the growth in gross domestic product, from 3.2% to 2.8%, citing prolonged difficulties resulting from the financial crisis. The available evidence suggests that consumer spending continues to be constrained by high levels of household debt.

Performance Results

For the six months ended June 30, 2011, Class A shares of Westpeak ActiveBeta® Equity Fund returned 6.02% at net asset value. The fund performed precisely in line with its benchmark, the S&P 500 Index, which also returned 6.02%, and outperformed the 5.45% average return of funds in its peer group, the Morningstar Large Blend category.

Explanation of Fund Performance

The fund is equally divided between a value-based portfolio and a momentum-based portfolio. As a result, performance for any given period depends on the relative contributions of these two market segments. During the first quarter of the year, when stocks as a whole were rising, both the value and the momentum components outperformed the S&P 500 Index. The reverse was true during the second quarter, during which time the S&P 500 hovered just above breakeven. Both value and momentum produced negative returns for the second quarter, with value stocks giving up greater ground in an environment of economic uncertainty. However, the fund completed the six-month period in positive territory.

29  |

The fund’s performance relative to its benchmark was aided by its underweight position in financial and healthcare stocks, both of which underperformed during the six-month period. The fund’s commitment to each of these sectors is several percentage points lower than that sector’s weight within the benchmark. The fund’s overweight position in the consumer discretionary sector also enhanced performance because of a rebound during the latter half of the period. On the negative side, the fund was hurt by its overweight position in the information technology sector. This sector is the biggest component of the S&P 500 and the fund, and it lagged the broader market during the period, especially during the second quarter. The energy sector also underperformed during the second quarter. Energy stocks were overweighted within the value component of the fund during this time, and that was a drag on relative performance.

Outlook

Although the pace of economic recovery during the first half of 2011 was slower than expected, some of this sluggishness reflected temporary factors, including the supply chain disruptions associated with the tragic events in Japan in March. Higher food and energy prices also had a dampening effect on consumer spending. We expect the economy, as well as the U.S. equity markets, to be on firmer ground in the second half of the year, barring any unforeseen events.

Independent of the precise trajectory of the economy, the fund’s strategy will be to add incremental returns by its balance of value and momentum strategies. Both strategies are capable of providing superior returns over the long term, but because value and momentum stocks tend to be negatively correlated, we believe that a 50-50 combination provides the investor with diversification and a cushion of protection should either strategy fall out of investor favor in the short term.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  30

WESTPEAK ACTIVEBETA® EQUITY FUND

Investment Results through June 30, 2011

The charts comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

July 30, 2010 (Inception) through June 30, 2011

Total Returns — June 30, 20115

	6 Months	Since Inception[4]

Class A (Inception 7/30/10)
NAV	6.02%	21.16%
With 5.75% Maximum Sales Charge	-0.04	14.20

Class C (Inception 7/30/10)
NAV	5.67	20.41
With CDSC[1]	4.67	19.41

Class Y (Inception 7/30/10)
NAV	6.20	21.48

Comparative Performance
S&P 500 Index[2]	6.02	22.13
Morningstar Large Blend Fund Avg.[3]	5.45	21.38

Performance data quoted represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

31  |

Fund Composition	% of Net Assets as of 6/30/11
Common Stocks	99.7
Other Assets less Liabilities	0.3

Ten Largest Holdings	% of Net Assets as of 6/30/11
ExxonMobil Corp.	3.3
Apple, Inc.	2.2
Chevron Corp.	2.0
General Electric Co.	1.8
International Business Machines Corp.	1.7
Pfizer, Inc.	1.5
ConocoPhillips	1.3
AT&T, Inc.	1.3
JPMorgan Chase & Co.	1.1
Microsoft	1.1

Five Largest Industries	% of Net Assets as of 6/30/11
Oil, Gas & Consumable Fuels	11.3
Health Care Providers & Services	4.8
Software	4.3
Computer & Peripherals	4.2
Media	3.9

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	2.23%	1.20%
C	2.98	1.95
Y	1.98	0.95

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	The since-inception comparative performance figures shown are calculated from 8/1/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  32

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

33  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2011 through June 30, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  34

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$964.90	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56
Class B
Actual	$1,000.00	$961.00	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30
Class C
Actual	$1,000.00	$960.80	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30
Class Y
Actual	$1,000.00	$965.80	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio: 1.11%, 1.86%, 1.86% and 0.86% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,053.90	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Class B
Actual	$1,000.00	$1,050.00	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class C
Actual	$1,000.00	$1,050.20	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class Y
Actual	$1,000.00	$1,054.90	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

35  |

NATIXIS DIVERSIFIED INCOME FUND**	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,071.20	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71
Class C
Actual	$1,000.00	$1,067.40	$9.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44

*	Expenses are equal to the Fund’s annualized expense ratio: 1.14% and 1.89% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

**	Formerly Natixis Income Diversified Portfolio.

NATIXIS U.S. MULTI-CAP EQUITY FUND**	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 - 6/30/2011
Class A
Actual	$1,000.00	$1,072.70	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85
Class B
Actual	$1,000.00	$1,069.00	$10.93
Hypothetical (5% return before expenses)	$1,000.00	$1,014.23	$10.64
Class C
Actual	$1,000.00	$1,069.00	$10.88
Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$10.59
Class Y
Actual	$1,000.00	$1,074.10	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.37%, 2.13%, 2.12% and 1.12% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

**	Formerly Natixis U.S. Diversified Portfolio.

|  36

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,064.70	$6.91
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76
Class B
Actual	$1,000.00	$1,060.70	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$10.49
Class C
Actual	$1,000.00	$1,060.10	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$10.49
Class Y
Actual	$1,000.00	$1,065.70	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*	Expenses are equal to the Fund’s annualized expense ratio: 1.35%, 2.10%, 2.10% and 1.10% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 - 6/30/2011
Class A
Actual	$1,000.00	$1,112.50	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Class C
Actual	$1,000.00	$1,108.00	$11.24
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
Class Y
Actual	$1,000.00	$1,113.50	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio: 1.40%, 2.15% and 1.15%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

37  |

WESTPEAK ACTIVEBETA® EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2011	ENDING ACCOUNT VALUE 6/30/2011	EXPENSES PAID DURING PERIOD* 1/1/2011 – 6/30/2011
Class A
Actual	$1,000.00	$1,060.20	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01
Class C
Actual	$1,000.00	$1,056.70	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74
Class Y
Actual	$1,000.00	$1,062.00	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  38

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things,

39  |

an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple sub-advisers) based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its category. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) with respect to sub-advised Funds. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

|  40

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain recent periods, was stronger over the long term; (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (4) that the Fund had a limited operating history.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2010, six of the seven Natixis Equity Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed, if any, by the Advisers under these caps. The Trustees noted that several Funds had total advisory fee rates that were above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s advisory fee rate was only slightly above its peer group median; (2) that although the Fund’s advisory fee rate was above its peer group median, it is subject to an

41  |

expense cap which resulted in the reduction of the advisory fee; and (3) that the Fund’s investment discipline was capacity restrained. The Trustees also noted that although the Natixis U.S. Multi-Cap Equity Fund’s advisory fees were above the median of a peer group of funds, that difference is due at least in part to the fact that the Fund employs a more complex multiple manager structure, whereas its peer group consists of mostly large cap growth strategies. Furthermore, the Trustees noted that effective June 1, 2011, the investment advisory fee, sub-investment advisory fee and expense cap were reduced for the Fund.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that three Funds had breakpoints in their advisory fees and that the remaining four Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

|  42

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

43  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)

Common Stocks — 98.8% of Net Assets
	Air Freight & Logistics — 3.5%
320,000	FedEx Corp.	$30,352,000

	Automobiles — 5.0%
3,120,000	Ford Motor Co.(b)	43,024,800

	Commercial Banks — 5.0%
720,000	PNC Financial Services Group, Inc.	42,919,200

	Computers & Peripherals — 5.0%
1,570,000	EMC Corp.(b)	43,253,500

	Diversified Financial Services — 14.2%
1,120,000	Citigroup, Inc.	46,636,800
980,000	JPMorgan Chase & Co.	40,121,200
900,000	Moody’s Corp.	34,515,000

		121,273,000

	Energy Equipment & Services — 10.4%
590,000	National-Oilwell Varco, Inc.	46,143,900
495,000	Schlumberger Ltd.	42,768,000

		88,911,900

	Health Care Providers & Services — 8.6%
740,000	UnitedHealth Group, Inc.	38,169,200
450,000	WellPoint, Inc.	35,446,500

		73,615,700

	Insurance — 3.2%
620,000	MetLife, Inc.	27,199,400

	Internet Software & Services — 5.6%
345,000	Baidu, Inc., Sponsored ADR(b)	48,344,850

	Machinery — 8.6%
380,000	Cummins, Inc.	39,326,200
1,536,600	Tata Motors Ltd., Sponsored ADR	34,588,866

		73,915,066

	Media — 6.7%
2,000,000	CBS Corp., Class B	56,980,000

	Multiline Retail — 4.8%
1,400,000	Macy’s, Inc.	40,936,000

	Oil, Gas & Consumable Fuels — 8.0%
250,000	Chevron Corp.	25,710,000
410,000	Occidental Petroleum Corp.	42,656,400

		68,366,400

	Road & Rail — 6.2%
2,040,000	CSX Corp.	53,488,800

	Textiles, Apparel & Luxury Goods — 4.0%
530,000	Coach, Inc.	33,882,900

	Total Common Stocks (Identified Cost $818,105,916)	846,463,516

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of June 30, 2011 (Unaudited)

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.7%
$14,000,000	American Express Credit Corp., Commercial Paper, 0.030%, 7/01/2011	$14,000,000
608,293	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $608,293 on 7/01/2011 collateralized by $615,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $623,456 including accrued interest (Note 2 of Notes to Financial Statements)	608,293

	Total Short-Term Investments (Identified Cost $14,608,293)	14,608,293

	Total Investments — 100.5% (Identified Cost $832,714,209)(a)	861,071,809
	Other assets less liabilities — (0.5)%	(4,065,109)

	Net Assets — 100.0%	$857,006,700

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $832,714,209 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$57,928,531
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(29,570,931)

	Net unrealized appreciation	$28,357,600

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

CGM Advisor Targeted Equity Fund – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Diversified Financial Services	14.2%
Energy Equipment & Services	10.4
Machinery	8.6
Health Care Providers & Services	8.6
Oil, Gas & Consumable Fuels	8.0
Media	6.7
Road & Rail	6.2
Internet Software & Services	5.6
Computers & Peripherals	5.0
Automobiles	5.0
Commercial Banks	5.0
Multiline Retail	4.8
Textiles, Apparel & Luxury Goods	4.0
Air Freight & Logistics	3.5
Insurance	3.2
Short-Term Investments	1.7

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 96.0% of Net Assets
	Aerospace & Defense — 5.2%
63,600	Boeing Co. (The)	$4,701,948
15,800	General Dynamics Corp.	1,177,416
20,600	Northrop Grumman Corp.	1,428,610

		7,307,974

	Air Freight & Logistics — 2.2%
32,000	FedEx Corp.	3,035,200

	Automobiles — 1.7%
28,700	Toyota Motor Corp., Sponsored ADR	2,365,454

	Capital Markets — 3.3%
35,800	Franklin Resources, Inc.	4,700,182

	Commercial Banks — 4.1%
203,900	Wells Fargo & Co.	5,721,434

	Commercial Services & Supplies — 2.6%
118,500	Republic Services, Inc.	3,655,725

	Consumer Finance — 0.8%
43,150	Discover Financial Services	1,154,262

	Diversified Financial Services — 6.9%
15,200	CME Group, Inc., Class A	4,432,168
128,200	JPMorgan Chase & Co.	5,248,508

		9,680,676

	Electrical Equipment — 2.0%
32,900	Rockwell Automation, Inc.	2,854,404

	Energy Equipment & Services — 4.1%
39,000	National-Oilwell Varco, Inc.	3,050,190
43,100	Transocean Ltd.	2,782,536

		5,832,726

	Food & Staples Retailing — 1.0%
33,200	Walgreen Co.	1,409,672

	Health Care Equipment & Supplies — 6.2%
90,700	Baxter International, Inc.	5,413,883
87,000	Medtronic, Inc.	3,352,110

		8,765,993

	Hotels, Restaurants & Leisure — 8.8%
154,600	Carnival Corp.	5,817,598
82,300	Marriott International, Inc., Class A	2,920,827
28,900	McDonald’s Corp.	2,436,848
21,700	Starwood Hotels & Resorts Worldwide, Inc.	1,216,068

		12,391,341

	Household Products — 1.6%
26,600	Colgate-Palmolive Co.	2,325,106

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)

	Independent Power Producers & Energy Traders — 0.8%
69,300	Calpine Corp.(b)	$1,117,809

	Insurance — 2.2%
103,700	Allstate Corp. (The)	3,165,961

	IT Services — 6.3%
16,200	MasterCard, Inc., Class A	4,881,708
48,000	Visa, Inc., Class A	4,044,480

		8,926,188

	Machinery — 3.9%
11,700	Caterpillar, Inc.	1,245,582
74,900	Illinois Tool Works, Inc.	4,231,101

		5,476,683

	Media — 6.6%
198,700	Comcast Corp., Special Class A	4,814,501
62,900	Omnicom Group, Inc.	3,029,264
37,200	Walt Disney Co. (The)	1,452,288

		9,296,053

	Oil, Gas & Consumable Fuels — 11.4%
31,500	Apache Corp.	3,886,785
61,100	Range Resources Corp.	3,391,050
69,800	Ultra Petroleum Corp.(b)	3,196,840
185,300	Williams Cos., Inc. (The)	5,605,325

		16,080,000

	Semiconductors & Semiconductor Equipment — 12.2%
376,100	Applied Materials, Inc.	4,893,061
362,400	Intel Corp.	8,030,784
130,700	Texas Instruments, Inc.	4,290,881

		17,214,726

	Specialty Retail — 1.2%
50,200	CarMax, Inc.(b)	1,660,114

	Textiles, Apparel & Luxury Goods — 0.9%
13,500	NIKE, Inc., Class B	1,214,730

	Total Common Stocks (Identified Cost $118,438,034)	135,352,413

Principal Amount
Short-Term Investments — 3.4%
$4,762,475	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $4,762,475 on 7/01/2011, collateralized by $4,795,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $4,860,931 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,762,475)	4,762,475

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Harris Associates Large Cap Value Fund – (continued)

	Description	Value (†)

	Total Investments — 99.4% (Identified Cost $123,200,509)(a)	$140,114,888
	Other assets less liabilities — 0.6%	879,811

	Net Assets — 100.0%	$140,994,699

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $123,200,509 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$19,455,548
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,541,169)

	Net unrealized appreciation	$16,914,379

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2011 (Unaudited)

Semiconductors & Semiconductor Equipment	12.2%
Oil, Gas & Consumable Fuels	11.4
Hotels, Restaurants & Leisure	8.8
Diversified Financial Services	6.9
Media	6.6
IT Services	6.3
Health Care Equipment & Supplies	6.2
Aerospace & Defense	5.2
Energy Equipment & Services	4.1
Commercial Banks	4.1
Machinery	3.9
Capital Markets	3.3
Commercial Services & Supplies	2.6
Insurance	2.2
Air Freight & Logistics	2.2
Electrical Equipment	2.0
Other Investments, less than 2% each	8.0
Short-Term Investments	3.4

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund*

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 47.2% of Net Assets
Non-Convertible Bonds — 44.7%
	ABS Home Equity — 0.1%
$25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	$20,682
15,756	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.506%, 7/25/2045(b)	10,192
25,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.656%, 6/25/2035(b)	14,168
14,553	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 1.088%, 12/25/2046(b)	10,064

		55,106

	ABS Other — 0.0%
23,491	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	23,847

	Airlines — 1.4%
34,283	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	39,597
41,190	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	44,073
14,205	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	14,613
894,828	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	884,010

		982,293

	Automotive — 1.0%
115,000	Cummins, Inc., 7.125%, 3/01/2028	128,934
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	38,200
480,000	Harley-Davidson Funding Corp., 6.800%, 6/15/2018, 144A	542,493

		709,627

	Banking — 2.5%
200,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	184,670
105,000	Citigroup, Inc., 5.875%, 2/22/2033	98,711
25,000	Citigroup, Inc., 6.000%, 10/31/2033	23,909
20,000	Citigroup, Inc., 6.125%, 8/25/2036	19,221
437,254	HSBC Bank USA, Zero Coupon, 11/28/2011, 144A	429,558
3,339,258,780	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	373,508
100,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	93,760
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	96,566

110,000	Morgan Stanley, 5.500%, 7/24/2020	111,341
100,000	Morgan Stanley, 5.750%, 1/25/2021	101,183
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	109,240
25,000	National Australia Bank Ltd., 6.500%, 11/05/2015, (AUD)	26,815

		1,668,482

	Building Materials — 1.0%
170,000	Masco Corp., 5.850%, 3/15/2017	169,147
30,000	Masco Corp., 6.500%, 8/15/2032	26,892

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$10,000	Masco Corp., 7.750%, 8/01/2029	$9,933
525,000	USG Corp., 6.300%, 11/15/2016	462,000
10,000	USG Corp., 9.750%, 1/15/2018	9,850

		677,822

	Chemicals — 0.3%
200,000	Hercules, Inc., 6.500%, 6/30/2029	169,000
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	55,961

		224,961

	Collateralized Mortgage Obligations — 0.5%
23,699	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.230%, 10/25/2034(b)	18,652
17,720	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.880%, 2/25/2035(b)	15,292
12,420	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 2.575%, 7/25/2034(b)	10,481
27,130	Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 3A1, 2.633%, 3/25/2035(b)	22,310
29,784	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 4.942%, 4/25/2035(b)	23,533
86,269	MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 4A1, 2.921%, 12/25/2034(b)	71,062
43,181	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.631%, 3/25/2035(b)	37,523
63,797	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.346%, 1/25/2047(b)	36,688
24,136	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1, 0.466%, 11/25/2035(b)	20,569
75,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	66,324
20,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	19,963

		342,397

	Commercial Mortgage-Backed Securities — 1.4%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	280,913
200,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	218,224
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)	170,220
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867%, 12/10/2049	22,859
25,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.800%, 8/10/2045(b)	21,985
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.800%, 8/12/2045, 144A(b)	99,740
125,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.466%, 2/15/2044, 144A(b)	109,872

		923,813

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Consumer Products — 0.1%
$75,000	Fortune Brands, Inc., 5.875%, 1/15/2036	$71,169

	Electric — 0.6%
120,000	Calpine Corp., 7.500%, 2/15/2021, 144A	122,400
100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	85,672
115,000,000	Emgesa SA ESP, 8.750%, 1/25/2021, 144A, (COP)	69,910
88,000,000	Empresas Publicas de Medellin ESP, 8.375%, 2/01/2021, 144A, (COP)	51,924
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(h)	7,800
35,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	34,388
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	67,500

		439,594

	Food & Beverage — 0.1%
50,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	54,814

	Government Guaranteed — 0.3%
170,000	Citigroup Funding, Inc., (FDIC insured), 1.875%, 10/22/2012	173,306

	Government Owned — No Guarantee — 0.4%
320,000	DP World Ltd., 6.850%, 7/02/2037, 144A	305,600

	Healthcare — 1.9%
25,000	HCA, Inc., 7.050%, 12/01/2027	21,687
5,000	HCA, Inc., 7.500%, 12/15/2023	4,713
460,000	HCA, Inc., 7.500%, 11/06/2033	416,300
310,000	HCA, Inc., 7.690%, 6/15/2025	289,850
20,000	HCA, Inc., 8.360%, 4/15/2024	19,900
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	125,550
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	27,450
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	362,177

		1,267,627

	Home Construction — 1.0%
125,000	KB Home, 6.250%, 6/15/2015	119,375
105,000	KB Home, 7.250%, 6/15/2018	94,894
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	62,400
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	387,750

		664,419

	Hybrid ARMs — 0.1%
55,371	Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A, 0.446%, 4/25/2035(b)	41,746

	Independent Energy — 0.5%
105,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	99,750
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	148,751
75,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	76,500

		325,001

	Life Insurance — 0.4%
240,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	262,224

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Local Authorities — 1.3%
170,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	$184,049
375,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	412,078
140,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	124,610
165,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	149,685

		870,422

	Lodging — 0.3%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	35,437
25,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	25,815
60,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	63,719
50,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	55,444

		180,415

	Media Non-Cable — 0.2%
110,000	RR Donnelley & Sons Co., 7.250%, 5/15/2018	110,000

	Metals & Mining — 0.0%
10,000	United States Steel Corp., 6.650%, 6/01/2037	8,775

	Non-Captive Consumer — 1.0%
25,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	23,666
87,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	73,059
115,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	126,226
505,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	463,337

		686,288

	Non-Captive Diversified — 1.3%
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	69,280
45,000	CIT Group, Inc., 7.000%, 5/01/2017	44,887
800,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	661,953
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	13,427
75,000	International Lease Finance Corp., 6.250%, 5/15/2019	73,280
45,000	International Lease Finance Corp., 8.250%, 12/15/2020	48,600

		911,427

	Paper — 0.4%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	206,297
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,138
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	31,219

		242,654

	Pharmaceuticals — 0.0%
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	14,250
20,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	19,400

		33,650

	Pipelines — 0.2%
100,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	105,497

	Property & Casualty Insurance — 0.8%
520,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	539,193

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	REITs — Warehouse/Industrials — 0.1%
$20,000	ProLogis LP, 6.625%, 5/15/2018	$22,113
30,000	ProLogis LP, 6.875%, 3/15/2020	33,126

		55,239

	Retailers — 2.8%
224,088	CVS Pass-Through Trust, 7.507%, 1/10/2032, 144A	265,514
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	400,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	188,600
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	109,480
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	249,010
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	704,156

		1,916,760

	Sovereigns — 0.6%
5,300(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	55,785
500,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	349,214

		404,999

	Supermarket — 0.4%
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	242,400

	Supranational — 1.4%
400,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	256,542
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	96,938
18,000,000	Inter-American Development Bank, EMTN, 2.500%, 3/11/2013, (INR)	382,328
200,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	187,683

		923,491

	Technology — 1.2%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	423,000
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	350,025
30,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	30,900
40,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	30,200

		834,125

	Transportation Services — 0.5%
10,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	10,711
275,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	302,590

		313,301

	Treasuries — 15.4%
600,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	642,148
180,000	Canadian Government, 3.500%, 6/01/2013, (CAD)(e)	193,372
255,000	Canadian Government, 3.500%, 6/01/2020, (CAD)	274,293
5,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	3,071
330,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	217,932
25,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	23,358
15,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	13,650
115,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	101,686

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
120,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	$106,775
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	224,991
75,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	62,363
155,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	134,909
379,525	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026(f)	414,690
182,060	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040(f)	198,118
560,663	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025(f)	644,412
267,602	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027(f)	305,150
722,082	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(f)	955,235
174,745	U.S. Treasury Inflation Indexed Note, 1.125%, 1/15/2021(f)	181,462
231,989	U.S. Treasury Inflation Indexed Note, 1.250%, 7/15/2020(f)	245,400
800,775	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015(f)	868,591
279,066	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2018(f)	306,885
293,830	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013(f)	312,194
485,528	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015(f)	535,371
511,111	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014(f)	550,642
387,693	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014(f)	422,797
300,221	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016(f)	333,668
490,604	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017(f)	559,672
634,655	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016(f)	726,284
488,219	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017(f)	567,935
193,843	U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012(f)	202,263
230,000	U.S. Treasury STRIPS, Zero Coupon, 5/15/2040	59,037

		10,388,354

	Wireless — 0.9%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	313,492
350,000	Sprint Capital Corp., 6.875%, 11/15/2028	331,625

		645,117

	Wirelines — 2.3%
40,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	37,764
95,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	91,379
300,000	Embarq Corp., 7.995%, 6/01/2036	307,384
225,000	Frontier Communications Corp., 7.125%, 3/15/2019	230,625
70,000	Level 3 Escrow, Inc., 8.125%, 7/01/2019, 144A	70,350
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	137,700
45,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	46,294
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,051
315,000	Qwest Corp., 7.250%, 10/15/2035	311,850
59,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	50,071
197,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	175,673
40,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	37,713
25,000	Telecom Italia Capital SA, 7.721%, 6/04/2038	24,863

		1,537,717

	Total Non-Convertible Bonds (Identified Cost $28,578,351)	30,163,672

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 2.2%
	Airlines — 0.1%
$40,000	AMR Corp., 6.250%, 10/15/2014	$38,800

	Diversified Manufacturing — 0.2%
130,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	128,050

	Healthcare — 0.1%
5,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	4,850
40,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2016), 2.000%, 12/15/2037(g)	45,700

		50,550

	Home Construction — 0.0%
10,000	Lennar Corp., 2.000%, 12/01/2020, 144A	10,038

	Independent Energy — 0.4%
155,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	140,469
105,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	110,512

		250,981

	Pharmaceuticals — 0.0%
25,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	31,469

	Technology — 1.4%
235,000	Ciena Corp., 0.875%, 6/15/2017	198,869
40,000	Ciena Corp., 3.750%, 10/15/2018, 144A	47,000
630,000	Intel Corp., 2.950%, 12/15/2035	651,262
40,000	Micron Technology, Inc., 1.875%, 6/01/2014	39,000

		936,131

	Total Convertible Bonds (Identified Cost $1,394,730)	1,446,019

Municipals — 0.3%
	California — 0.0%
30,000	California Health Facilities Financing Authority, Series A, 5.250%, 11/15/2046	28,389

	Illinois — 0.2%
170,000	State of Illinois, 5.100%, 6/01/2033	144,622

	Michigan — 0.1%
50,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	36,322

	Total Municipals (Identified Cost $206,070)	209,333

	Total Bonds and Notes (Identified Cost $30,179,151)	31,819,024

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

Common Stocks — 46.0%
	Aerospace & Defense — 0.7%
2,164	General Dynamics Corp.	$161,261
2,091	Honeywell International, Inc.	124,603
2,623	Northrop Grumman Corp.	181,905

		467,769

	Automobiles — 0.2%
10,180	Ford Motor Co.(h)	140,382

	Beverages — 0.2%
2,409	Coca-Cola Co. (The)	162,102

	Building Products — 0.0%
1,975	Masco Corp.	23,759

	Chemicals — 1.0%
1,918	Eastman Chemical Co.	195,770
1,745	International Flavors & Fragrances, Inc.	112,099
2,439	PPG Industries, Inc.	221,437
3,614	RPM International, Inc.	83,194
1,993	Sensient Technologies Corp.	73,881

		686,381

	Commercial Banks — 0.8%
3,436	Bank of Hawaii Corp.	159,843
1,954	BB&T Corp.	52,445
4,436	F.N.B. Corp.	45,913
2,999	FirstMerit Corp.	49,513
3,389	Trustmark Corp.	79,337
3,856	United Bankshares, Inc.	94,395
4,886	Valley National Bancorp	66,498

		547,944

	Commercial Services & Supplies — 0.9%
1,721	Avery Dennison Corp.	66,482
4,009	Deluxe Corp.	99,062
5,587	Pitney Bowes, Inc.	128,445
5,280	R. R. Donnelley & Sons Co.	103,541
2,393	Republic Services, Inc.	73,824
3,176	Waste Management, Inc.	118,370

		589,724

	Containers & Packaging — 0.2%
3,020	Sonoco Products Co.	107,331

	Distributors — 0.2%
2,888	Genuine Parts Co.	157,107

	Diversified Telecommunication Services — 0.6%
5,173	AT&T, Inc.	162,484
5,830	CenturyLink, Inc.	235,707

		398,191

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	Electric Utilities — 3.0%
4,617	American Electric Power Co., Inc.	$173,969
2,933	Cleco Corp.	102,215
4,217	DPL, Inc.	127,185
2,967	Edison International	114,971
4,220	Entergy Corp.	288,142
4,705	Exelon Corp.	201,562
5,485	FirstEnergy Corp.	242,163
3,475	NextEra Energy, Inc.	199,673
2,904	Northeast Utilities	102,134
4,599	Pinnacle West Capital Corp.	205,023
4,932	PPL Corp.	137,258
3,831	Unisource Energy Corp.	143,011

		2,037,306

	Electrical Equipment — 0.4%
2,165	Emerson Electric Co.	121,781
2,116	Hubbell, Inc., Class B	137,434

		259,215

	Food & Staples Retailing — 0.1%
3,142	Sysco Corp.	97,968

	Food Products — 0.7%
2,798	General Mills, Inc.	104,142
3,235	H.J. Heinz Co.	172,361
3,324	Kraft Foods, Inc., Class A	117,104
2,562	Sara Lee Corp.	48,652

		442,259

	Gas Utilities — 1.1%
4,368	AGL Resources, Inc.	177,821
3,004	New Jersey Resources Corp.	134,008
3,318	Nicor, Inc.	181,627
3,145	Oneok, Inc.	232,762

		726,218

	Hotels, Restaurants & Leisure — 0.9%
2,298	Darden Restaurants, Inc.	114,348
2,790	McDonald’s Corp.	235,253
4,500	Starwood Hotels & Resorts Worldwide, Inc.	252,180

		601,781

	Household Durables — 0.6%
901	Brookfield Residential Properties, Inc.(h)	8,938
4,437	Garmin Ltd.	146,554
375	KB Home	3,667
4,326	Leggett & Platt, Inc.	105,468
2,248	Tupperware Brands Corp.	151,628

		416,255

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	Household Products — 0.7%
3,134	Clorox Co. (The)	$211,357
3,780	Kimberly-Clark Corp.	251,597

		462,954

	Industrial Conglomerates — 0.1%
2,483	General Electric Co.	46,829

	Insurance — 0.7%
2,323	Allstate Corp. (The)	70,921
3,909	Arthur J. Gallagher & Co.	111,563
4,522	Cincinnati Financial Corp.	131,952
4,845	Mercury General Corp.	191,329

		505,765

	Leisure Equipment & Products — 0.1%
2,904	Mattel, Inc.	79,831

	Machinery — 0.6%
1,999	Briggs & Stratton Corp.	39,700
1,741	Caterpillar, Inc.	185,347
4,144	Eaton Corp.	213,209

		438,256

	Media — 0.1%
2,311	McGraw-Hill Cos., Inc. (The)	96,854

	Metals & Mining — 0.1%
2,519	Commercial Metals Co.	36,148

	Multi Utilities — 3.0%
3,852	Alliant Energy Corp.	156,622
4,161	Black Hills Corp.	125,205
4,390	CenterPoint Energy, Inc.	84,947
4,247	CMS Energy Corp.	83,623
3,888	Dominion Resources, Inc.	187,674
4,353	DTE Energy Co.	217,737
4,974	Integrys Energy Group, Inc.	257,852
4,772	NiSource, Inc.	96,633
2,864	OGE Energy Corp.	144,117
3,448	PG&E Corp.	144,919
3,885	Public Service Enterprise Group, Inc.	126,806
4,196	SCANA Corp.	165,197
2,696	Sempra Energy	142,564
4,265	TECO Energy, Inc.	80,566

		2,014,462

	Oil, Gas & Consumable Fuels — 0.4%
2,950	Chevron Corp.	303,378

	Paper & Forest Products — 0.2%
3,450	MeadWestvaco Corp.	114,919

	Personal Products — 0.1%
2,676	Avon Products, Inc.	74,928

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	Pharmaceuticals — 0.8%
4,404	Bristol-Myers Squibb Co.	$127,540
5,017	Eli Lilly & Co.	188,288
3,781	Merck & Co., Inc.	133,431
3,808	Pfizer, Inc.	78,445

		527,704

	Real Estate Management & Development — 0.3%
8,800	Brookfield Office Properties, Inc.	169,664

	REITs — Apartments — 4.4%
2,500	American Campus Communities, Inc.	88,800
6,900	AvalonBay Communities, Inc.	885,960
6,900	Camden Property Trust	438,978
7,800	Campus Crest Communities, Inc.	100,932
21,000	Equity Residential	1,260,000
1,200	Essex Property Trust, Inc.	162,348

		2,937,018

	REITs — Diversified — 3.2%
5,022	American Assets Trust, Inc.	112,744
3,600	CoreSite Realty Corp.	59,040
1,700	Digital Realty Trust, Inc.	105,026
13,700	DuPont Fabros Technology, Inc.	345,240
6,100	Entertainment Properties Trust	284,870
13,500	Liberty Property Trust	439,830
8,900	Vornado Realty Trust	829,302

		2,176,052

	REITs — Healthcare — 2.6%
18,700	HCP, Inc.	686,103
3,400	Health Care REIT, Inc.	178,262
14,800	Nationwide Health Properties, Inc.	612,868
14,400	Omega Healthcare Investors, Inc.	302,544

		1,779,777

	REITs — Hotels — 1.3%
32,600	Host Hotels & Resorts, Inc.	552,570
7,700	Pebblebrook Hotel Trust	155,463
8,500	RLJ Lodging Trust	147,645

		855,678

	REITs — Manufactured Homes — 0.3%
3,100	Equity Lifestyle Properties, Inc.	193,564

	REITs — Office Property — 3.2%
3,000	Alexandria Real Estate Equities, Inc.	232,260
14,600	BioMed Realty Trust, Inc.	280,904
9,000	Boston Properties, Inc.	955,440
2,100	Corporate Office Properties Trust	65,331
11,700	Kilroy Realty Corp.	462,033
6,600	Piedmont Office Realty Trust, Inc., Class A	134,574

		2,130,542

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

	REITs — Regional Malls — 3.8%
11,400	Macerich Co. (The)	$609,900
16,000	Simon Property Group, Inc.	1,859,680
1,100	Taubman Centers, Inc.	65,120

		2,534,700

	REITs — Shopping Centers — 2.3%
19,500	Developers Diversified Realty Corp.	274,950
6,000	Federal Realty Investment Trust	511,080
25,600	Kite Realty Group Trust	127,488
9,400	Ramco-Gershenson Properties Trust	116,372
9,300	Regency Centers Corp.	408,921
12,200	Retail Opportunity Investments Corp.	131,272

		1,570,083

	REITs — Single Tenant — 0.3%
6,200	National Retail Properties, Inc.	151,962
1,600	Realty Income Corp.	53,584

		205,546

	REITs — Storage — 1.9%
20,500	Extra Space Storage, Inc.	437,265
7,500	Public Storage	855,075

		1,292,340

	REITs — Warehouse/Industrials — 1.4%
32,000	DCT Industrial Trust, Inc.	167,360
15,400	First Potomac Realty Trust	235,774
15,800	ProLogis, Inc.	566,272

		969,406

	Specialty Retail — 0.1%
2,440	Home Depot, Inc. (The)	88,377

	Textiles, Apparel & Luxury Goods — 0.4%
2,613	VF Corp.	283,667

	Thrifts & Mortgage Finance — 0.4%
3,396	Astoria Financial Corp.	43,435
4,017	First Niagara Financial Group, Inc.	53,024
4,303	Hudson City Bancorp, Inc.	35,242
5,025	New York Community Bancorp, Inc.	75,325
4,084	People’s United Financial, Inc.	54,889

		261,915

	Tobacco — 1.3%
5,485	Altria Group, Inc.	144,859
4,948	Lorillard, Inc.	538,689
4,312	Universal Corp.	162,433

		845,981

	Trading Companies & Distributors — 0.3%
2,965	Watsco, Inc.	201,590

	Total Common Stocks (Identified Cost $29,797,543)	31,059,620

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

Shares	Description	Value (†)

Preferred Stocks — 1.7%

Convertible Preferred Stocks — 1.2%
	Automotive — 0.9%
10,600	General Motors Co., Series B, 4.750%	$516,644
1,250	Goodyear Tire & Rubber Co. (The), 5.875%	69,525

		586,169

	Banking — 0.1%
275	Sovereign Capital Trust IV, 4.375%	13,612
70	Wells Fargo & Co., Series L, Class A, 7.500%	74,200

		87,812

	Construction Machinery — 0.0%
150	United Rentals Trust I, 6.500%	6,788

	Consumer Products — 0.1%
725	Newell Financial Trust I, 5.250%	34,075

	REITs — Healthcare — 0.1%
1,450	Health Care REIT, Inc., Series I, 6.500%	74,689

	Total Convertible Preferred Stocks (Identified Cost $810,126)	789,533

Non-Convertible Preferred Stocks — 0.5%
	Banking — 0.2%
4,125	Countrywide Capital IV, 6.750%	102,094

	Non-Captive Diversified — 0.3%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	109,506
129	Ally Financial, Inc., Series G, 7.000%, 144A	121,236

		230,742

	Total Non-Convertible Preferred Stocks (Identified Cost $215,036)	332,836

	Total Preferred Stocks (Identified Cost $1,025,162)	1,122,369

Principal Amount (‡)
Short-Term Investments — 3.8%
$2,579,324	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $2,579,324 on 7/01/2011 collateralized by $2,190,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $2,220,113; $410,000 Federal National Mortgage Association, 2.250% due 3/15/2016 valued at $419,632 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,579,324)	2,579,324

	Total Investments — 98.7% (Identified Cost $63,581,180)(a)	66,580,337
	Other assets less liabilities —1.3%	874,397

	Net Assets — 100.0%	$67,454,734

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

*	Formerly Natixis Income Diversified Portfolio.
(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At June 30, 2011, the net unrealized appreciation on investments based on a cost of $63,636,049 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,220,013
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,275,725)

	Net unrealized appreciation	$2,944,288

(b)	Variable rate security. Rate as of June 30, 2011 is disclosed.
(c)	Illiquid security. At June 30, 2011, the value of these securities amounted to $406,299 or 0.6% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(f)	Treasury Inflation Protected Security (TIPS).
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of Rule 144A holdings amounted to $4,779,772 or 7.1% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FDIC	Federal Deposit Insurance Corporation
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
STRIPS	Separate Trading of Registered Interest and Principal of Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis Diversified Income Fund* – (continued)

MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	07/29/2011	Euro	210,000	$304,328	$3,000
Sell	07/29/2011	Euro	115,000	166,656	(2,512)

Total					$488

1 Counterparty is Barclays.

Industry Summary at June 30, 2011 (Unaudited)

Treasuries	15.4%
REITs — Apartments	4.4
REITs — Regional Malls	3.8
REITs — Diversified	3.2
REITs — Office Property	3.2
Electric Utilities	3.0
Multi Utilities	3.0
Retailers	2.8
Banking	2.8
REITs — Healthcare	2.7
Technology	2.6
REITs — Shopping Centers	2.3
Wirelines	2.3
Healthcare	2.0
Other Investments, less than 2% each	41.4
Short-Term Investments	3.8

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund*

Shares	Description	Value (†)

Common Stocks — 97.3% of Net Assets
	Aerospace & Defense — 2.4%
50,100	Boeing Co. (The)	$3,703,893
12,300	General Dynamics Corp.	916,596
54,111	GeoEye, Inc.(b)	2,023,751
16,300	Northrop Grumman Corp.	1,130,405
15,036	TransDigm Group, Inc.(b)	1,371,133

		9,145,778

	Air Freight & Logistics — 1.8%
41,782	Expeditors International of Washington, Inc.	2,138,821
25,100	FedEx Corp.	2,380,735
33,327	United Parcel Service, Inc., Class B	2,430,538

		6,950,094

	Auto Components — 0.7%
52,138	Lear Corp.	2,788,340

	Automobiles — 0.5%
22,300	Toyota Motor Corp., Sponsored ADR	1,837,966

	Beverages — 1.1%
23,093	Coca-Cola Co. (The)	1,553,928
55,597	Coca-Cola Enterprises, Inc.	1,622,320
11,339	Diageo PLC, Sponsored ADR	928,324

		4,104,572

	Biotechnology — 1.8%
30,056	Alexion Pharmaceuticals, Inc.(b)	1,413,534
42,746	Amgen, Inc.(b)	2,494,229
7,524	Biogen Idec, Inc.(b)	804,466
5,703	Pharmasset, Inc.(b)	639,877
12,924	Regeneron Pharmaceuticals, Inc.(b)	732,920
18,959	Vertex Pharmaceuticals, Inc.(b)	985,678

		7,070,704

	Building Products — 0.3%
23,337	Armstrong World Industries, Inc.	1,063,234

	Capital Markets — 3.4%
36,368	Franklin Resources, Inc.	4,774,755
11,925	Greenhill & Co., Inc.	641,803
77,914	Legg Mason, Inc.	2,552,463
51,400	Raymond James Financial, Inc.	1,652,510
114,564	SEI Investments Co.	2,578,836
17,128	Virtus Investment Partners, Inc.(b)	1,039,669

		13,240,036

	Chemicals — 1.8%
97,633	Chemtura Corp.(b)	1,776,921
35,622	Cytec Industries, Inc.	2,037,222
43,976	Kronos Worldwide, Inc.	1,383,045
8,131	Quaker Chemical Corp.	349,714
26,720	Rockwood Holdings, Inc.(b)	1,477,349

		7,024,251

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Commercial Banks — 2.2%
188,398	KeyCorp	$1,569,355
21,093	Prosperity Bancshares, Inc.	924,295
25,125	SVB Financial Group(b)	1,500,214
159,300	Wells Fargo & Co.	4,469,958

		8,463,822

	Commercial Services & Supplies — 1.5%
93,600	Republic Services, Inc.	2,887,560
31,612	Rollins, Inc.	644,253
19,937	Stericycle, Inc.(b)	1,776,785
25,696	Viad Corp.	572,764

		5,881,362

	Communications Equipment — 2.8%
22,920	Acme Packet, Inc.(b)	1,607,380
194,864	Cisco Systems, Inc.	3,041,827
37,110	NETGEAR, Inc.(b)	1,622,449
54,423	Qualcomm, Inc.	3,090,682
35,830	Riverbed Technology, Inc.(b)	1,418,510

		10,780,848

	Computers & Peripherals — 0.3%
29,795	Western Digital Corp.(b)	1,083,942

	Consumer Finance — 1.6%
53,557	American Express Co.	2,768,897
127,712	Discover Financial Services	3,416,296

		6,185,193

	Containers & Packaging — 0.7%
34,893	Crown Holdings, Inc.(b)	1,354,547
41,226	Temple-Inland, Inc.	1,226,061

		2,580,608

	Diversified Consumer Services — 0.1%
8,090	Ascent Media Corp., Class A(b)	428,527

	Diversified Financial Services — 2.9%
11,900	CME Group, Inc., Class A	3,469,921
99,400	JPMorgan Chase & Co.(b)	4,069,436
94,971	NASDAQ OMX Group, Inc. (The)(b)	2,402,766
62,586	PHH Corp.(b)	1,284,265

		11,226,388

	Electrical Equipment — 1.4%
46,775	Babcock & Wilcox Co.(b)	1,296,135
26,121	Polypore International, Inc.(b)	1,772,049
25,900	Rockwell Automation, Inc.	2,247,084

		5,315,268

	Electronic Equipment, Instruments & Components — 0.5%
35,803	Amphenol Corp., Class A	1,933,004

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Energy Equipment & Services — 3.4%
9,154	CARBO Ceramics, Inc.	$1,491,644
19,162	Dresser-Rand Group, Inc.(b)	1,029,957
24,239	Helix Energy Solutions Group, Inc.(b)	401,398
16,835	Lufkin Industries, Inc.	1,448,652
106,628	McDermott International, Inc.(b)	2,112,301
30,700	National-Oilwell Varco, Inc.	2,401,047
22,096	Schlumberger Ltd.	1,909,094
33,900	Transocean Ltd.	2,188,584

		12,982,677

	Food & Staples Retailing — 0.3%
26,300	Walgreen Co.	1,116,698

	Food Products — 2.6%
35,790	Corn Products International, Inc.	1,978,471
144,575	Danone SA, Sponsored ADR	2,161,396
20,623	Diamond Foods, Inc.	1,574,360
39,933	J.M. Smucker Co. (The)	3,052,478
16,903	McCormick & Co., Inc.	837,882
8,827	Mead Johnson Nutrition Co.	596,264

		10,200,851

	Gas Utilities — 0.9%
58,620	Questar Corp.	1,038,160
73,740	UGI Corp.	2,351,569

		3,389,729

	Health Care Equipment & Supplies — 4.1%
37,421	Alere, Inc.(b)	1,370,357
71,500	Baxter International, Inc.	4,267,835
73,502	CareFusion Corp.(b)	1,997,049
30,176	DENTSPLY International, Inc.	1,149,102
16,059	Edwards Lifesciences Corp.(b)	1,400,024
93,616	Medtronic, Inc.	3,607,025
30,975	Zimmer Holdings, Inc.(b)	1,957,620

		15,749,012

	Health Care Providers & Services — 2.6%
28,764	Healthspring, Inc.(b)	1,326,308
15,936	HMS Holdings Corp.(b)	1,225,001
24,202	Humana, Inc.	1,949,229
36,119	Lincare Holdings, Inc.	1,057,203
13,621	MEDNAX, Inc.(b)	983,300
25,004	Universal Health Services, Inc., Class B	1,288,456
43,532	WellCare Health Plans, Inc.(b)	2,237,980

		10,067,477

	Health Care Technology — 0.5%
32,428	SXC Health Solutions Corp.(b)	1,910,658

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — 4.3%
40,771	Arcos Dorados Holdings, Inc., Class A	$859,860
121,600	Carnival Corp.	4,575,808
37,033	Interval Leisure Group, Inc.(b)	506,982
64,800	Marriott International, Inc., Class A	2,299,752
22,500	McDonald’s Corp.	1,897,200
20,252	Six Flags Entertainment Corp.	758,438
17,100	Starwood Hotels & Resorts Worldwide, Inc.	958,284
86,720	Wyndham Worldwide Corp.	2,918,128
13,063	Wynn Resorts Ltd.	1,875,063

		16,649,515

	Household Durables — 0.7%
19,800	Fortune Brands, Inc.	1,262,646
23,801	Tempur-Pedic International, Inc.(b)	1,614,184

		2,876,830

	Household Products — 1.1%
13,471	Clorox Co. (The)	908,484
21,000	Colgate-Palmolive Co.	1,835,610
25,768	Procter & Gamble Co. (The)	1,638,072

		4,382,166

	Independent Power Producers & Energy Traders — 0.2%
54,800	Calpine Corp.(b)	883,924

	Insurance — 0.9%
81,700	Allstate Corp. (The)	2,494,301
83,959	Old Republic International Corp.	986,518

		3,480,819

	Internet & Catalog Retail — 3.2%
21,161	Amazon.com, Inc.(b)	4,327,213
18,882	Blue Nile, Inc.(b)	830,430
60,864	Expedia, Inc.	1,764,447
109,858	Liberty Media Corp. - Interactive, Class A(b)	1,842,319
7,916	Netflix, Inc.(b)	2,079,454
3,127	Priceline.com, Inc.(b)	1,600,805

		12,444,668

	Internet Software & Services — 2.8%
26,392	Ancestry.com, Inc.(b)	1,092,365
6,898	Google, Inc., Class A(b)	3,493,009
48,137	IAC/InterActiveCorp(b)	1,837,389
18,399	MercadoLibre, Inc.	1,459,777
41,686	Rackspace Hosting, Inc.(b)	1,781,659
9,517	SINA Corp.(b)(c)	990,720

		10,654,919

	IT Services — 4.9%
20,711	Alliance Data Systems Corp.(b)	1,948,284
18,332	Automatic Data Processing, Inc.	965,730

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	IT Services — continued
29,567	Fidelity National Information Services, Inc.	$910,368
12,600	MasterCard, Inc., Class A	3,796,884
34,534	Teradata Corp.(b)	2,078,947
85,341	Visa, Inc., Class A	7,190,832
36,260	Wright Express Corp.(b)	1,888,058

		18,779,103

	Life Sciences Tools & Services — 1.7%
28,503	Illumina, Inc.(b)	2,142,000
14,298	Mettler-Toledo International, Inc.(b)	2,411,644
34,664	PerkinElmer, Inc.	932,808
33,046	Pharmaceutical Product Development, Inc.	886,955

		6,373,407

	Machinery — 3.5%
71,409	Actuant Corp., Class A	1,915,903
9,300	Caterpillar, Inc.	990,078
59,300	Illinois Tool Works, Inc.	3,349,857
54,121	John Bean Technologies Corp.	1,045,618
26,883	Kadant, Inc.(b)	847,083
9,294	Middleby Corp. (The)(b)	874,008
23,828	SPX Corp.	1,969,622
35,102	TriMas Corp.(b)	868,775
23,361	WABCO Holdings, Inc.(b)	1,613,311

		13,474,255

	Marine — 0.4%
26,826	Kirby Corp.(b)	1,520,229

	Media — 3.1%
156,100	Comcast Corp., Special Class A	3,782,303
32,351	Liberty Media-Starz, Series A(b)	2,434,089
30,746	Madison Square Garden, Inc., Class A(b)	846,437
77,085	Omnicom Group, Inc.	3,712,414
29,300	Walt Disney Co. (The)	1,143,872

		11,919,115

	Metals & Mining — 0.6%
43,572	Reliance Steel & Aluminum Co.	2,163,350

	Multi Utilities — 0.3%
51,956	MDU Resources Group, Inc.	1,169,010

	Multiline Retail — 0.8%
8,002	Big Lots, Inc.(b)	265,266
37,579	Dollar Tree, Inc.(b)	2,503,513
3,457	Target Corp.	162,168

		2,930,947

	Oil, Gas & Consumable Fuels — 5.5%
24,800	Apache Corp.	3,060,072
41,003	Brigham Exploration Co.(b)	1,227,220

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — continued
77,400	Cloud Peak Energy, Inc.(b)	$1,648,620
16,352	Concho Resources, Inc.(b)	1,501,931
55,889	QEP Resources, Inc.	2,337,837
48,400	Range Resources Corp.	2,686,200
19,998	SemGroup Corp., Class A(b)	513,348
19,406	SM Energy Co.	1,425,953
55,100	Ultra Petroleum Corp.(b)	2,523,580
146,300	Williams Cos., Inc. (The)	4,425,575

		21,350,336

	Personal Products — 0.7%
16,466	Estee Lauder Cos., Inc. (The), Class A	1,732,059
76,498	Prestige Brands Holdings, Inc.(b)	982,234

		2,714,293

	Pharmaceuticals — 1.9%
35,251	Merck & Co., Inc.	1,244,008
35,472	Novartis AG, ADR	2,167,694
21,856	Perrigo Co.	1,920,487
41,848	Valeant Pharmaceuticals International, Inc.	2,174,422

		7,506,611

	Professional Services — 0.3%
35,231	Verisk Analytics, Inc., Class A(b)	1,219,697

	Real Estate Management & Development — 0.7%
63,218	CB Richard Ellis Group, Inc., Class A(b)	1,587,404
13,540	Jones Lang LaSalle, Inc.	1,276,822

		2,864,226

	REITs — Diversified — 0.8%
17,585	Digital Realty Trust, Inc.	1,086,401
39,115	Potlatch Corp.	1,379,586
27,294	Weyerhaeuser Co.	596,647

		3,062,634

	REITs — Healthcare — 0.3%
71,405	Sabra Healthcare REIT, Inc.	1,193,178

	Road & Rail — 1.1%
97,492	Avis Budget Group, Inc.(b)	1,666,138
78,106	Celadon Group, Inc.(b)	1,090,360
27,368	Kansas City Southern(b)	1,623,744

		4,380,242

	Semiconductors & Semiconductor Equipment — 5.4%
24,665	Altera Corp.	1,143,223
16,998	Analog Devices, Inc.	665,302
295,500	Applied Materials, Inc.	3,844,455
62,107	ARM Holdings PLC, Sponsored ADR	1,765,702
23,749	Avago Technologies Ltd.	902,462

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Shares	Description	Value (†)

	Semiconductors & Semiconductor Equipment — continued
204,441	Integrated Device Technology, Inc.(b)	$1,606,906
280,600	Intel Corp.	6,218,096
33,349	Microchip Technology, Inc.	1,264,260
103,000	Texas Instruments, Inc.	3,381,490

		20,791,896

	Software — 4.7%
17,399	Citrix Systems, Inc.(b)	1,391,920
21,791	FactSet Research Systems, Inc.	2,229,655
65,201	Fortinet, Inc.(b)	1,779,335
41,632	Informatica Corp.(b)	2,432,558
28,714	MICROS Systems, Inc.(b)	1,427,373
45,126	Microsoft Corp.	1,173,276
106,016	Oracle Corp.	3,488,986
31,993	QLIK Technologies, Inc.(b)	1,089,682
12,113	Salesforce.com, Inc.(b)	1,804,595
50,659	Synopsys, Inc.(b)	1,302,443

		18,119,823

	Specialty Retail — 2.2%
18,389	Abercrombie & Fitch Co., Class A	1,230,592
4,611	AutoZone, Inc.(b)	1,359,553
39,500	CarMax, Inc.(b)	1,306,265
24,316	Home Depot, Inc. (The)	880,726
16,620	Lowe’s Cos., Inc.	387,412
32,955	PetSmart, Inc.	1,495,168
108,718	Sally Beauty Holdings, Inc.(b)	1,859,078

		8,518,794

	Textiles, Apparel & Luxury Goods — 1.8%
29,383	Fossil, Inc.(b)	3,458,967
22,864	Lululemon Athletica, Inc.(b)	2,556,652
10,400	NIKE, Inc., Class B	935,792

		6,951,411

	Water Utilities — 0.9%
110,863	American Water Works Co., Inc.	3,264,915

	Wireless Telecommunication Services — 0.3%
59,835	NTELOS Holdings Corp.	1,221,831

	Total Common Stocks (Identified Cost $300,726,805)	375,383,183

Closed End Investment Companies — 0.4%
93,158	Ares Capital Corp. (Identified Cost $1,239,646)	1,497,049

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 3.0%
$11,463,991	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $11,463,991 on 7/01/2011 collateralized by $2,040,000 Federal Farm Credit Bank, 2.750% due 5/16/2017 valued at $2,050,200; $5,610,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $5,687,138; $3,970,000 Federal Home Loan Mortgage Corp., 2.000% due 12/03/2015 valued at $3,970,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,463,991)	$11,463,991

	Total Investments — 100.7% (Identified Cost $313,430,442)(a)	388,344,223
	Other assets less liabilities — (0.7)%	(2,520,175)

	Net Assets — 100.0%	$385,824,048

Shares
Written Options — (0.0%)
	Options on Securities — (0.0%)
9,400	SINA Corp., Call expiring August 20, 2011 at 105 (Premiums Received $59,875)	$(108,570)

*	Formerly Natixis U.S. Diversified Portfolio.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $313,430,442 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$78,569,175
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,655,394)

	Net unrealized appreciation	$74,913,781

(b)	Non-income producing security.
(c)	All or a portion of this security has been pledged as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Natixis U.S. Multi-Cap Equity Fund* – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	5.5%
Semiconductors & Semiconductor Equipment	5.4
IT Services	4.9
Software	4.7
Hotels, Restaurants & Leisure	4.3
Health Care Equipment & Supplies	4.1
Machinery	3.5
Capital Markets	3.4
Energy Equipment & Services	3.4
Internet & Catalog Retail	3.2
Media	3.1
Diversified Financial Services	2.9
Communications Equipment	2.8
Internet Software & Services	2.8
Food Products	2.6
Health Care Providers & Services	2.6
Aerospace & Defense	2.4
Specialty Retail	2.2
Commercial Banks	2.2
Other Investments, less than 2% each	31.7
Short-Term Investments	3.0

Total Investments	100.7
Other assets less liabilities (including written options)	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 91.4% of Net Assets
	Aerospace & Defense — 0.6%
49,625	Alliant Techsystems, Inc.	$3,539,751

	Auto Components — 1.8%
218,475	Tenneco, Inc.(b)	9,628,193

	Building Products — 2.3%
144,587	A.O. Smith Corp.	6,116,030
150,625	Lennox International, Inc.	6,487,419

		12,603,449

	Capital Markets — 4.4%
789,550	Apollo Investment Corp.	8,061,305
419,150	Fifth Street Finance Corp.	4,862,140
120,925	KBW, Inc.	2,261,298
233,675	Waddell & Reed Financial, Inc., Class A	8,494,086

		23,678,829

	Chemicals — 4.2%
213,075	Scotts Miracle-Gro Co. (The), Class A	10,932,878
262,425	Sensient Technologies Corp.	9,728,095
82,500	Solutia, Inc.(b)	1,885,125

		22,546,098

	Commercial Banks — 5.9%
538,300	Associated Banc-Corp	7,482,370
102,425	Bank of Hawaii Corp.	4,764,811
569,480	FirstMerit Corp.	9,402,115
232,725	Prosperity Bancshares, Inc.	10,198,009

		31,847,305

	Commercial Services & Supplies — 5.6%
97,550	Consolidated Graphics, Inc.(b)	5,360,372
397,600	Corrections Corp. of America(b)	8,608,040
246,325	KAR Auction Services, Inc.(b)	4,658,006
184,325	McGrath Rentcorp	5,175,846
203,403	Waste Connections, Inc.	6,453,977

		30,256,241

	Communications Equipment — 0.4%
103,275	Calix, Inc.(b)	2,150,186

	Computers & Peripherals — 1.8%
422,650	QLogic Corp.(b)	6,728,588
185,325	Super Micro Computer, Inc.(b)	2,981,879

		9,710,467

	Construction & Engineering — 1.4%
219,150	MasTec, Inc.(b)	4,321,638
147,325	MYR Group, Inc.(b)	3,447,405

		7,769,043

See accompanying notes to financial statements.

|  78

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Construction Materials — 0.7%
137,725	Eagle Materials, Inc.	$3,838,396

	Consumer Finance — 1.3%
169,525	First Cash Financial Services, Inc.(b)	7,118,355

	Containers & Packaging — 3.9%
240,500	Packaging Corp. of America	6,731,595
350,200	Silgan Holdings, Inc.	14,347,694

		21,079,289

	Electric Utilities — 3.0%
228,600	Cleco Corp.	7,966,710
250,125	El Paso Electric Co.	8,079,038

		16,045,748

	Electrical Equipment — 2.3%
159,675	EnerSys(b)	5,496,013
133,475	Thomas & Betts Corp.(b)	7,187,629

		12,683,642

	Electronic Equipment, Instruments & Components — 1.2%
25,100	ScanSource, Inc.(b)	940,748
116,475	Tech Data Corp.(b)	5,694,463

		6,635,211

	Energy Equipment & Services — 3.6%
136,050	Oil States International, Inc.(b)	10,871,755
144,150	Unit Corp.(b)	8,783,060

		19,654,815

	Gas Utilities — 0.6%
94,525	Atmos Energy Corp.	3,142,956

	Health Care Equipment & Supplies — 3.1%
172,300	Teleflex, Inc.	10,520,638
143,125	West Pharmaceutical Services, Inc.	6,263,150

		16,783,788

	Household Products — 0.0%
325	WD-40 Co.	12,688

	Insurance — 5.8%
1,360,050	CNO Financial Group, Inc.(b)	10,757,995
389,037	HCC Insurance Holdings, Inc.	12,254,665
347,975	Tower Group, Inc.	8,288,765

		31,301,425

	IT Services — 2.3%
193,700	CACI International, Inc., Class A(b)	12,218,596

	Machinery — 4.1%
358,975	Actuant Corp., Class A	9,631,299
788,400	Mueller Water Products, Inc., Class A	3,137,832

See accompanying notes to financial statements.

79  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Machinery — continued
97,625	Valmont Industries, Inc.	$9,410,074

		22,179,205

	Media — 1.7%
175,125	John Wiley & Sons, Inc., Class A	9,108,251

	Multi Utilities — 1.7%
283,700	NorthWestern Corp.	9,393,307

	Oil, Gas & Consumable Fuels — 3.0%
225,075	Brigham Exploration Co.(b)	6,736,495
188,089	Oasis Petroleum, Inc.(b)	5,582,481
240,900	Resolute Energy Corp.(b)	3,892,944

		16,211,920

	Professional Services — 2.1%
171,075	Towers Watson & Co., Class A	11,241,338

	REITs — Healthcare — 1.3%
615,350	Medical Properties Trust, Inc.	7,076,525

	REITs — Hotels — 0.9%
184,725	LaSalle Hotel Properties	4,865,657

	REITs — Mortgage — 0.9%
230,025	Invesco Mortgage Capital, Inc.	4,860,428

	REITs — Office Property — 1.5%
298,825	Government Properties Income Trust	8,074,252

	Road & Rail — 1.0%
208,300	Werner Enterprises, Inc.	5,217,915

	Semiconductors & Semiconductor Equipment — 1.7%
134,700	Silicon Laboratories, Inc.(b)	5,557,722
373,725	TriQuint Semiconductor, Inc.(b)	3,808,258

		9,365,980

	Software — 1.2%
42,800	Tyler Technologies, Inc.(b)	1,146,184
147,725	Verint Systems, Inc.(b)	5,471,734

		6,617,918

	Specialty Retail — 3.9%
301,722	Aaron’s, Inc.	8,526,664
122,400	DSW, Inc., Class A(b)	6,194,664
198,700	Penske Automotive Group, Inc.	4,518,438
195,050	PEP Boys-Manny Moe & Jack	2,131,896

		21,371,662

	Textiles, Apparel & Luxury Goods — 5.1%
256,625	Hanesbrands, Inc.(b)	7,326,644
187,750	Phillips-Van Heusen Corp.	12,291,992
196,550	Wolverine World Wide, Inc.	8,205,963

		27,824,599

See accompanying notes to financial statements.

|  80

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — 3.0%
593,400	Capitol Federal Financial, Inc.	$6,978,384
566,525	Washington Federal, Inc.	9,308,006

		16,286,390

	Trading Companies & Distributors — 2.1%
76,825	United Rentals, Inc.(b)	1,951,355
179,250	WESCO International, Inc.(b)	9,695,633

		11,646,988

	Total Common Stocks (Identified Cost $422,287,397)	495,586,806

Exchange Traded Funds — 4.0%
292,450	iShares Russell 2000 Value Index Fund (Identified Cost $20,964,040)	21,468,754

Closed End Investment Companies — 1.9%
651,750	Ares Capital Corp. (Identified Cost $9,910,005)	10,473,622

Principal Amount
Short-Term Investments — 3.1%
$16,856,805	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $16,856,805 on 7/01/2011 collateralized by $14,855,000 Federal National Mortgage Association, 5.000% due 3/15/2016 valued at $17,194,663 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,856,805)	16,856,805

	Total Investments — 100.4% (Identified Cost $470,018,247)(a)	544,385,987
	Other assets less liabilities — (0.4)%	(2,331,475)

	Net Assets — 100.0%	$542,054,512

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $470,018,247 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$79,853,100
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,485,360)

	Net unrealized appreciation	$74,367,740

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

81  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at June 30, 2011 (Unaudited)

Commercial Banks	5.9%
Insurance	5.8
Commercial Services & Supplies	5.6
Textiles, Apparel & Luxury Goods	5.1
Capital Markets	4.4
Chemicals	4.2
Machinery	4.1
Exchange Traded Funds	4.0
Specialty Retail	3.9
Containers & Packaging	3.9
Energy Equipment & Services	3.6
Health Care Equipment & Supplies	3.1
Thrifts & Mortgage Finance	3.0
Oil, Gas & Consumable Fuels	3.0
Electric Utilities	3.0
Electrical Equipment	2.3
Building Products	2.3
IT Services	2.3
Trading Companies & Distributors	2.1
Professional Services	2.1
Other Investments, less than 2% each	23.6
Short-Term Investments	3.1

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  82

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)

Common Stocks — 92.6% of Net Assets
	Auto Components — 2.2%
15,275	Autoliv, Inc.	$1,198,324
20,575	Tenneco, Inc.(b)	906,740

		2,105,064

	Beverages — 1.6%
19,325	Hansen Natural Corp.(b)	1,564,359

	Capital Markets — 5.5%
13,950	Affiliated Managers Group, Inc.(b)	1,415,227
131,650	Apollo Investment Corp.	1,344,147
55,700	Invesco Ltd.	1,303,380
53,600	SEI Investments Co.	1,206,536

		5,269,290

	Chemicals — 7.7%
15,100	Airgas, Inc.	1,057,604
41,300	Celanese Corp., Series A	2,201,703
17,775	FMC Corp.	1,529,005
28,500	International Flavors & Fragrances, Inc.	1,830,840
33,800	Solutia, Inc.(b)	772,330

		7,391,482

	Computers & Peripherals — 1.8%
90,975	NCR Corp.(b)	1,718,518

	Construction & Engineering — 0.9%
13,225	Fluor Corp.	855,129

	Consumer Finance — 1.5%
40,200	Ezcorp, Inc., Class A(b)	1,430,115

	Containers & Packaging — 4.1%
58,175	Crown Holdings, Inc.(b)	2,258,354
60,675	Packaging Corp. of America	1,698,293

		3,956,647

	Electrical Equipment — 1.8%
16,125	Cooper Industries PLC	962,179
11,875	Hubbell, Inc., Class B	771,281

		1,733,460

	Electronic Equipment, Instruments & Components — 1.3%
30,525	Arrow Electronics, Inc.(b)	1,266,788

	Energy Equipment & Services — 3.4%
18,800	Dresser-Rand Group, Inc.(b)	1,010,500
61,425	McDermott International, Inc.(b)	1,216,829
27,625	Superior Energy Services, Inc.(b)	1,025,993

		3,253,322

	Food Products — 2.6%
17,525	J.M. Smucker Co. (The)	1,339,611

See accompanying notes to financial statements.

83  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Food Products — continued
12,925	Ralcorp Holdings, Inc.(b)	$1,119,046

		2,458,657

	Household Durables — 2.0%
55,850	Jarden Corp.	1,927,383

	Insurance — 6.9%
58,925	Lincoln National Corp.	1,678,773
35,400	Reinsurance Group of America, Inc., Class A	2,154,444
40,850	Willis Group Holdings PLC	1,679,344
47,450	XL Group PLC	1,042,951

		6,555,512

	Internet Software & Services — 1.6%
47,025	Digital River, Inc.(b)	1,512,324

	Life Sciences Tools & Services — 3.5%
29,250	Agilent Technologies, Inc.(b)	1,494,967
34,700	Life Technologies Corp.(b)	1,806,829

		3,301,796

	Machinery — 8.0%
14,100	AGCO Corp.(b)	695,976
13,675	Flowserve Corp.	1,502,746
14,675	Ingersoll-Rand PLC	666,392
24,875	Kennametal, Inc.	1,049,974
28,750	Navistar International Corp.(b)	1,623,225
7,975	SPX Corp.	659,213
21,275	WABCO Holdings, Inc.(b)	1,469,251

		7,666,777

	Media — 3.7%
81,250	CBS Corp., Class B	2,314,812
29,250	Discovery Communications, Inc., Class A(b)	1,198,080

		3,512,892

	Metals & Mining — 0.6%
5,150	Walter Energy, Inc.	596,370

	Multiline Retail — 2.3%
37,750	Big Lots, Inc.(b)	1,251,412
26,450	Dollar General Corp.(b)	896,391

		2,147,803

	Oil, Gas & Consumable Fuels — 3.6%
8,975	Cimarex Energy Co.	807,032
37,475	El Paso Corp.	756,995
10,575	Noble Energy, Inc.	947,837
9,850	Pioneer Natural Resources Co.	882,265

		3,394,129

	Pharmaceuticals — 1.4%
14,886	Valeant Pharmaceuticals International, Inc.	773,477
25,100	Warner Chilcott PLC, Class A	605,663

		1,379,140

See accompanying notes to financial statements.

|  84

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Professional Services — 2.4%
34,825	Towers Watson & Co., Class A	$2,288,351

	REITs — Apartments — 1.5%
55,475	Apartment Investment & Management Co., Class A	1,416,277

	REITs — Hotels — 1.6%
89,923	Host Hotels & Resorts, Inc.	1,524,195

	Road & Rail — 1.8%
124,550	Swift Transportation Co.(b)	1,687,652

	Semiconductors & Semiconductor Equipment — 4.7%
30,550	Altera Corp.	1,415,992
46,150	Avago Technologies Ltd.	1,753,700
59,075	Skyworks Solutions, Inc.(b)	1,357,544

		4,527,236

	Software — 4.8%
22,325	Adobe Systems, Inc.(b)	702,121
11,175	Intuit, Inc.(b)	579,536
101,525	Nuance Communications, Inc.(b)	2,179,742
47,925	Parametric Technology Corp.(b)	1,098,920

		4,560,319

	Specialty Retail — 1.9%
37,175	Collective Brands, Inc.(b)	546,101
30,275	Guess?, Inc.	1,273,366

		1,819,467

	Textiles, Apparel & Luxury Goods — 2.6%
26,000	Phillips-Van Heusen Corp.	1,702,220
6,900	VF Corp.	749,064

		2,451,284

	Tobacco — 1.7%
14,850	Lorillard, Inc.	1,616,720

	Trading Companies & Distributors — 1.6%
28,425	WESCO International, Inc.(b)	1,537,508

	Total Common Stocks (Identified Cost $80,383,235)	88,425,966

Closed End Investment Companies — 1.4%
82,875	Ares Capital Corp. (Identified Cost $1,235,427)	1,331,801

Principal Amount
Short-Term Investments — 4.2%
$4,059,678	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2011 at 0.000% to be repurchased at $4,059,678 on 7/01/2011 collateralized by $4,050,000 Federal National Mortgage Association, 2.250% due 3/15/2016 valued at $4,145,145 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,059,678)	4,059,678

See accompanying notes to financial statements.

81  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Vaughan Nelson Value Opportunity Fund – (continued)

	Description	Value (†)

	Total Investments — 98.2% (Identified Cost $85,678,340)(a)	$93,817,445
	Other assets less liabilities — 1.8%	1,689,440

	Net Assets — 100.0%	$95,506,885

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $85,678,340 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,767,592
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,628,487)

	Net unrealized appreciation	$8,139,105

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2011 (Unaudited)

Machinery	8.0%
Chemicals	7.7
Insurance	6.9
Capital Markets	5.5
Software	4.8
Semiconductors & Semiconductor Equipment	4.7
Containers & Packaging	4.1
Media	3.7
Oil, Gas & Consumable Fuels	3.6
Life Sciences Tools & Services	3.5
Energy Equipment & Services	3.4
Food Products	2.6
Textiles, Apparel & Luxury Goods	2.6
Professional Services	2.4
Multiline Retail	2.3
Auto Components	2.2
Household Durables	2.0
Other Investments, less than 2% each	24.0
Short-Term Investments	4.2

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  82

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund

Shares	Description	Value (†)

Common Stocks — 99.7% of Net Assets
	Aerospace & Defense — 2.9%
276	General Dynamics Corp.	$20,567
338	Honeywell International, Inc.	20,141
220	ITT Corp.	12,965
306	L-3 Communications Holdings, Inc.	26,760
95	Lockheed Martin Corp.	7,692
333	Northrop Grumman Corp.	23,094
31	Precision Castparts Corp.	5,104
323	Raytheon Co.	16,102
817	Textron, Inc.	19,289
255	United Technologies Corp.	22,570

		174,284

	Air Freight & Logistics — 0.2%
98	C.H. Robinson Worldwide, Inc.	7,726
81	United Parcel Service, Inc., Class B	5,908

		13,634

	Airlines — 0.3%
1,737	Southwest Airlines Co.	19,837

	Auto Components — 0.1%
113	Johnson Controls, Inc.	4,708

	Automobiles — 0.5%
2,146	Ford Motor Co.(b)	29,593

	Beverages — 1.9%
558	Coca-Cola Co. (The)	37,548
1,277	Coca-Cola Enterprises, Inc.	37,263
831	Constellation Brands, Inc., Class A(b)	17,301
247	Dr Pepper Snapple Group, Inc.	10,357
188	PepsiCo, Inc.	13,241

		115,710

	Biotechnology — 1.1%
198	Amgen, Inc.(b)	11,553
289	Biogen Idec, Inc.(b)	30,900
289	Cephalon, Inc.(b)	23,091

		65,544

	Building Products — 0.1%
618	Masco Corp.	7,435

	Capital Markets — 1.2%
230	Ameriprise Financial, Inc.	13,267
219	Goldman Sachs Group, Inc. (The)	29,147
1,225	Morgan Stanley	28,187
102	State Street Corp.	4,599

		75,200

	Chemicals — 1.4%
431	Dow Chemical Co. (The)	15,516

See accompanying notes to financial statements.

87  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Chemicals — continued
424	E. I. du Pont de Nemours & Co.	$22,917
183	Eastman Chemical Co.	18,679
68	International Flavors & Fragrances, Inc.	4,368
131	Monsanto Co.	9,503
123	PPG Industries, Inc.	11,167

		82,150

	Commercial Banks — 1.8%
1,230	Fifth Third Bancorp	15,682
2,494	KeyCorp	20,775
319	PNC Financial Services Group, Inc.	19,016
126	SunTrust Banks, Inc.	3,251
1,780	Wells Fargo & Co.	49,947

		108,671

	Commercial Services & Supplies — 0.7%
319	Avery Dennison Corp.	12,323
1,255	R. R. Donnelley & Sons Co.	24,611
92	Stericycle, Inc.(b)	8,199

		45,133

	Communications Equipment — 2.1%
972	Cisco Systems, Inc.	15,173
201	F5 Networks, Inc.(b)	22,160
1,338	JDS Uniphase Corp.(b)	22,291
569	Motorola Solutions, Inc.(b)	26,197
750	Qualcomm, Inc.	42,593

		128,414

	Computers & Peripherals — 4.2%
402	Apple, Inc.(b)	134,939
664	Dell, Inc.(b)	11,069
1,112	EMC Corp.(b)	30,636
862	Hewlett-Packard Co.	31,377
747	Lexmark International, Inc., Class A(b)	21,857
190	SanDisk Corp.(b)	7,885
412	Western Digital Corp.(b)	14,988

		252,751

	Construction & Engineering — 0.3%
270	Fluor Corp.	17,458

	Consumer Finance — 1.0%
609	Capital One Financial Corp.	31,467
1,079	Discover Financial Services	28,863

		60,330

	Containers & Packaging — 0.7%
435	Ball Corp.	16,730
275	Bemis Co., Inc.	9,289

See accompanying notes to financial statements.

|  88

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Containers & Packaging — continued
734	Sealed Air Corp.	$17,462

		43,481

	Diversified Consumer Services — 0.8%
555	Apollo Group, Inc., Class A(b)	24,242
212	DeVry, Inc.	12,536
789	H&R Block, Inc.	12,656

		49,434

	Diversified Financial Services — 3.3%
2,550	Bank of America Corp.	27,948
1,287	Citigroup, Inc.	53,591
1,652	JPMorgan Chase & Co.	67,633
525	Leucadia National Corp.	17,902
560	Moody’s Corp.	21,476
382	NASDAQ OMX Group, Inc. (The)(b)	9,665

		198,215

	Diversified Telecommunication Services — 2.5%
2,524	AT&T, Inc.	79,279
112	CenturyLink, Inc.	4,528
1,762	Verizon Communications, Inc.	65,599

		149,406

	Electric Utilities — 0.4%
113	Entergy Corp.	7,716
173	FirstEnergy Corp.	7,638
105	Northeast Utilities	3,693
205	Pepco Holdings, Inc.	4,024

		23,071

	Electrical Equipment — 0.5%
253	Rockwell Automation, Inc.	21,950
124	Roper Industries, Inc.	10,329

		32,279

	Electronic Equipment, Instruments & Components — 0.2%
614	Jabil Circuit, Inc.	12,403

	Energy Equipment & Services — 3.6%
362	Baker Hughes, Inc.	26,267
350	FMC Technologies, Inc.(b)	15,676
677	Halliburton Co.	34,527
326	Helmerich & Payne, Inc.	21,555
559	Nabors Industries Ltd.(b)	13,774
618	National-Oilwell Varco, Inc.	48,334
286	Rowan Cos., Inc.(b)	11,099
537	Schlumberger Ltd.	46,397

		217,629

	Food & Staples Retailing — 1.9%
123	Costco Wholesale Corp.	9,992

See accompanying notes to financial statements.

89  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Food & Staples Retailing — continued
509	CVS Caremark Corp.	$19,128
601	Safeway, Inc.	14,045
376	SUPERVALU, Inc.	3,538
448	Wal-Mart Stores, Inc.	23,807
708	Walgreen Co.	30,062
257	Whole Foods Market, Inc.	16,307

		116,879

	Food Products — 1.4%
281	ConAgra Foods, Inc.	7,253
2,429	Dean Foods Co.(b)	29,804
376	Hormel Foods Corp.	11,209
103	J.M. Smucker Co. (The)	7,873
267	Sara Lee Corp.	5,070
1,332	Tyson Foods, Inc., Class A	25,867

		87,076

	Gas Utilities — 0.3%
245	Oneok, Inc.	18,132

	Health Care Equipment & Supplies — 0.6%
282	Baxter International, Inc.	16,833
240	Edwards Lifesciences Corp.(b)	20,923

		37,756

	Health Care Providers & Services — 4.8%
529	Aetna, Inc.	23,324
499	AmerisourceBergen Corp.	20,658
279	Cardinal Health, Inc.	12,672
484	CIGNA Corp.	24,892
900	Coventry Health Care, Inc.(b)	32,823
39	DaVita, Inc.(b)	3,378
681	Humana, Inc.	54,848
161	McKesson Corp.	13,468
91	Quest Diagnostics, Inc.	5,378
1,173	UnitedHealth Group, Inc.	60,503
527	WellPoint, Inc.	41,512

		293,456

	Health Care Technology — 0.2%
180	Cerner Corp.(b)	11,000

	Hotels, Restaurants & Leisure — 1.9%
81	Chipotle Mexican Grill, Inc.(b)	24,963
93	Darden Restaurants, Inc.	4,628
135	McDonald’s Corp.	11,383
261	Starbucks Corp.	10,307
741	Wyndham Worldwide Corp.	24,935
223	Wynn Resorts Ltd.	32,009
171	Yum! Brands, Inc.	9,446

		117,671

See accompanying notes to financial statements.

|  86

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Household Durables — 0.8%
1,864	D.R. Horton, Inc.	$21,473
303	Harman International Industries, Inc.	13,808
326	Lennar Corp., Class A	5,917
416	Newell Rubbermaid, Inc.	6,564

		47,762

	Household Products — 0.9%
816	Procter & Gamble Co. (The)	51,873

	Independent Power Producers & Energy Traders — 1.0%
1,526	AES Corp. (The)(b)	19,441
496	Constellation Energy Group, Inc.	18,828
965	NRG Energy, Inc.(b)	23,720

		61,989

	Industrial Conglomerates — 2.0%
5,651	General Electric Co.	106,578
356	Tyco International Ltd.	17,597

		124,175

	Insurance — 2.1%
576	American International Group, Inc.(b)	16,888
262	Berkshire Hathaway, Inc., Class B(b)	20,276
911	Hartford Financial Services Group, Inc. (The)	24,023
441	Lincoln National Corp.	12,564
276	Marsh & McLennan Cos., Inc.	8,609
229	Prudential Financial, Inc.	14,562
222	Travelers Cos., Inc. (The)	12,960
728	Unum Group	18,550

		128,432

	Internet & Catalog Retail — 1.0%
174	Amazon.com, Inc.(b)	35,581
101	Netflix, Inc.(b)	26,532

		62,113

	Internet Software & Services — 0.9%
605	eBay, Inc.(b)	19,524
53	Google, Inc., Class A(b)	26,838
268	VeriSign, Inc.	8,967

		55,329

	IT Services — 3.9%
263	Cognizant Technology Solutions Corp., Class A(b)	19,289
554	Computer Sciences Corp.	21,030
680	Fidelity National Information Services, Inc.	20,937
248	Fiserv, Inc.(b)	15,532
606	International Business Machines Corp.	103,959
1,097	SAIC, Inc.(b)	18,452
442	Teradata Corp.(b)	26,608

See accompanying notes to financial statements.

91  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	IT Services — continued
627	Total System Services, Inc.	$11,650

		237,457

	Life Sciences Tools & Services — 0.5%
385	Agilent Technologies, Inc.(b)	19,677
215	Thermo Fisher Scientific, Inc.(b)	13,844

		33,521

	Machinery — 2.6%
353	Caterpillar, Inc.	37,580
76	Cummins, Inc.	7,865
278	Deere & Co.	22,921
136	Dover Corp.	9,221
219	Eaton Corp.	11,268
280	Joy Global, Inc.	26,667
241	Pall Corp.	13,551
231	Parker Hannifin Corp.	20,730
97	Snap-on, Inc.	6,061

		155,864

	Media — 3.9%
453	Cablevision Systems Corp., Class A	16,403
1,589	CBS Corp., Class B	45,271
1,692	Comcast Corp., Class A	42,875
148	DIRECTV, Class A(b)	7,521
1,577	Gannett Co., Inc.	22,583
1,559	Interpublic Group of Cos., Inc. (The)	19,488
288	McGraw-Hill Cos., Inc. (The)	12,070
124	Omnicom Group, Inc.	5,972
307	Time Warner Cable, Inc.	23,958
413	Viacom, Inc., Class B	21,063
187	Walt Disney Co. (The)	7,301
31	Washington Post Co. (The), Class B	12,987

		237,492

	Metals & Mining — 1.5%
1,505	Alcoa, Inc.	23,869
201	Cliffs Natural Resources, Inc.	18,583
802	Freeport-McMoRan Copper & Gold, Inc.	42,426
85	Newmont Mining Corp.	4,587

		89,465

	Multi Utilities — 1.2%
624	Ameren Corp.	17,996
674	CenterPoint Energy, Inc.	13,042
172	CMS Energy Corp.	3,387
353	DTE Energy Co.	17,657
387	Integrys Energy Group, Inc.	20,062

		72,144

See accompanying notes to financial statements.

|  92

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Multiline Retail — 1.0%
234	Big Lots, Inc.(b)	$7,757
120	Family Dollar Stores, Inc.	6,307
71	Kohl’s Corp.	3,551
910	Macy’s, Inc.	26,609
363	Target Corp.	17,028

		61,252

	Office Electronics — 0.4%
2,096	Xerox Corp.	21,819

	Oil, Gas & Consumable Fuels — 11.3%
31	Apache Corp.	3,825
248	Cabot Oil & Gas Corp.	16,445
1,191	Chevron Corp.	122,482
1,059	ConocoPhillips	79,626
1,036	El Paso Corp.	20,927
2,471	ExxonMobil Corp.	201,090
101	Hess Corp.	7,551
1,089	Marathon Oil Corp.	57,368
266	Murphy Oil Corp.	17,466
324	Occidental Petroleum Corp.	33,709
228	Peabody Energy Corp.	13,431
430	Sunoco, Inc.	17,935
1,871	Tesoro Corp.(b)	42,865
1,452	Valero Energy Corp.	37,128
499	Williams Cos., Inc. (The)	15,095

		686,943

	Paper & Forest Products — 0.6%
860	International Paper Co.	25,645
262	MeadWestvaco Corp.	8,727

		34,372

	Personal Products — 0.4%
231	Estee Lauder Cos., Inc. (The), Class A	24,299

	Pharmaceuticals — 3.8%
216	Abbott Laboratories	11,366
481	Eli Lilly & Co.	18,052
828	Forest Laboratories, Inc.(b)	32,574
786	Johnson & Johnson	52,285
307	Merck & Co., Inc.	10,834
4,314	Pfizer, Inc.	88,868
252	Watson Pharmaceuticals, Inc.(b)	17,320

		231,299

	Real Estate Management & Development — 0.4%
978	CB Richard Ellis Group, Inc., Class A(b)	24,558

	REITs — Apartments — 0.3%
26	AvalonBay Communities, Inc.	3,338

See accompanying notes to financial statements.

93  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	REITs — Apartments — continued
253	Equity Residential	$15,180

		18,518

	REITs — Diversified — 0.8%
193	Plum Creek Timber Co., Inc.	7,824
160	Vornado Realty Trust	14,909
1,169	Weyerhaeuser Co.	25,554

		48,287

	REITs — Office Property — 0.1%
47	Boston Properties, Inc.	4,990

	REITs — Regional Malls — 0.2%
107	Simon Property Group, Inc.	12,437

	REITs — Shopping Centers — 0.1%
283	Kimco Realty Corp.	5,275

	Road & Rail — 0.9%
891	CSX Corp.	23,362
73	Norfolk Southern Corp.	5,470
236	Union Pacific Corp.	24,638

		53,470

	Semiconductors & Semiconductor Equipment — 3.1%
591	Altera Corp.	27,393
165	Analog Devices, Inc.	6,458
1,057	Applied Materials, Inc.	13,751
1,413	Intel Corp.	31,312
175	KLA-Tencor Corp.	7,084
993	LSI Corp.(b)	7,070
188	Microchip Technology, Inc.	7,127
2,799	Micron Technology, Inc.(b)	20,936
345	Novellus Systems, Inc.(b)	12,468
699	NVIDIA Corp.(b)	11,139
1,577	Teradyne, Inc.(b)	23,340
449	Texas Instruments, Inc.	14,741
91	Xilinx, Inc.	3,319

		186,138

	Software — 4.3%
183	Autodesk, Inc.(b)	7,064
164	BMC Software, Inc.(b)	8,971
487	CA, Inc.	11,123
336	Citrix Systems, Inc.(b)	26,880
706	Compuware Corp.(b)	6,890
277	Electronic Arts, Inc.(b)	6,537
370	Intuit, Inc.(b)	19,188
2,576	Microsoft Corp.	66,976
1,678	Oracle Corp.	55,223
154	Red Hat, Inc.(b)	7,069
158	Salesforce.com, Inc.(b)	23,539

See accompanying notes to financial statements.

|  94

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Software — continued
1,006	Symantec Corp.(b)	$19,838

		259,298

	Specialty Retail — 3.5%
331	Abercrombie & Fitch Co., Class A	22,150
628	AutoNation, Inc.(b)	22,991
81	AutoZone, Inc.(b)	23,883
136	Best Buy Co., Inc.	4,272
179	CarMax, Inc.(b)	5,920
934	GameStop Corp., Class A(b)	24,910
321	Gap, Inc. (The)	5,810
861	Limited Brands, Inc.	33,105
363	Lowe’s Cos., Inc.	8,462
1,323	RadioShack Corp.	17,609
119	Ross Stores, Inc.	9,534
855	Staples, Inc.	13,509
283	Tiffany & Co.	22,221

		214,376

	Textiles, Apparel & Luxury Goods — 0.4%
197	Coach, Inc.	12,594
107	Polo Ralph Lauren Corp.	14,189

		26,783

	Tobacco — 1.8%
781	Altria Group, Inc.	20,626
123	Lorillard, Inc.	13,391
876	Philip Morris International, Inc.	58,491
436	Reynolds American, Inc.	16,154

		108,662

	Trading Companies & Distributors — 0.1%
41	W.W. Grainger, Inc.	6,300

	Wireless Telecommunication Services — 1.0%
1,795	MetroPCS Communications, Inc.(b)	30,892
5,924	Sprint Nextel Corp.(b)	31,930

		62,822

	Total Common Stocks (Identified Cost $5,331,738)	6,058,254

	Total Investments — 99.7% (Identified Cost $5,331,738)(a)	6,058,254
	Other assets less liabilities — 0.3%	17,754

	Net Assets — 100.0%	$6,076,008

See accompanying notes to financial statements.

91  |

Portfolio of Investments – as of June 30, 2011 (Unaudited)

Westpeak ActiveBeta® Equity Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2011, the net unrealized appreciation on investments based on a cost of $5,331,738 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$806,977
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(80,461)

	Net unrealized appreciation	$726,516

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Health Care Providers & Services	4.8
Software	4.3
Computers & Peripherals	4.2
Media	3.9
IT Services	3.9
Pharmaceuticals	3.8
Energy Equipment & Services	3.6
Specialty Retail	3.5
Diversified Financial Services	3.3
Semiconductors & Semiconductor Equipment	3.1
Aerospace & Defense	2.9
Machinery	2.6
Diversified Telecommunication Services	2.5
Insurance	2.1
Communications Equipment	2.1
Industrial Conglomerates	2.0
Other Investments, less than 2% each	35.8

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  92

Statements of Assets & Liabilities

June 30, 2011 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund*
ASSETS
Investments at cost	$832,714,209	$123,200,509	$63,581,180
Net unrealized appreciation	28,357,600	16,914,379	2,999,157

Investments at value	861,071,809	140,114,888	66,580,337
Cash	103,462	9,397	33,338
Foreign currency at value (identified cost $0, $0 and $21,692)	—	—	22,001
Receivable for Fund shares sold	551,777	6,701	436,517
Receivable for securities sold	16,938,743	1,854,639	426,342
Dividends and interest receivable	608,512	140,402	476,635
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	3,000
Tax reclaims receivable	—	—	2,298

TOTAL ASSETS	879,274,303	142,126,027	67,980,468

LIABILITIES
Payable for securities purchased	18,259,544	525,445	91,300
Payable for Fund shares redeemed	2,580,236	48,652	300,768
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	2,512
Management fees payable (Note 6)	475,428	90,643	30,275
Deferred Trustees’ fees (Note 6)	692,727	362,201	50,963
Administrative fees payable (Note 6)	31,711	5,191	2,538
Other accounts payable and accrued expenses	227,957	99,196	47,378

TOTAL LIABILITIES	22,267,603	1,131,328	525,734

NET ASSETS	$857,006,700	$140,994,699	$67,454,734

NET ASSETS CONSIST OF:
Paid-in capital	$760,916,287	$144,908,050	$84,847,619
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(358,716)	(105,476)	195,097
Accumulated net realized gain (loss) on investments and foreign currency transactions	68,091,529	(20,722,254)	(20,589,609)
Net unrealized appreciation on investments and foreign currency translations	28,357,600	16,914,379	3,001,627

NET ASSETS	$857,006,700	$140,994,699	$67,454,734

*	Formerly Natixis Income Diversified Portfolio.

See accompanying notes to financial statements.

93  |

	Natixis U.S. Multi-Cap Equity Fund**	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
ASSETS
Investments at cost	$313,430,442	$470,018,247	$85,678,340	$5,331,738
Net unrealized appreciation	74,913,781	74,367,740	8,139,105	726,516

Investments at value	388,344,223	544,385,987	93,817,445	6,058,254
Cash	7,048	—	—	14,723
Receivable for Fund shares sold	142,423	93,046	1,776,482	—
Receivable from investment adviser (Note 6)	—	—	—	38,089
Receivable for securities sold	2,402,112	—	350,447	—
Dividends and interest receivable	255,865	960,648	103,911	6,083
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	—	—
Tax reclaims receivable	—	—	—	46

TOTAL ASSETS	391,151,671	545,439,681	96,048,285	6,117,195

LIABILITIES
Options written, at value (premiums received $59,875, $0, $0 and $0) (Note 2)	108,570	—	—	—
Payable for securities purchased	4,042,045	2,073,194	312,677	—
Payable for Fund shares redeemed	337,005	559,189	106,175	—
Management fees payable (Note 6)	245,231	412,383	64,429	—
Deferred Trustees’ fees (Note 6)	403,290	148,891	25,728	8,182
Administrative fees payable (Note 6)	14,139	21,130	3,427	8,082
Other accounts payable and accrued expenses	177,343	170,382	28,964	24,923

TOTAL LIABILITIES	5,327,623	3,385,169	541,400	41,187

NET ASSETS	$385,824,048	$542,054,512	$95,506,885	$6,076,008

NET ASSETS CONSIST OF:
Paid-in capital	$307,268,811	$406,239,830	$81,589,962	$5,071,076
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(1,242,140)	515,426	(74,644)	19,548
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	4,932,291	60,931,516	5,852,462	258,868
Net unrealized appreciation on investments, options written and foreign currency translations	74,865,086	74,367,740	8,139,105	726,516

NET ASSETS	$385,824,048	$542,054,512	$95,506,885	$6,076,008

**	Formerly Natixis U.S. Diversified Portfolio.

See accompanying notes to financial statements.

|  94

Statements of Assets & Liabilities (continued)

June 30, 2011 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$663,945,562	$120,575,649	$38,237,115

Shares of beneficial interest	61,859,111	8,074,156	3,487,850

Net asset value and redemption price per share	$10.73	$14.93	$10.96

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.38	$15.84	$11.48

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,660,126	$4,504,379	$—

Shares of beneficial interest	796,108	328,252	—

Net asset value and offering price per share	$9.62	$13.72	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$68,339,258	$6,813,221	$29,217,619

Shares of beneficial interest	7,138,293	498,236	2,671,555

Net asset value and offering price per share	$9.57	$13.67	$10.94

Class Y shares:
Net assets	$117,061,754	$9,101,450	$—

Shares of beneficial interest	10,631,139	588,968	—

Net asset value, offering and redemption price per share	$11.01	$15.45	$—

See accompanying notes to financial statements.

95  |

	Natixis U.S. Multi-Cap Equity Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$328,384,248	$297,231,977	$20,093,899	$1,210

Shares of beneficial interest	12,162,521	12,774,067	1,224,472	101

Net asset value and redemption price per share	$27.00	$23.27	$16.41	$11.98

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$28.65	$24.69	$17.41	$12.71

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$23,127,860	$6,538,407	$—	$—

Shares of beneficial interest	1,001,846	326,284	—	—

Net asset value and offering price per share	$23.09	$20.04	$—	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$32,585,864	$37,874,377	$2,093,824	$1,206

Shares of beneficial interest	1,410,931	1,889,587	129,178	101

Net asset value and offering price per share	$23.10	$20.04	$16.21	$11.94

Class Y shares:
Net assets	$1,726,076	$200,409,751	$73,319,162	$6,073,592

Shares of beneficial interest	59,252	8,499,043	4,448,792	506,181

Net asset value, offering and redemption price per share	$29.13	$23.58	$16.48	$12.00

See accompanying notes to financial statements.

|  96

Statements of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Diversified Income Fund*
INVESTMENT INCOME
Dividends	$5,874,941	$1,212,107	$572,102
Interest	4,816	—	1,046,282
Less net foreign taxes withheld	(222,466)	(707)	(1,704)

	5,657,291	1,211,400	1,616,680

Expenses
Management fees (Note 6)	3,202,331	500,036	179,211
Service and distribution fees (Note 6)	1,315,187	212,526	186,885
Administrative fees (Note 6)	216,352	33,160	15,123
Trustees’ fees and expenses (Note 6)	34,144	18,709	9,897
Transfer agent fees and expenses (Note 6)	438,226	118,427	18,014
Audit and tax services fees	25,003	21,340	23,396
Custodian fees and expenses	23,934	11,845	18,547
Legal fees	8,146	1,201	571
Registration fees	37,475	29,526	19,062
Shareholder reporting expenses	18,001	6,202	1,036
Miscellaneous expenses	17,080	5,793	5,057

Total expenses	5,335,879	958,765	476,799
Fee/expense recovery (Note 6)	—	3,824	—

Net expenses	5,335,879	962,589	476,799

Net investment income (loss)	321,412	248,811	1,139,881

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	195,992,393	1,042,899	626,076
Foreign currency transactions	—	—	(4,543)
Net change in unrealized appreciation (depreciation) on:
Investments	(229,984,041)	6,277,693	2,595,441
Foreign currency translations	—	—	6,572

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(33,991,648)	7,320,592	3,223,546

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(33,670,236)	$7,569,403	$4,363,427

*	Formerly Natixis Income Diversified Portfolio.

See accompanying notes to financial statements.

97  |

	Natixis U.S. Multi-Cap Equity Fund**	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
INVESTMENT INCOME
Dividends	$1,997,138	$4,465,083	$400,692	$51,825
Less net foreign taxes withheld	(502)	—	—	(26)

	1,996,636	4,465,083	400,692	51,799

Expenses
Management fees (Note 6)	1,691,522	2,618,280	295,720	17,879
Service and distribution fees (Note 6)	693,687	605,268	28,758	7
Administrative fees (Note 6)	88,822	135,033	17,141	49,589
Trustees’ fees and expenses (Note 6)	21,777	16,616	9,175	8,200
Transfer agent fees and expenses (Note 6)	291,462	329,000	24,297	66
Audit and tax services fees	30,353	20,390	19,725	20,489
Custodian fees and expenses	27,075	18,089	12,562	8,884
Legal fees	3,407	4,633	499	51
Registration fees	29,056	34,920	29,070	40,144
Shareholder reporting expenses	13,122	14,013	7,429	1,500
Miscellaneous expenses	11,595	11,283	4,629	1,630

Total expenses	2,901,878	3,807,525	449,005	148,439
Fee/expense recovery (Note 6)	—	—	4,915	—
Less waiver and/or expense reimbursement (Note 6)	(59,291)	—	—	(120,123)

Net expenses	2,842,587	3,807,525	453,920	28,316

Net investment income (loss)	(845,951)	657,558	(53,228)	23,483

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	43,549,940	64,899,400	6,206,055	262,591
Options written	(52,633)	—	—	—
Foreign currency transactions	4,555	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(16,030,108)	(30,897,251)	156,206	67,472
Options written	(48,695)	—	—	—
Foreign currency translations	(99)	—	—	—

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	27,422,960	34,002,149	6,362,261	330,063

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,577,009	$34,659,707	$6,309,033	$353,546

**	Formerly Natixis U.S. Diversified Portfolio.

See accompanying notes to financial statements.

|  98

Statements of Changes In Net Assets

	CGM Advisor Targeted Equity Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$321,412	$4,542,096
Net realized gain (loss) on investments	195,992,393	145,665,093
Net change in unrealized appreciation (depreciation) on investments	(229,984,041)	3,002,654

Net increase (decrease) in net assets resulting from operations	(33,670,236)	153,209,843

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(3,682,006)
Class B	—	(375)
Class C	—	(2,612)
Class Y	—	(963,306)

Total distributions	—	(4,648,299)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(91,696,224)	(212,514,662)

Net increase (decrease) in net assets	(125,366,460)	(63,953,118)
NET ASSETS
Beginning of the period	982,373,160	1,046,326,278

End of the period	$857,006,700	$982,373,160

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(358,716)	$(680,128)

See accompanying notes to financial statements.

99  |

	Harris Associates Large Cap Value Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$248,811	$401,990
Net realized gain (loss) on investments	1,042,899	(1,313,526)
Net change in unrealized appreciation (depreciation) on investments	6,277,693	17,456,589

Net increase (decrease) in net assets resulting from operations	7,569,403	16,545,053

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(32,259)	(471,512)
Class B	(1,388)	(7,875)
Class C	(2,052)	(8,448)
Class Y	(2,385)	(58,296)

Total distributions	(38,084)	(546,131)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(8,073,973)	(10,294,109)

Net increase (decrease) in net assets	(542,654)	5,704,813
NET ASSETS
Beginning of the period	141,537,353	135,832,540

End of the period	$140,994,699	$141,537,353

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(105,476)	$(316,203)

See accompanying notes to financial statements.

|  100

Statements of Changes In Net Assets (continued)

	Natixis Diversified Income Fund*
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$1,139,881	$1,898,058
Net realized gain (loss) on investments and foreign currency transactions	621,533	966,526
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,602,013	6,183,219

Net increase (decrease) in net assets resulting from operations	4,363,427	9,047,803

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(651,728)	(1,156,917)
Class C	(388,118)	(644,276)

Total distributions	(1,039,846)	(1,801,193)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	989,231	(3,201,800)

Net increase (decrease) in net assets	4,312,812	4,044,810
NET ASSETS
Beginning of the period	63,141,922	59,097,112

End of the period	$67,454,734	$63,141,922

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$195,097	$95,062

*	Formerly Natixis Income Diversified Portfolio.

See accompanying notes to financial statements.

101  |

	Natixis U.S. Multi-Cap Equity Fund**
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(845,951)	$4,989
Net realized gain (loss) on investments, options written and foreign currency transactions	43,501,862	40,357,533
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(16,078,902)	28,130,781

Net increase (decrease) in net assets resulting from operations	26,577,009	68,493,303

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(487,074)
Class Y	—	(4,611)

Total distributions	—	(491,685)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(16,152,954)	(44,819,314)

Increase from regulatory settlements	—	61,116

Net increase (decrease) in net assets	10,424,055	23,243,420
NET ASSETS
Beginning of the period	375,399,993	352,156,573

End of the period	$385,824,048	$375,399,993

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(1,242,140)	$(396,189)

**	Formerly Natixis U.S. Diversified Portfolio.

See accompanying notes to financial statements.

|  102

Statements of Changes In Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$657,558	$91,305
Net realized gain (loss) on investments	64,899,400	119,759,809
Net change in unrealized appreciation (depreciation) on investments	(30,897,251)	(2,048,591)

Net increase (decrease) in net assets resulting from operations	34,659,707	117,802,523

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	(11,541,362)	(49,985,276)
Class B	(302,541)	(1,639,642)
Class C	(1,676,130)	(7,933,438)
Class Y	(8,809,381)	(40,435,533)

Total distributions	(22,329,414)	(99,993,889)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(1,623,173)	(92,687,439)

Increase from regulatory settlements	—	493,744

Net increase (decrease) in net assets	10,707,120	(74,385,061)
NET ASSETS
Beginning of the period	531,347,392	605,732,453

End of the period	$542,054,512	$531,347,392

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$515,426	$(142,132)

See accompanying notes to financial statements.

103  |

	Vaughan Nelson Value Opportunity Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(53,228)	$293,964
Net realized gain (loss) on investments	6,206,055	(366,346)
Net change in unrealized appreciation (depreciation) on investments	156,206	7,380,666

Net increase (decrease) in net assets resulting from operations	6,309,033	7,308,284

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(53,709)
Class C	—	(2,143)
Class Y	—	(226,813)
Net realized capital gains
Class A	—	(13,079)
Class C	—	(823)
Class Y	—	(51,747)
Distributions from paid-in capital
Class A	—	(44,021)
Class C	—	(1,747)
Class Y	—	(186,046)

Total distributions	—	(580,128)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	36,391,083	33,438,367

Net increase (decrease) in net assets	42,700,116	40,166,523
NET ASSETS
Beginning of the period	52,806,769	12,640,246

End of the period	$95,506,885	$52,806,769

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(74,644)	$(21,416)

See accompanying notes to financial statements.

|  104

Statements of Changes In Net Assets (continued)

	Westpeak ActiveBeta® Equity Fund
	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010(a)
FROM OPERATIONS:
Net investment income (loss)	$23,483	$25,178
Net realized gain (loss) on investments	262,591	36,238
Net change in unrealized appreciation (depreciation) on investments	67,472	659,044

Net increase (decrease) in net assets resulting from operations	353,546	720,460

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	— (b)	(5)
Class C	— (b)	(1)
Class Y	(1,257)	(29,250)
Net realized capital gains
Class A	(8)	—
Class C	(8)	—
Class Y	(41,465)	—

Total distributions	(42,738)	(29,256)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	42,738	5,031,258

Net increase (decrease) in net assets	353,546	5,722,462
NET ASSETS
Beginning of the period	5,722,462	—

End of the period	$6,076,008	$5,722,462

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$19,548	$(2,678)

(a)	From commencement of operations on July 30, 2010 through December 31, 2010.
(b)	Amount rounds to less than $1.00.

See accompanying notes to financial statements.

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|  106

Financial Highlights

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
6/30/2011(g)	$11.12	$0.01		$(0.40)	$(0.39)	$—	$—	$—
12/31/2010	9.54	0.05	(h)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09		(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
12/31/2007	10.70	0.05		3.54	3.59	(0.13)	(1.15)	(1.28)
12/31/2006	10.22	0.08		0.78	0.86	(0.07)	(0.31)	(0.38)
Class B
6/30/2011(g)	10.01	(0.03)		(0.36)	(0.39)	—	—	—
12/31/2010	8.61	(0.02	)(h)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)		(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
12/31/2007	9.84	(0.04)		3.24	3.20	(0.08)	(1.15)	(1.23)
12/31/2006	9.48	0.00		0.74	0.74	(0.07)	(0.31)	(0.38)
Class C
6/30/2011(g)	9.96	(0.03)		(0.36)	(0.39)	—	—	—
12/31/2010	8.57	(0.02	)(h)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02		(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
12/31/2007	9.84	(0.03)		3.22	3.19	(0.09)	(1.15)	(1.24)
12/31/2006	9.48	0.00		0.74	0.74	(0.07)	(0.31)	(0.38)
Class Y
6/30/2011(g)	11.40	0.02		(0.41)	(0.39)	—	—	—
12/31/2010	9.78	0.07	(h)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13		(5.09)	(4.96)	(0.08)	(0.44)	(0.52)
12/31/2007	10.93	0.09		3.61	3.70	(0.16)	(1.15)	(1.31)
12/31/2006	10.42	0.11		0.82	0.93	(0.11)	(0.31)	(0.42)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).

See accompanying notes to financial statements.

107  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—		$10.73	(3.51)	$663,946	1.11	1.11	0.10		118
—		11.12	17.14	753,518	1.16	1.16	0.52	(h)	146
—		9.54	25.19	693,386	1.19	1.19	0.69		170
0.00	(i)	7.66	(38.36)	796,146	1.10	1.10	0.83		211
0.00		13.01	34.42	826,867	1.17	1.17	0.45		179
0.00		10.70	8.52	679,897	1.16	1.16	0.76		171

—		9.62	(3.90)	7,660	1.86	1.86	(0.65)		118
—		10.01	16.26	9,934	1.91	1.91	(0.28	)(h)	146
—		8.61	24.42	12,401	1.94	1.94	(0.11)		170
0.00	(i)	6.92	(38.90)	13,971	1.85	1.85	(0.03)		211
0.00		11.81	33.41	32,297	1.92	1.92	(0.34)		179
0.00		9.84	7.83	43,032	1.91	1.91	0.02		171

—		9.57	(3.92)	68,339	1.86	1.86	(0.65)		118
—		9.96	16.22	81,291	1.91	1.91	(0.23	)(h)	146
—		8.57	24.42	75,098	1.95	1.95	(0.14)		170
0.00	(i)	6.89	(38.85)	59,544	1.85	1.85	0.17		211
0.00		11.79	33.47	19,753	1.93	1.93	(0.24)		179
0.00		9.84	7.72	8,688	1.90	1.90	0.04		171

—		11.01	(3.42)	117,062	0.86	0.86	0.35		118
—		11.40	17.39	137,631	0.91	0.91	0.69	(h)	146
—		9.78	25.75	265,441	0.94	0.94	0.64		170
0.00	(i)	7.84	(38.28)	44,240	0.85	0.85	1.21		211
0.00		13.32	34.75	17,520	0.90	0.90	0.74		179
0.00		10.93	8.99	11,714	0.87	0.87	1.05		171

(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  108

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
6/30/2011(g)	$14.17	$0.03		$0.73		$0.76	$(0.00)	$—	$(0.00)
12/31/2010	12.58	0.05		1.60		1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(i)	3.81		3.86	(0.05)	—	(0.05)
12/31/2008	14.97	0.13		(6.20)		(6.07)	(0.13)	—	(0.13)
12/31/2007	15.49	0.05		(0.48	)(j)	(0.43)	(0.09)	—	(0.09)
12/31/2006	13.33	0.06		2.13		2.19	(0.03)	—	(0.03)
Class B
6/30/2011(g)	13.07	(0.02)		0.67		0.65	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48		1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(i)	3.52		3.50	(0.01)	—	(0.01)
12/31/2008	13.84	0.03		(5.70)		(5.67)	(0.01)	—	(0.01)
12/31/2007	14.39	(0.06)		(0.45	)(j)	(0.51)	(0.04)	—	(0.04)
12/31/2006	12.48	(0.04)		1.98		1.94	(0.03)	—	(0.03)
Class C
6/30/2011(g)	13.02	(0.02)		0.67		0.65	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47		1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(i)	3.51		3.49	(0.01)	—	(0.01)
12/31/2008	13.82	0.03		(5.69)		(5.66)	(0.03)	—	(0.03)
12/31/2007	14.37	(0.06)		(0.45	)(j)	(0.51)	(0.04)	—	(0.04)
12/31/2006	12.46	(0.04)		1.98		1.94	(0.03)	—	(0.03)
Class Y
6/30/2011(g)	14.65	0.05		0.75		0.80	(0.00)	—	(0.00)
12/31/2010	12.99	0.08		1.67		1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(i)	3.93		4.01	(0.07)	—	(0.07)
12/31/2008	15.47	0.19		(6.42)		(6.23)	(0.19)	—	(0.19)
12/31/2007	16.01	0.12		(0.51	)(j)	(0.39)	(0.15)	—	(0.15)
12/31/2006	13.72	0.12		2.20		2.32	(0.03)	—	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

109  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$ —	$14.93	5.39	$120,576	1.30	(h)	1.30	(h)	0.40	19
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131
—	8.77	(40.45)	85,761	1.28		1.28		1.04	38
—	14.97	(2.94)	172,468	1.28	(k)(l)	1.28	(k)	0.35	30
—	15.49	16.50	195,714	1.30		1.30		0.44	23

—	13.72	5.00	4,504	2.05	(h)	2.05	(h)	(0.37)	19
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	8.16	(40.87)	8,191	2.03		2.04		0.25	38
—	13.84	(3.68)	23,916	2.04	(k)(l)	2.04	(k)	(0.44)	30
—	14.39	15.61	42,894	2.05		2.07		(0.33)	23

—	13.67	5.02	6,813	2.05	(h)	2.05	(h)	(0.36)	19
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	8.13	(40.90)	6,222	2.03		2.03		0.26	38
—	13.82	(3.69)	15,616	2.04	(k)(l)	2.04	(k)	(0.41)	30
—	14.37	15.64	18,089	2.05		2.06		(0.32)	23

—	15.45	5.49	9,101	1.05	(h)	1.05	(h)	0.64	19
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131
—	9.05	(40.18)	5,842	0.84		0.84		1.47	38
—	15.47	(2.59)	11,840	0.91	(l)	0.91		0.72	30
—	16.01	16.97	14,057	0.91	(k)	0.91	(k)	0.82	23

(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes fee/expense recovery of 0.01%, less than 0.01%, 0.01% and 0.01% for Class A, B, C and Y, respectively.
(i)	Includes a non-recurring dividend of $0.01 per share.
(j)	Includes a litigation payment of $0.02 per share.
(k)	Includes fee/expense recovery of less than 0.01%, 0.02%, 0.01% and 0.04% for Class A, B, C and Y, respectively.
(l)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

See accompanying notes to financial statements.

|  110

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS DIVERSIFIED INCOME FUND*
Class A
6/30/2011(f)	$10.41	$0.20	$0.54	$0.74	$(0.19)	$—	$(0.19)
12/31/2010	9.22	0.34	1.18	1.52	(0.33)	—	(0.33)
12/31/2009	7.18	0.36	1.97	2.33	(0.29)	—	(0.29)
12/31/2008	10.26	0.47	(2.96)	(2.49)	(0.49)	(0.10)	(0.59)
12/31/2007	11.15	0.41	(0.71)	(0.30)	(0.45)	(0.14)	(0.59)
12/31/2006	10.07	0.29	1.12	1.41	(0.32)	(0.01)	(0.33)
Class C
6/30/2011(f)	10.39	0.16	0.54	0.70	(0.15)	—	(0.15)
12/31/2010	9.20	0.27	1.17	1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33	(0.70)	(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22	1.09	1.31	(0.25)	(0.01)	(0.26)

*	Formerly Natixis Income Diversified Portfolio.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

111  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$10.96	7.12	$38,237	1.14		1.14		3.82	10
10.41	16.73	35,787	1.19		1.19		3.51	28
9.22	33.32	33,796	1.21		1.21		4.67	22
7.18	(25.26)	31,709	1.09		1.10		5.10	23
10.26	(2.80)	54,733	1.08	(g)	1.09	(g)	3.76	50
11.15	14.24	37,117	1.25		1.30		2.72	52

10.94	6.74	29,218	1.89		1.89		3.07	10
10.39	15.90	27,355	1.94		1.94		2.76	28
9.20	32.24	25,301	1.96		1.96		3.90	22
7.17	(25.78)	30,336	1.84		1.84		4.30	23
10.24	(3.52)	70,179	1.83	(g)	1.84	(g)	3.00	50
11.12	13.33	49,027	2.00		2.05		2.02	52

(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended June 30, 2011 (Unaudited).
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  112

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. MULTI-CAP EQUITY FUND*
Class A
6/30/2011(g)	$25.17	$(0.04)		$1.87	$1.83	$—	$—	$—
12/31/2010	20.68	0.03	(i)	4.50	4.53	(0.04)	—	(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
12/31/2008	25.76	0.02	(j)	(10.20)	(10.18)	—	(0.42)	(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	—	(0.31)	(0.31)
12/31/2006	20.17	0.04		2.73	2.77	—	—	—
Class B
6/30/2011(g)	21.60	(0.12)		1.61	1.49	—	—	—
12/31/2010	17.85	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
12/31/2008	22.63	(0.13	)(j)	(8.89)	(9.02)	—	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	—	(0.31)	(0.31)
12/31/2006	18.01	(0.11)		2.43	2.32	—	—	—
Class C
6/30/2011(g)	21.61	(0.12)		1.61	1.49	—	—	—
12/31/2010	17.86	(0.12	)(i)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
12/31/2008	22.65	(0.13	)(j)	(8.91)	(9.04)	—	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	—	(0.31)	(0.31)
12/31/2006	18.03	(0.11)		2.44	2.33	—	—	—
Class Y
6/30/2011(g)	27.12	(0.01)		2.02	2.01	—	—	—
12/31/2010	22.27	0.05	(i)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—
12/31/2008	27.58	0.07	(j)	(10.94)	(10.87)	—	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	—	(0.31)	(0.31)
12/31/2006	21.41	0.14		2.90	3.04	—	—	—

*	Formerly Natixis U.S. Diversified Portfolio.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

113  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (e)	Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$—	$27.00	7.27	$328,384	1.37	(h)	1.40	(0.33)		55
0.00	25.17	21.90	314,384	1.40		1.50	0.14	(i)	79
—	20.68	36.41	280,846	1.40		1.56	(0.05)		115
—	15.16	(40.05)	228,549	1.43		1.43	0.08		110
—	25.76	13.69	407,228	1.47		1.47	(0.24)		82
—	22.94	13.68	393,430	1.46		1.46	0.17		83

—	23.09	6.90	23,128	2.13	(h)	2.16	(1.10)		55
0.00	21.60	21.01	28,787	2.15		2.25	(0.66	)(i)	79
—	17.85	35.33	37,406	2.15		2.31	(0.80)		115
—	13.19	(40.47)	40,868	2.18		2.19	(0.70)		110
—	22.63	12.83	119,028	2.21		2.21	(1.00)		82
—	20.33	12.88	147,819	2.22		2.22	(0.60)		83

—	23.10	6.90	32,586	2.12	(h)	2.15	(1.08)		55
0.00	21.61	21.00	30,912	2.15		2.25	(0.62	)(i)	79
—	17.86	35.41	28,580	2.15		2.31	(0.80)		115
—	13.19	(40.53)	24,079	2.18		2.18	(0.68)		110
—	22.65	12.82	47,239	2.22		2.22	(0.99)		82
—	20.36	12.87	46,064	2.22		2.22	(0.59)		83

—	29.13	7.41	1,726	1.12	(h)	1.17	(0.06)		55
0.00	27.12	22.21	1,317	1.15		1.24	0.22	(i)	79
—	22.27	36.71	5,325	1.15		1.22	0.20		115
—	16.29	(39.89)	5,611	1.17		1.23	0.31		110
—	27.58	14.02	16,649	1.12		1.12	0.10		82
—	24.45	14.20	21,155	1.03		1.03	0.60		83

(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Effective June 1, 2011, the expense limit decreased to 1.30%. 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.
(j)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

|  114

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
6/30/2011(g)	$22.69	$0.02		$1.45	$1.47	$—	$(0.89)	$(0.89)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(h)	4.88	4.93	(0.04)	—	(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	(0.03)
12/31/2007	20.90	(0.02)		1.23	1.21	—	—	—
12/31/2006	17.69	(0.05)		3.26	3.21	—	—	—
Class B
6/30/2011(g)	19.73	(0.06)		1.26	1.20	—	(0.89)	(0.89)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(h)	4.39	4.30	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.13	0.96	—	—	—
12/31/2006	16.36	(0.20)		3.03	2.83	—	—	—
Class C
6/30/2011(g)	19.74	(0.06)		1.25	1.19	—	(0.89)	(0.89)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(h)	4.39	4.31	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.30)	(0.03)
12/31/2007	19.19	(0.17)		1.14	0.97	—	—	—
12/31/2006	16.37	(0.19)		3.01	2.82	—	—	—
Class Y
6/30/2011(g)	22.96	0.05		1.46	1.51	—	(0.89)	(0.89)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(h)	4.90	5.02	(0.10)	—	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	(0.03)
12/31/2007	20.91	0.04		1.25	1.29	—	—	—
12/31/2006(l)	19.02	0.02		1.87	1.89	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

115  |

						Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$—		$23.27	6.47	$297,232	1.35		1.35		0.19	48
0.02	—		22.69	23.67	267,192	1.41		1.41		(0.03)	80
—	—		22.31	28.30	322,961	1.45		1.49		0.27	102
—	0.00	(i)	17.42	(21.11)	171,875	1.45		1.51		0.13	124
—	0.00		22.11	5.84	103,719	1.49		1.57		(0.11)	78
—	0.00		20.90	18.09	85,285	1.59		1.59		(0.28)	88

—	—		20.04	6.07	6,538	2.10		2.10		(0.63)	48
0.02	—		19.73	22.78	7,996	2.16		2.16		(0.78)	80
—	—		20.06	27.28	10,630	2.20		2.24		(0.56)	102
—	0.00	(i)	15.76	(21.67)	11,788	2.20		2.26		(0.78)	124
—	0.00		20.15	5.06	25,076	2.24		2.31		(0.84)	78
—	0.00		19.19	17.24	32,606	2.37		2.37		(1.10)	88

—	—		20.04	6.01	37,874	2.10		2.10		(0.58)	48
0.02	—		19.74	22.78	38,855	2.16		2.16		(0.76)	80
—	—		20.07	27.35	39,238	2.20		2.24		(0.48)	102
—	0.00	(i)	15.76	(21.71)	21,861	2.20		2.26		(0.68)	124
—	0.00		20.16	5.05	21,765	2.24		2.32		(0.85)	78
—	0.00		19.19	17.23	18,186	2.35		2.35		(1.04)	88

—	—		23.58	6.57	200,410	1.10		1.10		0.43	48
0.02	—		22.96	24.00	217,305	1.16		1.16		0.24	80
—	—		22.47	28.61	232,903	1.18	(j)	1.18	(j)	0.60	102
—	0.00	(i)	17.55	(20.81)	71,568	1.20		1.21		0.65	124
—	0.00		22.20	6.12	1,241	1.19	(k)	1.19	(k)	0.17	78
—	0.00		20.91	9.94	427	1.35		1.90		0.35	88

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes a non-recurring dividend of $0.03 per share.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	Includes fee/expense recovery of less than 0.01%.
(k)	Includes fee/expense recovery of 0.04%.
(l)	From commencement of Class operations on August 31, 2006 through December 31, 2006.

See accompanying notes to financial statements.

|  116

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
6/30/2011(g)	$14.75	$(0.03)		$1.69	$1.66	$—	$—	$—	$—
12/31/2010	12.46	0.08	(i)	2.36	2.44	(0.07)	(0.02)	(0.06)	(0.15)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—	(0.11)
12/31/2008(j)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	—	(0.02)
Class C
6/30/2011(g)	14.63	(0.08)		1.66	1.58	—	—	—	—
12/31/2010	12.39	(0.03	)(i)	2.36	2.33	(0.04)	(0.02)	(0.03)	(0.09)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—	(0.07)
12/31/2008(j)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	—	(0.02)
Class Y
6/30/2011(g)	14.80	(0.01)		1.69	1.68	—	—	—	—
12/31/2010	12.49	0.12	(i)	2.37	2.49	(0.09)	(0.02)	(0.07)	(0.18)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—	(0.11)
12/31/2008(j)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	—	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

117  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$16.41	11.25	$20,094	1.40	(h)	1.40	(h)	(0.32)		36
14.75	19.64	11,268	1.40		1.69		0.62	(i)	143
12.46	30.98	3,645	1.40		5.24		0.79		45
9.60	(3.75)	16	1.40		39.61		1.92		12

16.21	10.80	2,094	2.15	(h)	2.15	(h)	(1.04)		36
14.63	18.85	824	2.15		2.46		(0.23	)(i)	143
12.39	30.01	370	2.15		8.54		(0.14)		45
9.59	(3.90)	41	2.15		40.36		1.62		12

16.48	11.35	73,319	1.15	(h)	1.15	(h)	(0.07)		36
14.80	19.96	40,715	1.15		1.43		0.92	(i)	143
12.49	31.37	8,626	1.15		7.22		0.90		45
9.60	(3.74)	960	1.15		38.91		1.41		12

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(j)	For the period October 31, 2008 (inception) through December 31, 2008.

See accompanying notes to financial statements.

|  118

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
WESTPEAK ACTIVEBETA® EQUITY FUND
Class A
6/30/2011(g)	$11.38	$0.03	$0.65	$0.68	$(0.00)	$(0.08)	$(0.08)
12/31/2010(h)	10.00	0.04	1.39	1.43	(0.05)	—	(0.05)
Class C
6/30/2011(g)	11.38	(0.02)	0.66	0.64	(0.00)	(0.08)	(0.08)
12/31/2010(h)	10.00	0.01	1.38	1.39	(0.01)	—	(0.01)
Class Y
6/30/2011(g)	11.38	0.05	0.65	0.70	(0.00)	(0.08)	(0.08)
12/31/2010(h)	10.00	0.05	1.39	1.44	(0.06)	—	(0.06)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	For the six months ended June 30, 2011 (Unaudited).
(h)	For the period July 30, 2010 (inception) through December 31, 2010.

See accompanying notes to financial statements.

119  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$11.98	6.02	$1	1.20	5.04	0.54	40
11.38	14.28	1	1.20	5.55	0.90	34

11.94	5.67	1	1.95	5.91	(0.20)	40
11.38	13.94	1	1.95	6.31	0.14	34

12.00	6.20	6,074	0.95	4.98	0.79	40
11.38	14.39	5,720	0.95	5.34	1.13	34

See accompanying notes to financial statements.

|  120

Notes to Financial Statements

June 30, 2011 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Diversified Income Fund (formerly Natixis Income Diversified Portfolio) (the “Diversified Income Fund”)

Natixis U.S. Multi-Cap Equity Fund (formerly Natixis U.S. Diversified Portfolio) (the “U.S. Multi-Cap Equity Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Westpeak ActiveBeta® Equity Fund (the “ActiveBeta Equity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, U.S. Multi-Cap Equity Fund, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and ActiveBeta Equity Fund also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Diversified Income Fund which is sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and equity securities for which market quotations are not readily available are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent

|  122

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

123  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as

|  124

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument or closing sale transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the six months ended June 30, 2011, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations,

125  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, ordinary loss netting to reduce short term capital gains, distribution redesignations, return of capital and capital gain distributions from REITs, foreign currency transactions, distributions in excess of ordinary earnings, premium amortization, non-deductible expenses, and regulatory settlements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustment, straddle loss deferrals, wash sales, defaulted bond adjustments, return of capital distributions from REITs, contingent payment debt instruments, premium amortization, forward foreign currency contract mark to market and trust preferred securities. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Target Equity Fund	$4,648,299	$—	$—	$4,648,299
Large Cap Value Fund	546,131	—	—	546,131
Diversified Income Fund	1,801,193	—	—	1,801,193
U.S. Multi-Cap Equity Fund	491,685	—	—	491,685
Small Cap Value Fund	40,800,424	59,193,465	—	99,993,889
Value Opportunity Fund	332,097	16,217	231,814	580,128
ActiveBeta Equity Fund	29,256	—	—	29,256

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  126

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

As of December 31, 2010, the capital loss carryforwards and post-October losses were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Diversified Income Fund	U.S. Multi-Cap Equity Fund	Small Cap Value Fund	Value Opportunity Fund	ActiveBeta Equity Fund
Capital loss carryforward:
Expires December 31, 2011	$—	$(9,965,466)	$—	$—	$—	$—	$—
Expires December 31, 2016	—	—	(6,715,998)	—	—	—	—
Expires December 31, 2017	(127,400,916)	(9,206,549)	(14,198,082)	(35,486,708)	—	—	—
Expires December 31, 2018	—	(790,094)	—	—	—	(279,086)	—

Total capital loss carryfoward	$(127,400,916)	$(19,962,109)	$(20,914,080)	$(35,486,708)	$—	$(279,086)	$—

Deferred net capital losses (post-October 2010)	$—	$(618,746)	$—	$—	$—	$—	$—

Deferred net currency losses (post-October 2010)	$—	$—	$—	$(1,327)	$—	$—	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

h.   Repurchase Agreements.   It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

127  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

i.   Delayed Delivery Commitments.   The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no delayed delivery securities held by the Funds as of June 30, 2011.

j.   Securities Lending.   The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended June 30, 2011, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$846,463,516	$—	$—	$846,463,516
Short-Term Investments	—	14,608,293	—	14,608,293

Total	$846,463,516	$14,608,293	$—	$861,071,809

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Large Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$135,352,413	$—	$—	$135,352,413
Short-Term Investments	—	4,762,475	—	4,762,475

Total	$135,352,413	$4,762,475	$—	$140,114,888

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$31,819,024	$—	$31,819,024
Common Stocks(a)	31,059,620	—	—	31,059,620
Preferred Stocks
Convertible Preferred Stocks
Automotive	586,169	—	—	586,169
Banking	74,200	13,612	—	87,812
Construction Machinery	—	6,788	—	6,788
Consumer Products	—	34,075	—	34,075
REITs - Healthcare	74,689	—	—	74,689

Total Convertible Preferred Stocks	735,058	54,475	—	789,533

Non-Convertible Preferred Stocks(a)	211,600	121,236	—	332,836

Total Preferred Stocks	946,658	175,711	—	1,122,369

Short-Term Investments	—	2,579,324	—	2,579,324

Total Investments	32,006,278	34,574,059	—	66,580,337

Forward Foreign Currency Contracts (unrealized appreciation)	—	3,000	—	3,000

Total	$32,006,278	$34,577,059	$—	$66,583,337

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,512)	$—	$(2,512)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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U.S. Multi-Cap Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$375,383,183	$—	$—	$375,383,183
Closed End Investment Companies	1,497,049	—	—	1,497,049
Short-Term Investments	—	11,463,991	—	11,463,991

Total	$376,880,232	$11,463,991	$—	$388,344,223

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Written Options	$(108,570)	$—	$—	$(108,570)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$495,586,806	$—	$—	$495,586,806
Exchange Traded Funds	21,468,754	—	—	21,468,754
Closed End Investment Companies	10,473,622	—	—	10,473,622
Short-Term Investments	—	16,856,805	—	16,856,805

Total	$527,529,182	$16,856,805	$—	$544,385,987

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Value Opportunity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$88,425,966	$—	$—	$88,425,966
Closed End Investment Companies	1,331,801	—	—	1,331,801
Short-Term Investments	—	4,059,678	—	4,059,678

Total	$89,757,767	$4,059,678	$—	$93,817,445

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

131  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

ActiveBeta Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$6,058,254	$—	$—	$6,058,254

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.   Derivatives.   Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended June 30, 2011, Diversified Income Fund engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. U.S. Multi-Cap Equity Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of option contracts used for hedging purposes. The Fund may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the six months ended June 30, 2011, the Fund engaged in purchased put and written call options for hedging purposes, in written put options to offset the cost of options used for hedging purposes, and in purchased call options to gain exposure to equity securities.

Certain Funds are party to agreements with counterparties that govern transactions in forward foreign currency contracts and over-the-counter options. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of June 30, 2011, there were no Funds that held derivative positions subject to credit-risk-related contingent features that were in a net liability position (unrealized depreciation) by counterparty.

Forward foreign currency contracts and over-the-counter option contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of June 30, 2011, the maximum amount of loss that Diversified Income Fund would incur if counterparties failed to meet their obligations, based on the value of derivative positions in an unrealized gain position as of period end, is $3,000 and the amount of loss that Diversified Income Fund would incur after taking into account master netting arrangements is $488.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Diversified Income Fund as of June 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$3,000
Liabilities
Unrealized depreciation on forward foreign currency contracts	(2,512)

Transactions in derivative instruments for Diversified Income Fund during the six months ended June 30, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(4,356)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	2,547

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for U.S. Multi-Cap Equity Fund as of June 30, 2011:

Statements of Assets and Liabilities Caption	Equity Contracts
Liabilities
Options written, at value	$(108,570)

133  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Transactions in derivative instruments for U.S. Multi-Cap Equity Fund during the six months ended June 30, 2011 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(124,924)
Options written	(52,633)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	(48,695)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards activity, as a percentage of net assets, for Diversified Income Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2011:

Diversified Income Fund	Forwards
Average Notional Amount Outstanding	0.40%
Highest Notional Amount Outstanding	0.70%
Lowest Notional Amount Outstanding	0.30%
Notional Amount Outstanding as of June 30, 2011	0.70%

Volume of options activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on the month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2011:

U.S. Multi-Cap Equity Fund*	Put Options Purchased	Call Options Written
Average Market Value of Underlying Securities	0.06%	0.04%
Highest Market Value of Underlying Securities	0.44%	0.25%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of June 30, 2011	0.00%	0.25%

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Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Volume of options activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on daily market values of equity securities underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2011:

U.S. Multi-Cap Equity Fund*	Call Options Purchased		Put Options Written
Average Market Value of Underlying Securities	0.00	%(+)	0.00	%(+)
Highest Market Value of Underlying Securities	0.42%		0.23%
Lowest Market Value of Underlying Securities	0.00%		0.60%
Market Value of Underlying Securities as of June 30, 2011	0.00%		0.00%

(+)	Amount is less than 0.01%.
*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities and notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of U.S. Multi-Cap Equity Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 12/31/2010	—	$—
Options written	299	98,771
Options terminated in closing purchase transactions	(205)	(38,896)
Options exercised	—	—
Options expired	—	—

Outstanding at 6/30/2011	94	$59,875

5.   Purchases and Sales of Securities.   For the six months ended June 30, 2011, purchases and sales of securities (excluding short-term investments and U.S. Government/agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,096,530,474	$1,181,697,035
Large Cap Value Fund	26,087,164	31,221,004
Diversified Income Fund	7,559,647	5,946,846
U.S. Multi-Cap Equity Fund	206,131,311	221,746,756
Small Cap Value Fund	270,557,646	296,459,815
Value Opportunity Fund	59,190,078	25,810,334
ActiveBeta Equity Fund	2,413,941	2,427,802

For the six months ended June 30, 2011, purchases and sales of U.S. Government/agency securities by the Diversified Income Fund were $236,929 and $216,071, respectively.

135  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

6.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Diversified Income Fund	0.55%	0.55%	0.55%	0.50%	0.50%
U.S. Multi-Cap Equity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
ActiveBeta Equity Fund	0.60%	0.60%	0.60%	0.60%	0.60%

Prior to June 1, 2011, U.S. Multi-Cap Equity Fund paid a management fee at an annual rate of 0.90% on the first $1 billion and 0.80% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Multi-Cap Equity Fund	Harris
Loomis Sayles
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
ActiveBeta Equity Fund	Westpeak Global Advisors, L.P. (“Westpeak”)

Prior to June 1, 2011, a segment of U.S. Multi-Cap Equity Fund was subadvised by BlackRock Investment Management, LLC. This segment is now subadvised by Loomis Sayles.

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers.

|  136

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Natixis Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period from June 1, 2011 to June 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Diversified Income Fund	1.25%	—	2.00%	—
U.S. Multi-Cap Equity Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
ActiveBeta Equity Fund	1.20%	—	1.95%	0.95%

Prior to June 1, 2011 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Diversified Income Fund	1.25%	—	2.00%	—
U.S. Multi-Cap Equity Fund	1.40%	2.15%	2.15%	1.15%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
ActiveBeta Equity Fund	1.20%	—	1.95%	0.95%

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

137  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees [1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$3,202,331	$—	$3,202,331	0.69%	0.69%
Large Cap Value Fund	500,036	—	500,036	0.70%	0.70%
Diversified Income Fund	179,211	—	179,211	0.55%	0.55%
U.S. Multi-Cap Equity Fund	1,691,522	59,291	1,632,231	0.88%	0.85%
Small Cap Value Fund	2,618,280	—	2,618,280	0.90%	0.90%
Value Opportunity Fund	295,720	—	295,720	0.80%	0.80%
ActiveBeta Equity Fund	17,879	17,879	—	0.60%	—

[1]	Management fee waivers are subject to possible recovery until December 31, 2012.

For the six months ended June 30, 2011, expenses have been reimbursed as follows:

Fund	Reimbursement [2]
ActiveBeta Equity Fund	$102,244

[2]	Expense reimbursements are subject to possible recovery until December 31, 2012.

For the six months ended June 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

		Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
Large Cap Value Fund	$3,241	$124	$194	$265	$3,824
Value Opportunity Fund	1,143	—	114	3,658	4,915

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, AEW, CGM, Harris, Loomis Sayles and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.   Service and Distribution Fees.   Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

|  138

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the six months ended June 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$889,568	$10,882	$95,523	$32,645	$286,569
Large Cap Value Fund	151,571	6,308	8,931	18,923	26,793
Diversified Income Fund	46,317	—	35,142	—	105,426
U.S. Multi-Cap Equity Fund	403,976	32,415	40,012	97,247	120,037
Small Cap Value Fund	373,640	9,127	48,780	27,381	146,340
Value Opportunity Fund	20,974	—	1,946	—	5,838
ActiveBeta Equity Fund	1	—	1	—	5

c.    Administrative Fees.    Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. Funds that commenced operations prior to July 1, 2011 are subject to a new fund fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. ActiveBeta Equity Fund was subject to the new fund fee during the peroid.

139  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Targeted Equity Fund	$216,352
Large Cap Value Fund	33,160
Diversified Income Fund	15,123
U.S. Multi-Cap Equity Fund	88,822
Small Cap Value Fund	135,033
Value Opportunity Fund	17,141
ActiveBeta Equity Fund	49,589

d.   Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$228,794
Large Cap Value Fund	17,398
Diversified Income Fund	13,961
U.S. Multi-Cap Equity Fund	47,432
Small Cap Value Fund	214,657
Value Opportunity Fund	23,500

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended June 30, 2011, were as follows:

Fund	Commissions
Targeted Equity Fund	$168,148
Large Cap Value Fund	22,658
Diversified Income Fund	18,295
U.S. Multi-Cap Equity Fund	164,717
Small Cap Value Fund	28,427
Value Opportunity Fund	16,693

|  140

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

141  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Prior to April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2011, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Certain Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$271,555
Diversified Income Fund	405
U.S. Multi-Cap Equity Fund	17,168
Small Cap Value Fund	27,719

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2011, Natixis US and its affiliates owned shares equating to 100% of ActiveBeta Equity Fund’s net assets. As of June 30, 2011, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Small Cap Value Fund	1	13.74%
Value Opportunity Fund	2	19.53%

|  142

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,991,792	$22,003,758	7,738,827	$76,552,424
Issued in connection with the reinvestment of distributions	—	—	311,600	3,451,189
Redeemed	(7,864,725)	(86,141,314)	(12,966,098)	(127,132,727)

Net change	(5,872,933)	$(64,137,556)	(4,915,671)	$(47,129,114)

Class B
Issued from the sale of shares	15,722	$157,057	30,077	$270,580
Issued in connection with the reinvestment of distributions	—	—	38	356
Redeemed	(212,042)	(2,101,417)	(478,236)	(4,192,463)

Net change	(196,320)	$(1,944,360)	(448,121)	$(3,921,527)

Class C
Issued from the sale of shares	630,474	$6,255,384	2,115,687	$18,787,778
Issued in connection with the reinvestment of distributions	—	—	170	1,588
Redeemed	(1,653,784)	(16,191,871)	(2,720,024)	(23,660,824)

Net change	(1,023,310)	$(9,936,487)	(604,167)	$(4,871,458)

Class Y
Issued from the sale of shares	2,068,519	$23,537,265	5,946,373	$59,945,503
Issued in connection with the reinvestment of distributions	—	—	22,586	256,277
Redeemed	(3,511,077)	(39,215,086)	(21,046,408)	(216,794,343)

Net change	(1,442,558)	$(15,677,821)	(15,077,449)	$(156,592,563)

Increase (decrease) from capital share transactions	(8,535,121)	$(91,696,224)	(21,045,408)	$(212,514,662)

143  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	185,078	$2,749,920	584,698	$7,591,609
Issued in connection with the reinvestment of distributions	1,804	26,867	28,036	394,129
Redeemed	(506,361)	(7,509,367)	(1,229,322)	(15,876,577)

Net change	(319,479)	$(4,732,580)	(616,588)	$(7,890,839)

Class B
Issued from the sale of shares	3,164	$43,552	13,200	$158,473
Issued in connection with the reinvestment of distributions	95	1,299	582	7,425
Redeemed	(104,546)	(1,427,287)	(259,196)	(3,105,680)

Net change	(101,287)	$(1,382,436)	(245,414)	$(2,939,782)

Class C
Issued from the sale of shares	9,770	$132,072	81,762	$989,577
Issued in connection with the reinvestment of distributions	75	1,019	322	4,092
Redeemed	(79,648)	(1,079,403)	(134,778)	(1,585,523)

Net change	(69,803)	$(946,312)	(52,694)	$(591,854)

Class Y
Issued from the sale of shares	33,325	$512,902	195,195	$2,647,773
Issued in connection with the reinvestment of distributions	131	2,022	3,104	45,227
Redeemed	(99,044)	(1,527,569)	(117,144)	(1,564,634)

Net change	(65,588)	$(1,012,645)	81,155	$1,128,366

Increase (decrease) from capital share transactions	(556,157)	$(8,073,973)	(833,541)	$(10,294,109)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Diversified Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	397,068	$4,277,979	676,041	$6,828,409
Issued in connection with the reinvestment of distributions	50,278	541,470	100,890	990,220
Redeemed	(395,927)	(4,256,915)	(1,007,048)	(10,074,179)

Net change	51,419	$562,534	(230,117)	$(2,255,550)

Class C
Issued from the sale of shares	384,675	$4,132,421	612,602	$6,157,456
Issued in connection with the reinvestment of distributions	15,932	171,370	29,035	284,425
Redeemed	(361,958)	(3,877,094)	(759,919)	(7,388,131)

Net change	38,649	$426,697	(118,282)	$(946,250)

Increase (decrease) from capital share transactions	90,068	$989,231	(348,399)	$(3,201,800)

|  144

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
U.S. Multi-Cap Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	672,349	$17,840,234	911,448	$20,451,387
Issued in connection with the reinvestment of distributions	—	—	18,717	466,442
Redeemed	(999,694)	(26,394,215)	(2,022,798)	(44,172,568)

Net change	(327,345)	$(8,553,981)	(1,092,633)	$(23,254,739)

Class B
Issued from the sale of shares	12,414	$282,414	28,907	$535,647
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(343,063)	(7,789,686)	(791,810)	(14,786,760)

Net change	(330,649)	$(7,507,272)	(762,903)	$(14,251,113)

Class C
Issued from the sale of shares	124,629	$2,837,445	85,590	$1,613,257
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(143,997)	(3,298,011)	(255,548)	(4,769,722)

Net change	(19,368)	$(460,566)	(169,958)	$(3,156,465)

Class Y
Issued from the sale of shares	81,346	$2,361,782	10,018	$239,190
Issued in connection with the reinvestment of distributions	—	—	134	3,603
Redeemed	(70,661)	(1,992,917)	(200,693)	(4,399,790)

Net change	10,685	$368,865	(190,541)	$(4,156,997)

Increase (decrease) from capital share transactions	(666,677)	$(16,152,954)	(2,216,035)	$(44,819,314)

145  |

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,788,065	$65,400,688	1,568,273	$37,116,627
Issued in connection with the reinvestment of distributions	317,575	7,389,980	1,686,885	38,516,551
Redeemed	(2,106,032)	(49,305,459)	(5,956,654)	(142,473,851)

Net change	999,608	$23,485,209	(2,701,496)	$(66,840,673)

Class B
Issued from the sale of shares	10,577	$217,041	18,984	$406,070
Issued in connection with the reinvestment of distributions	14,666	294,492	79,966	1,589,861
Redeemed	(104,202)	(2,133,246)	(223,637)	(4,732,199)

Net change	(78,959)	$(1,621,713)	(124,687)	$(2,736,268)

Class C
Issued from the sale of shares	68,223	$1,388,881	186,557	$3,849,819
Issued in connection with the reinvestment of distributions	59,922	1,203,224	282,744	5,618,352
Redeemed	(207,376)	(4,236,662)	(455,474)	(9,570,079)

Net change	(79,231)	$(1,644,557)	13,827	$(101,908)

Class Y
Issued from the sale of shares	1,454,225	$34,463,876	1,291,230	$30,400,662
Issued in connection with the reinvestment of distributions	299,009	7,047,654	1,369,166	31,615,425
Redeemed	(2,720,061)	(63,353,642)	(3,559,389)	(85,024,677)

Net change	(966,827)	$(21,842,112)	(898,993)	$(23,008,590)

Increase (decrease) from capital share transactions	(125,409)	$(1,623,173)	(3,711,349)	$(92,687,439)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	700,637	$11,258,252	845,322	$10,950,063
Issued in connection with the reinvestment of distributions	—	—	7,026	102,623
Redeemed	(239,865)	(3,827,606)	(381,175)	(4,994,591)

Net change	460,772	$7,430,646	471,173	$6,058,095

Class C
Issued from the sale of shares	80,533	$1,285,635	33,713	$447,990
Issued in connection with the reinvestment of distributions	—	—	313	4,512
Redeemed	(7,658)	(123,556)	(7,556)	(94,316)

Net change	72,875	$1,162,079	26,470	$358,186

Class Y
Issued from the sale of shares	2,215,082	$36,091,080	2,494,934	$32,571,037
Issued in connection with the reinvestment of distributions	—	—	21,928	321,089
Redeemed	(517,294)	(8,292,722)	(456,608)	(5,870,040)

Net change	1,697,788	$27,798,358	2,060,254	$27,022,086

Increase (decrease) from capital share transactions	2,231,435	$36,391,083	2,557,897	$33,438,367

|  146

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2011		Period Ended December 31, 2010*
ActiveBeta Equity Fund	Shares	Amount	Shares		Amount
Class A
Issued from the sale of shares	—	$—	100		$1,001
Issued in connection with the reinvestment of distributions	1	8	—	(a)	5
Redeemed	—	—	—		—

Net change	1	$8	100		$1,006

Class C
Issued from the sale of shares	—	$—	100		$1,001
Issued in connection with the reinvestment of distributions	1	8	—	(a)	1
Redeemed	—	—	—		—

Net change	1	$8	100		$1,002

Class Y
Issued from the sale of shares	—	$—	500,000		$5,000,000
Issued in connection with the reinvestment of distributions	3,580	42,722	2,601		29,250
Redeemed	—	—	—		—

Net change	3,580	$42,722	502,601		$5,029,250

Increase (decrease) from capital share transactions	3,582	$42,738	502,801		$5,031,258

*	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Amount rounds to less than one share.

147  |

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name: David L. Giunta
Title: President and Chief Executive Officer
Date: August 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name: David L. Giunta
Title: President and Chief Executive Officer
Date: August 23, 2011

By:	/s/ Michael C. Kardok
Name: Michael C. Kardok
Title: Treasurer
Date: August 23, 2011